Document and Entity Information	6 Months Ended
	Jun. 30, 2012	Mar. 31, 2012 DPL [Member]
Entity Registrant Name	DPL INC
Entity Central Index Key	0000787250
Document Type	S-4
Document Period End Date	Jun 30, 2012
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding		1
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q2

Consolidated Statements of Results of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	1 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended	6 Months Ended	11 Months Ended	12 Months Ended
	Dec. 31, 2011 Successor [Member]	Jun. 30, 2012 Successor [Member]	Jun. 30, 2012 Successor [Member]	Jun. 30, 2011 Predecessor [Member]	Jun. 30, 2011 Predecessor [Member]	Nov. 27, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]
Revenues	$ 156.9	$ 382	$ 816	$ 433.3	$ 913.9	$ 1,670.9	$ 1,831.4	$ 1,539.4
Cost of revenues:
Fuel	35.8	68.9	166.3	92.1	191.9	355.8	383.9	330.4
Purchased power	36.7	80.3	175.1	113.6	234.4	404.6	387.4	260.2
Amortization of intangibles	11.6	19.2	47	0	0	0	0	0
Total cost of revenues	84.1	168.4	388.4	205.7	426.3	760.4	771.3	590.6
Gross margin	72.8	213.6	427.6	227.6	487.6	910.5	1,060.1	948.8
Operating expenses:
Operation and maintenance	47.5	103.8	205.5	106.8	206.2	377.8	340.6	306.5
Depreciation and amortization	11.6	31.1	62.5	35.1	70.2	129.4	139.4	145.5
General taxes	7.6	21.3	43	19.9	44.6	75.5	75.7	68.6
Total operating expenses	66.7	156.2	311	161.8	321	582.7	555.7	520.6
Operating income	6.1	57.4	116.6	65.8	166.6	327.8	504.4	428.2
Other income / (expense), net:
Investment income	0.1	0.2	0.3	0.1	0.2	0.4	1.8	(0.6)
Interest expense	(11.5)	(32.4)	(62)	(17.6)	(34.5)	(58.7)	(70.6)	(83)
Charge for early redemption of debt	0				(15.3)	(15.3)	0	0
Other expense	(0.3)	(0.9)	(1.2)	(0.3)	(0.7)	(1.7)	(2.3)	(3)
Total other income / (expense), net	(11.7)	(33.1)	(62.9)	(17.8)	(50.3)	(75.3)	(71.1)	(86.6)
Earnings before income tax	(5.6)	24.3	53.7	48	116.3	252.5	433.3	341.6
Income tax expense	0.6	12.4	20.1	16.3	41.1	102	143	112.5
Net income	$ (6.2)	$ 11.9	$ 33.6	$ 31.7	$ 75.2	$ 150.5	$ 290.3	$ 229.1
Average number of common shares outstanding (millions):
Basic				114.2	114.1	114.5	115.6	112.9
Diluted				114.9	114.7	115.1	116.1	114.2
Earnings per share of common stock:
Basic				$ 0.28	$ 0.66	$ 1.31	$ 2.51	$ 2.03
Diluted				$ 0.28	$ 0.66	$ 1.31	$ 2.5	$ 2.01
Dividends paid per share of common stock				$ 0.3325	$ 0.665	$ 1.54	$ 1.21	$ 1.14

Consolidated Statements of Comprehensive Income/(Loss) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended	6 Months Ended	11 Months Ended	12 Months Ended
	Dec. 31, 2011 Successor [Member]	Jun. 30, 2012 Successor [Member]	Jun. 30, 2012 Successor [Member]	Jun. 30, 2011 Predecessor [Member]	Jun. 30, 2011 Predecessor [Member]	Nov. 27, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]
Net income	$ (6.2)	$ 11.9	$ 33.6	$ 31.7	$ 75.2	$ 150.5	$ 290.3	$ 229.1
Available-for-sale securities activity:
Change in fair value of available-for-sale securities, net of income tax benefit/(expense) of $0.1 and $0.0, respectively for the three months and $(0.2) and $0.0, respectively for the six months	0	(0.1)	0.3	0	0	0	0.4	0.5
Total change in fair value of available-for-sale securities	0	(0.1)	0.3	0	0	0	0.4	0.5
Derivative activity:
Change in derivative fair value, net of income tax expense of $7.4 and $6.0, respectively for the three months and $3.3 and $5.4, respectively, for the six months	(0.5)	(13.4)	(5.8)	(11.3)	(10.1)	(58.2)	12.3	2.2
Reclassification of earnings, net of income tax (expense)/benefit of $0.0 and $(1.0), respectively, for the three months and $0.7 and $(1.3), respectively, for the six months	0	0.1	(0.8)	1.3	1.3	(0.3)	(5.9)	(5.9)
Total change in fair value of derivatives	(0.5)	(13.3)	(6.6)	(10)	(8.8)	(58.5)	6.4	(3.7)
Pension and postretirement activity:
Prior service cost for the period, net of income tax expense of $(0.0) and $(0.0), respectively	(0.2)					0.1	7	(10.5)
Net loss for the period, net of income tax benefit / (expense) of $(0.2), $(3.9), $4.0 and $(3.1), respectively	0.3					0.3	(6.1)	5.7
Reclassification to earnings, net of income tax benefit/(expense) of $(0.0) and $(0.3), respectively, for the three months and $0.0 and $(0.8), respectively, for the six months	0	(0.1)	(0.1)	0.4	1.6	2.8	2.4	2.1
Total change in unfunded pension obligation	0.1	(0.1)	(0.1)	0.4	1.6	3.2	3.3	(2.7)
Other comprehensive income / (loss)	(0.4)	(13.5)	(6.4)	(9.6)	(7.2)	(55.3)	10.1	(5.9)
Net comprehensive income / (loss)	$ (6.6)	$ (1.6)	$ 27.2	$ 22.1	$ 68	$ 95.2	$ 300.4	$ 223.2

Consolidated Statements of Comprehensive Income/(Loss) (Parenthetical) (USD $) In Millions, unless otherwise specified	6 Months Ended		1 Months Ended	3 Months Ended		11 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011 Successor [Member]	Jun. 30, 2012 Successor [Member]	Jun. 30, 2011 Predecessor [Member]	Nov. 27, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]
Income tax (expense)/benefit on unrealized gains (losses) related to available-for-sale securities	$ (0.2)	$ 0	$ 0	$ 0.1	$ 0	$ 0	$ (0.2)	$ (0.3)
Income tax (expense)/benefit on unrealized gains (losses) related to derivative activity	3.3	5.4	0.3	7.4	6	31.2	(6.6)	(1.2)
Income tax (expense)/benefit on reclassification of earnings related to derivative activity	0.7	(1.3)	0	0	(1)	(0.3)	2	1.8
Income tax (expense)/benefit on prior service cost related to pension and postretirement activity			0.2			0	(3.7)	5.6
Income tax (expense)/benefit on net loss related to pension and postretirement activity			(0.2)			0.7	4	(3.1)
Income tax (expense)/benefit on reclassification of earnings related to pension and postretirement activity	$ 0	$ (0.8)	$ 0	$ 0	$ (0.3)	$ (1.5)	$ (1.3)	$ (1.1)

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	1 Months Ended	6 Months Ended		11 Months Ended	12 Months Ended
	Dec. 31, 2011 Successor [Member]	Jun. 30, 2012 Successor [Member]	Jun. 30, 2011 Predecessor [Member]	Nov. 27, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]
Cash flows from operating activities:
Net income	$ (6.2)	$ 33.6	$ 75.2	$ 150.5	$ 290.3	$ 229.1
Adjustments to reconcile Net income to Net cash provided by operating activities:
Depreciation and amortization	11.6	62.5	70.2	129.4	139.4	145.5
Amortization of other assets	11.6	47	0	0	0
Amortization of debt market value adjustments		(9.5)	0
Deferred income taxes	0.1	(3.1)	37.5	65.5	59.9	201.6
Charge for early redemption of debt	0		15.3	15.3	0	0
Changes in certain assets and liabilities:
Accounts receivable	(12.3)	9.6	19.5	14.6	(1.5)	39.3
Inventories	(2.5)	(1.2)	1.2	(11.5)	10.4	(20.6)
Prepaid taxes	0.6	0.3	(20.7)	7.1	(9)	0
Taxes applicable to subsequent years	(71.2)	40.7	31.8	58.4	(4.1)	(1.5)
Deferred regulatory costs, net	0.1	0.1	8.9	(14.4)	21.8	(23.6)
Accounts payable	6.6	7.9	(5.9)	(0.6)	17.8	(65)
Accrued taxes payable	78.5	(50.6)	(33.4)	(58.6)	1.2	(2.4)
Accrued interest payable	6.4	1.5	2	(8.1)	(5.1)	(1.5)
Pension, retiree and other benefits	10.2	4.6	(42.7)	(34.2)	(58.2)	15.2
Unamortized investment tax credit	(0.2)	(0.1)	(1.4)	(2.3)	(2.8)	(2.8)
Insurance and claims costs	(0.1)		3.7	4.3	(6.1)	(1.4)
Other deferred debits, DPL stock held in trust	(26.9)			0	0	0
Other	(7.2)	(0.2)	23.9	10.1	10.2	12.8
Net cash provided by operating activities	(0.9)	143.1	185.1	325.5	464.2	524.7
Cash flows from investing activities:
Capital expenditures	(30.5)	(110.5)	(91.4)	(174.2)	(152.7)	(172.3)
Proceeds from sale of property - other	0			0	0	1.2
Purchase of MC Squared	0		(8.2)	(8.3)	0
Purchases of short-term investments and securities	0		(1.7)	(1.7)	(86.4)	(20.7)
Sales of short-term investments and securities	0		70.9	70.9	17.1	25.7
Other	(0.4)		1.8	1.5	1.4	1.4
Net cash used for investing activities	(30.9)	(110.5)	(28.6)	(111.8)	(220.6)	(164.7)
Cash flows from financing activities:
Dividends paid on common stock	(63)	(45)	(76.4)	(113)	(139.7)	(128.8)
Payment to former warrant holders		(9)	0
Proceeds from liquidation of DPL stock, held in trust	26.9			0	0
Early redemption of Capital Trust II debt	0		(122)	(122)	0	(52.4)
Premium paid for early redemption of debt	0		(12.2)	(12.2)	0	(3.7)
Payment of MC Squared debt	0		(13.5)	(13.5)	0
Payment of long-term debt	0	(0.1)	0	(297.5)	0	(175)
Issuance of long-term debt	125			300	0
Withdrawals from revolving credit facilities	0		50	50	0	260
Repayments of borrowings from revolving credit facilities	0		(50)	(50)	0	(260)
Contributions to additional paid-in capital from parent		0.3	0
Withdrawal of restricted funds held in trust, net	0			0	0	14.5
Repurchase of DPL common stock	0			0	(56.4)	(64.4)
Repurchase of warrants	0			0	0	(25.2)
Exercise of stock options	0		1.4	1.6	1.4	9
Exercise of warrants	0		14.7	14.7	0	77.7
Tax impact related to exercise of stock options	0		0.3	1.4	0.2	0.7
Net cash used for financing activities	88.9	(53.8)	(207.7)	(240.5)	(194.5)	(347.6)
Cash and cash equivalents:
Net change	57.1	(21.2)	(51.2)	(26.8)	49.1	12.4
Assumption of cash aquisition	19.2			0	0
Balance at beginning of period		173.5	124	124	74.9	62.5
Cash and cash equivalents at end of period	173.5	152.3	72.8	97.2	124	74.9
Supplemental cash flow information:
Interest paid, net of amounts capitalized	6	66.7	30.3	62	77.1	84.3
Income taxes paid, net	0	21.6	24.7	25.6	87.1	(94.6)
Assumption of debit with acquisition	1,250			0	0	0
Non-cash financing and investing activities:
Accruals for capital expenditures	7.6	25.3	22.6	18.9	23.2	20.8
Long-term liability incurred for purchase of assets	$ 0		$ 18.7	$ 18.7	$ 0

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Jun. 30, 2012 Successor [Member]	Dec. 31, 2011 Successor [Member]	Dec. 31, 2011 Purchase Accounting Adjustment [Member]
Current assets:
Cash and cash equivalents	$ 124	$ 152.3	$ 173.5	$ 173.5
Short-term investments	69.3			0
Accounts receivable, net (Note 3)	215.5	208.1	219.1	219.1
Inventories (Note 3)	112.6	127	125.8	125.8
Taxes applicable to subsequent years	63.7	35.8	76.5	76.5
Regulatory assets, current (Note 4)	22	22.3	20.8	20.8
Other prepayments and current assets	40.6	35.2	36.2	36.2
Total current assets	647.7	580.7	651.9	651.9
Property, plant and equipment:
Property, plant and equipment	5,353.6	2,525	2,360.3	2,360.3
Less: Accumulated depreciation and amortization	(2,555.2)	(121.7)	(7.5)	(7.5)
Property, plant and equipment, net of depreciation	2,798.4	2,403.3	2,352.8	2,352.8
Construction work in process	119.7	145.2	152.3	152.3
Total net property, plant and equipment	2,918.1	2,548.5	2,505.1	2,505.1
Other noncurrent assets:
Regulatory assets, non-current (Note 4)	167	170.9	177.8	177.8
Goodwill	0	2,568.1	2,568.1	2,568.1
Intangible asset, net of amortization	2.7	98.3	142.4	142.4
Other deferred assets	77.8	42.3	51.8	51.8
Total other noncurrent assets	247.5	2,879.6	2,940.1	2,940.1
Total Assets	3,813.3	6,008.8	6,097.1	6,097.1
Current liabilities:
Current portion - long-term debt (Note 6)	297.5	0.4	0.4	0.4
Accounts payable	98.7	111	111.1	111.1
Accrued taxes	68.1	64.9	76.3	76.3
Accrued interest	18.4	32	30.2	30.2
Customer security deposits	18.7	16.5	15.9	15.9
Regulatory liabilities, current (Note 4)	10	0	0.5	0.5
Dividends payable		25	0
Insurance and claims costs		14.2	14.2
Other current liabilities	43.2	60.3	61.1	61.1
Total current liabilities	554.6	324.3	309.7	295.5
Noncurrent liabilities:
Long-term debt (Note 6)	1,026.6	2,619.2	2,628.9	2,628.9
Deferred taxes (Note 7)	623.1	497.9	505.7	505.7
Taxes Payable		56.4	96.9
Regulatory liabilities, non-current (Note 4)	114	118.2	118.6	118.6
Pension, retiree and other benefits	64.9	47.2	47.5	47.5
Derivative liability		42.2	36.9
Unamortized investment tax credit	32.4	3.5	3.6	3.6
Insurance and claims costs	10.1			14.2
Other deferred credits	146.2	94.2	100.2	234
Total noncurrent liabilities	2,017.3	3,478.8	3,538.3	3,552.5
Redeemable preferred stock	22.9	18.4	18.4	18.4
Commitments and contingencies (Note 12)
Common shareholders' equity:
Common stock, at par value of $0.01 per share:	1.2			0
Warrants	2.7			0
Common stock held by employee plans	(12.5)			0
Other paid-in capital	0	2,236.6	2,237.3	2,237.3
Accumulated other comprehensive loss	(18.9)	(6.8)	(0.4)	(0.4)
Retained earnings	1,246	(42.5)	(6.2)	(6.2)
Total common shareholders' equity	1,218.5	2,187.3	2,230.7	2,230.7
Total Liabilities and Shareholders' Equity	$ 3,813.3	$ 6,008.8	$ 6,097.1	$ 6,097.1

Consolidated Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2011 Successor [Member]	Dec. 31, 2010 Predecessor [Member]
Common stock, par value (in dollars per share)	$ 0	$ 0	$ 0	$ 0.01
Common stock, shares authorized	1,500	1,500	1,500	250,000,000
Common stock, shares issued	1	1	1	163,724,211
Common stock, shares outstanding	1	1	1	116,924,844

Consolidated Statements of Shareholders' Equity (USD $) In Millions, except Share data	Common Stock [Member] Successor [Member]	Common Stock [Member] Predecessor [Member]	Warrant [Member] Successor [Member]	Warrant [Member] Predecessor [Member]	Common Stock Held By Employee Plans [Member] Successor [Member]	Common Stock Held By Employee Plans [Member] Predecessor [Member]	Other Paid-In Capital [Member] Successor [Member]	Other Paid-In Capital [Member] Predecessor [Member]	Accumulated Other Comprehensive Income/(Loss) [Member] Successor [Member]	Accumulated Other Comprehensive Income/(Loss) [Member] Predecessor [Member]	Retained Earnings [Member] Successor [Member]	Retained Earnings [Member] Predecessor [Member]	Successor [Member]	Predecessor [Member]	Total
Balance at Dec. 31, 2008		$ 1.2		$ 31		$ (27.6)				$ (23.1)		$ 1,015.6		$ 997.1
Balance (in shares) at Dec. 31, 2008		115,961,880
Net income												229.1		229.1
Change in fair value of available-for-sale securities, net of tax										0.5				0.5
Change in derivative fair value, net of income tax expense of $7.4 and $6.0, respectively for the three months and $3.3 and $5.4, respectively, for the six months										(3.7)				2.2
Change in unrealized gains (losses) on pension and postretirement benefits, net of tax										(2.7)
Total comprehensive income / (Loss)														223.2
Common stock dividends												(128.8)		(128.8)
Repurchase of warrants				(13.6)								(11.6)		(25.2)
Exercise of warrants				(14.5)								92.2		77.7
Exercise of warrants (in shares)		4,973,629
Treasury stock purchased												(64.4)		(64.4)
Treasury stock purchased (in shares)		(2,388,391)
Treasury stock reissued												10.1		10.1
Treasury stock reissued (in shares)		419,649
Tax effects to equity												0.8		0.8
Employee / Director stock plans						8.3						0.5		8.8
Other												0.6		0.6
Balance at Dec. 31, 2009		1.2		2.9		(19.3)		0		(29)		1,144.1		1,099.9
Balance (in shares) at Dec. 31, 2009		118,966,767
Net income												290.3		290.3
Change in fair value of available-for-sale securities, net of tax										0.4				0.4
Change in derivative fair value, net of income tax expense of $7.4 and $6.0, respectively for the three months and $3.3 and $5.4, respectively, for the six months										6.4				12.3
Change in unrealized gains (losses) on pension and postretirement benefits, net of tax										3.3
Total comprehensive income / (Loss)														300.4
Common stock dividends												(139.7)		(139.7)
Repurchase of warrants				(0.2)										(0.2)
Exercise of warrants														0
Exercise of warrants (in shares)		18,288
Treasury stock purchased												(56.4)		(56.4)
Treasury stock purchased (in shares)		(2,182,751)
Treasury stock reissued												2.4		2.4
Treasury stock reissued (in shares)		122,540
Tax effects to equity												0.2		0.2
Employee / Director stock plans						6.8						5.1		11.9
Balance at Dec. 31, 2010		1.2		2.7		(12.5)		0		(18.9)		1,246		1,218.5	1,218.5
Balance (in shares) at Dec. 31, 2010		116,924,844
Net income														75.2
Change in fair value of available-for-sale securities, net of tax														0
Change in derivative fair value, net of income tax expense of $7.4 and $6.0, respectively for the three months and $3.3 and $5.4, respectively, for the six months														(10.1)
Total comprehensive income / (Loss)														68
Balance at Jun. 30, 2011
Balance at Dec. 31, 2010		1.2		2.7		(12.5)		0		(18.9)		1,246		1,218.5	1,218.5
Balance (in shares) at Dec. 31, 2010		116,924,844
Net income												150.5		150.5
Change in fair value of available-for-sale securities, net of tax														0
Change in derivative fair value, net of income tax expense of $7.4 and $6.0, respectively for the three months and $3.3 and $5.4, respectively, for the six months										(58.5)				(58.2)
Change in unrealized gains (losses) on pension and postretirement benefits, net of tax										3.2
Total comprehensive income / (Loss)														95.2
Common stock dividends												(176)		(176)
Repurchase of warrants				(1.1)										(1.1)
Treasury stock reissued												18.2		18.2
Treasury stock reissued (in shares)		805,150
Tax effects to equity												1.4		1.4
Employee / Director stock plans						12.7						1.8		14.5
Other										(0.1)		(0.1)		(0.2)
Balance at Nov. 27, 2011		1.2		1.6		0.2		0		(74.3)		1,241.8		1,170.5
Balance (in shares) at Nov. 27, 2011		117,729,994
Capitalization at merger							2,235.6						2,235.6
Net income											(6.2)		(6.2)
Change in fair value of available-for-sale securities, net of tax													0
Change in derivative fair value, net of income tax expense of $7.4 and $6.0, respectively for the three months and $3.3 and $5.4, respectively, for the six months									(0.5)				(0.5)
Change in unrealized gains (losses) on pension and postretirement benefits, net of tax									0.1
Total comprehensive income / (Loss)													(6.6)
Contribution from Parent							1.7						1.7
Balance at Dec. 31, 2011	0		0		0		2,237.3		(0.4)		(6.2)		2,230.7
Balance (in shares) at Dec. 31, 2011	1
Net income													33.6
Change in fair value of available-for-sale securities, net of tax													0.3		0.3
Change in derivative fair value, net of income tax expense of $7.4 and $6.0, respectively for the three months and $3.3 and $5.4, respectively, for the six months													(5.8)
Total comprehensive income / (Loss)													27.2
Balance at Jun. 30, 2012													2,187.3
Balance at Mar. 31, 2012
Net income													11.9
Change in fair value of available-for-sale securities, net of tax													(0.1)
Change in derivative fair value, net of income tax expense of $7.4 and $6.0, respectively for the three months and $3.3 and $5.4, respectively, for the six months													(13.4)
Total comprehensive income / (Loss)													(1.6)
Balance at Jun. 30, 2012													$ 2,187.3

Overview and Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Overview and Summary of Significant Accounting Policies [Abstract]
Overview and Summary of Significant Accounting Policies

1. Overview and Summary of Significant Accounting Policie

Description of Business

DPL is a diversified regional energy company organized in 1985 under the laws of Ohio. DPL's two reportable segments are the Utility segment, comprised of its DP&L subsidiary, and the Competitive Retail segment, comprised of its DPLER operations, which include the operations of DPLER's wholly owned subsidiary MC Squared. Refer to Note 14 for more information relating to these reportable segments.

On November 28, 2011, DPL was acquired by AES in the Merger and DPL became a wholly owned subsidiary of AES. See Note 2.

DP&L is a public utility incorporated in 1911 under the laws of Ohio. DP&L is engaged in the generation, transmission, distribution and sale of electricity to residential, commercial, industrial and governmental customers in a 6,000 square mile area of West Central Ohio. Electricity for DP&L's 24 county service area is primarily generated at eight coal-fired power plants and is distributed to more than 500,000 retail customers. Principal industries served include automotive, food processing, paper, plastic manufacturing and defense.

DP&L's sales reflect the general economic conditions and seasonal weather patterns of the area. DP&L sells any excess energy and capacity into the wholesale market.

DPLER sells competitive retail electric service, under contract, to residential, commercial and industrial customers. DPLER's operations include those of its wholly owned subsidiary, MC Squared, which was acquired on February 28, 2011. DPLER has approximately 70,000 customers currently located throughout Ohio and Illinois. DPLER does not own any transmission or generation assets, and all of DPLER's electric energy was purchased from DP&L or PJM to meet its sales obligations. DPLER's sales reflect the general economic conditions and seasonal weather patterns of the areas it serves.

DPL's other significant subsidiaries include DPLE, which owns and operates peaking generating facilities from which it makes wholesale sales of electricity and MVIC, our captive insurance company that provides insurance services to us and our subsidiaries. All of DPL's subsidiaries are wholly owned.

DPL also has a wholly owned business trust, DPL Capital Trust II, formed for the purpose of issuing trust capital securities to investors.

DP&L's electric transmission and distribution businesses are subject to rate regulation by federal and state regulators while its generation business is deemed competitive under Ohio law. Accordingly, DP&L applies the accounting standards for regulated operations to its electric transmission and distribution businesses and records regulatory assets when incurred costs are expected to be recovered in future customer rates, and regulatory liabilities when current cost recoveries in customer rates relate to expected future costs.

DPL and its subsidiaries employed 1,493 people as of June 30, 2012, of which 1,446 employees were employed by DP&L. Approximately 53% of all employees are under a collective bargaining agreement which expires on October 31, 2014.

Financial Statement Presentation

DPL's Condensed Consolidated Financial Statements include the accounts of DPL and its wholly owned subsidiaries except for DPL Capital Trust II which is not consolidated, consistent with the provisions of GAAP. DP&L's undivided ownership interests in certain coal-fired generating plants are included in the financial statements at amortized cost, which was adjusted to fair value at the Merger date for DPL Inc. Operating revenues and expenses are included on a pro-rata basis in the corresponding lines in the Condensed Consolidated Statement of Operations. See Note 5 for more information.

Certain excise taxes collected from customers have been reclassified out of operating expenses in the 2011 presentation to conform to AES' presentation of these items. These taxes are presented net within revenue. Certain immaterial amounts from prior periods have been reclassified to conform to the current reporting presentation.

All material intercompany accounts and transactions are eliminated in consolidation.

These financial statements have been prepared in accordance with GAAP for interim financial statements and with the instructions of Form 10-Q and Regulation S-X. Accordingly, certain information and footnote disclosures normally included in the annual financial statements prepared in accordance with GAAP have been omitted from this interim report. Therefore, our interim financial statements in this report should be read along with the annual financial statements included in our Form 10-K for the fiscal year ended December 31, 2011.

In the opinion of our management, the Condensed Consolidated Financial Statements presented in this report contain all adjustments necessary to fairly state our financial condition as of June 30, 2012; our results of operations for the three and six months ended June 30, 2012 and our cash flows for the six months ended June 30, 2012. Unless otherwise noted, all adjustments are normal and recurring in nature. Due to various factors, including but not limited to, seasonal weather variations, the timing of outages of electric generating units, changes in economic conditions involving commodity prices and competition, and other factors, interim results for the three and six months ended June 30, 2012 may not be indicative of our results that will be realized for the full year ending December 31, 2012.

The preparation of financial statements in conformity with GAAP requires us to make estimates and judgments that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the revenues and expenses of the periods reported. Actual results could differ from these estimates. Significant items subject to such estimates and judgments include: the carrying value of property, plant and equipment; unbilled revenues; the valuation of derivative instruments; the valuation of insurance and claims liabilities; the valuation of allowances for receivables and deferred income taxes; regulatory assets and liabilities; reserves recorded for income tax exposures; litigation; contingencies; the valuation of AROs; assets and liabilities related to employee benefits; goodwill; and intangibles.

On November 28, 2011, AES completed the Merger with DPL. As a result of the Merger, DPL is an indirectly wholly owned subsidiary of AES. DPL's basis of accounting incorporates the application of FASC 805, "Business Combinations" (FASC 805) as of the date of the Merger. FASC 805 requires the acquirer to recognize and measure identifiable assets acquired and liabilities assumed at fair value as of the Merger date. DPL's Condensed Consolidated Financial Statements and accompanying footnotes have been segregated to present pre-merger activity as the "Predecessor" Company and post-merger activity as the "Successor" Company. Purchase accounting impacts, including goodwill recognition, have been "pushed down" to DPL, resulting in the assets and liabilities of DPL being recorded at their respective fair values as of November 28, 2011. These adjustments are subject to change as AES finalizes its purchase price allocation during the applicable measurement period.

As a result of the push down accounting, DPL's Condensed Consolidated Statements of Operations subsequent to the Merger include amortization expense relating to purchase accounting adjustments and depreciation of fixed assets based upon their fair value. Therefore, the DPL financial data prior to the Merger will not generally be comparable to its financial data subsequent to the Merger.

DPL remeasured the carrying amount of all of its assets and liabilities to fair value, which resulted in the recognition of approximately $2,568.1 million of goodwill. FASC 350, "Intangibles – Goodwill and Other," requires that goodwill be tested for impairment at the reporting unit level at least annually or more frequently if impairment indicators are present. In evaluating the potential impairment of goodwill, we make estimates and assumptions about revenue, operating cash flows, capital expenditures, growth rates and discount rates based on our budgets and long term forecasts, macroeconomic projections, and current market expectations of returns on similar assets. There are inherent uncertainties related to these factors and management's judgment in applying these factors. Generally, the fair value of a reporting unit is determined using a discounted cash flow valuation model. We could be required to evaluate the potential impairment of goodwill outside of the required annual assessment process if we experience situations, including but not limited to: deterioration in general economic conditions; changes to our operating or regulatory environment; increased competitive environment; increase in fuel costs particularly when we are unable to pass its effect to customers; negative or declining cash flows; loss of a key contract or customer, particularly when we are unable to replace it on equally favorable terms; or adverse actions or assessments by a regulator. These types of events and the resulting analyses could result in goodwill impairment expense, which could substantially affect our results of operations for those periods.

As part of the purchase accounting, values were assigned to various intangible assets, including customer relationships, customer contracts and the value of our ESP.

Sale of Receivables

In the first quarter of 2012, DPLER began selling receivables from DPLER customers in Duke Energy's territory to Duke Energy. These sales are at face value for cash at the billed amounts for DPLER customers' use of energy. There is no recourse or any other continuing involvement associated with the sold receivables. Total receivables sold during the three and six months ended June 30, 2012 were $4.0 million and $5.2 million, respectively.

Property, Plant and Equipment

We record our ownership share of our undivided interest in jointly-held plants as an asset in property, plant and equipment. Property, plant and equipment are stated at cost. For regulated transmission and distribution property, cost includes direct labor and material, allocable overhead expenses and an allowance for funds used during construction (AFUDC). AFUDC represents the cost of borrowed funds and equity used to finance regulated construction projects. For non-regulated property, cost also includes capitalized interest. Capitalization of AFUDC and interest ceases at either project completion or at the date specified by regulators. AFUDC and capitalized interest was $1.2 million and $1.1 million during the three months and $2.6 million and $2.2 million during the six months ended June 30, 2012 and 2011, respectively.

For unregulated generation property, cost includes direct labor and material, allocable overhead expenses and interest capitalized during construction using the provisions of GAAP relating to the accounting for capitalized interest.

For substantially all depreciable property, when a unit of property is retired, the original cost of that property less any salvage value is charged to Accumulated depreciation and amortization.

Property is evaluated for impairment when events or changes in circumstances indicate that its carrying amount may not be recoverable.

Intangibles

Intangibles include emission allowances, renewable energy credits, customer relationships, customer contracts and the value of our ESP. Emission allowances are carried on a first-in, first-out (FIFO) basis for purchased emission allowances. In addition, we recorded emission allowances at their fair value as of the Merger date. Net gains or losses on the sale of excess emission allowances, representing the difference between the sales proceeds and the cost of emission allowances, are recorded as a component of our fuel costs and are reflected in Operating income when realized. During the six months ended June 30, 2012 and 2011, DPL had no gains for the sale of emission allowances. Beginning in January 2010, part of the gains on emission allowances were used to reduce the overall fuel rider charged to our SSO retail customers.

Customer relationships recognized as part of the purchase accounting associated with the Merger are amortized over ten to seventeen years and customer contracts are amortized over the average length of the contracts. The ESP is amortized over one year on a straight-line basis. Emission allowances are amortized as they are used in our operations on a FIFO basis. Renewable energy credits are amortized as they are used or retired.

Prior to the Merger date, emission allowances and renewable energy credits were carried as inventory. Emission allowances and renewable energy credits are now carried as intangibles in accordance with AES' policy. The amounts for 2011 have been reclassified to reflect this change in presentation.

Accounting for Taxes Collected from Customers and Remitted to Governmental Authorities

DPL collects certain excise taxes levied by state or local governments from its customers. Prior to the Merger date, certain excise and other taxes were recorded gross. Effective on the Merger date, these taxes are accounted for on a net basis and recorded as a reduction in revenues for presentation in accordance with AES policy. The amounts for the three months ended June 30, 2012 and 2011 were $11.9 million and $11.6 million, respectively. The amounts for the six months ended June 30, 2012 and 2011 were $24.8 million and $25.7 million, respectively. The 2011 amounts were reclassified to conform to this presentation.

Share-Based Compensation

We measure the cost of employee services received and paid with equity instruments based on the fair-value of such equity instrument on the grant date. This cost is recognized in results of operations over the period that employees are required to provide service. Liability awards are initially recorded based on the fair-value of equity instruments and are to be re-measured for the change in stock price at each subsequent reporting date until the liability is ultimately settled. The fair-value for employee share options and other similar instruments at the grant date are estimated using option-pricing models and any excess tax benefits are recognized as an addition to paid-in capital. The reduction in income taxes payable from the excess tax benefits is presented in the Condensed Consolidated Statements of Cash Flows within Cash flows from financing activities. As a result of the Merger (see Note 2), vesting of all DPL share-based awards was accelerated as of the Merger date, and none are in existence at June 30, 2012.

Recently Issued Accounting Standards

Offsetting Assets and Liabilities

In December 2011, the FASB issued ASU 2011-11 "Disclosures about Offsetting Assets and Liabilities" (ASU 2011-11) effective for interim and annual reporting periods beginning on or after January 1, 2013. We expect to adopt this ASU on January 1, 2013. This standard updates FASC 210, "Balance Sheet." ASU 2011-11 updates the disclosures for financial instruments and derivatives to provide more transparent information around the offsetting of assets and liabilities. Entities are required to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position and/or subject to an agreement similar to a master netting agreement. We do not expect these new rules to have a material impact on our overall results of operations, financial position or cash flows.

Recently Adopted Accounting Standards

Fair Value Disclosures

In May 2011, the FASB issued ASU 2011-04 "Fair Value Measurements" (ASU 2011-04) effective for interim and annual reporting periods beginning after December 15, 2011. We adopted this ASU on January 1, 2012. This standard updates FASC 820, "Fair Value Measurements." ASU 2011-04 essentially converges US GAAP guidance on fair value with the IFRS guidance. The ASU requires more disclosures around Level 3 inputs. It also increases reporting for financial instruments disclosed at fair value but not recorded at fair value and provides clarification of blockage factors and other premiums and discounts. These new rules did not have a material effect on our overall results of operations, financial position or cash flows.

Comprehensive Income

In June 2011, the FASB issued ASU 2011-05 "Presentation of Comprehensive Income" (ASU 2011-05) effective for interim and annual reporting periods beginning after December 15, 2011. We adopted this ASU on January 1, 2012. This standard updates FASC 220, "Comprehensive Income." ASU 2011-05 essentially converges US GAAP guidance on the presentation of comprehensive income with the IFRS guidance. The ASU requires the presentation of comprehensive income in one continuous financial statement or two separate but consecutive statements. Any reclassification adjustments from other comprehensive income to net income are required to be presented on the face of the Statement of Comprehensive Income. These new rules did not have a material effect on our overall results of operations, financial position or cash flows.

Goodwill Impairment

In September 2011, the FASB issued ASU 2011-08 "Testing Goodwill for Impairment" (ASU 2011-08) effective for interim and annual reporting periods beginning after December 15, 2011. We adopted this ASU on January 1, 2012. This standard updates FASC 350, "Intangibles-Goodwill and Other." ASU 2011-08 allows an entity to first test Goodwill using qualitative factors to determine if it is more likely than not that the fair value of a reporting unit has been impaired; if so, then the two-step impairment test is performed.

1. Overview and Summary of Significant Accounting Policies

Description of Business

DPL is a diversified regional energy company organized in 1985 under the laws of Ohio. DPL's two reportable segments are the Utility segment, comprised of its DP&L subsidiary, and the Competitive Retail segment, comprised of its DPLER subsidiary. Refer to Note 18 for more information relating to these reportable segments.

On November 28, 2011, DPL was acquired by AES in the Merger and DPL became a wholly-owned subsidiary of AES. See Note 2.

DP&L is a public utility incorporated in 1911 under the laws of Ohio. DP&L is engaged in the generation, transmission, distribution and sale of electricity to residential, commercial, industrial and governmental customers in a 6,000 square mile area of West Central Ohio. Electricity for DP&L's 24 county service area is primarily generated at eight coal-fired power plants and is distributed to more than 500,000 retail customers. Principal industries served include automotive, food processing, paper, plastic manufacturing and defense.

DP&L's sales reflect the general economic conditions and seasonal weather patterns of the area. DP&L sells any excess energy and capacity into the wholesale market.

DPLER sells competitive retail electric service, under contract, to residential, commercial and industrial customers. DPLER's operations include those of its wholly-owned subsidiary, MC Squared, which was acquired on February 28, 2011. DPLER has approximately 40,000 customers currently located throughout Ohio and Illinois. DPLER does not own any transmission or generation assets, and all of DPLER's electric energy was purchased from DP&L or PJM to meet its sales obligations. DPLER's sales reflect the general economic conditions and seasonal weather patterns of the area.

DPL's other significant subsidiaries include DPLE, which owns and operates peaking generating facilities from which it makes wholesale sales of electricity and MVIC, our captive insurance company that provides insurance services to us and our subsidiaries. All of DPL's subsidiaries are wholly-owned.

DPL also has a wholly-owned business trust, DPL Capital Trust II, formed for the purpose of issuing trust capital securities to investors.

DP&L's electric transmission and distribution businesses are subject to rate regulation by federal and state regulators while its generation business is deemed competitive under Ohio law. Accordingly, DP&L applies the accounting standards for regulated operations to its electric transmission and distribution businesses and records regulatory assets when incurred costs are expected to be recovered in future customer rates, and regulatory liabilities when current cost recoveries in customer rates relate to expected future costs.

DPL and its subsidiaries employed 1,510 people as of December 31, 2011, of which 1,468 employees were employed by DP&L. Approximately 53% of all employees are under a collective bargaining agreement which expires on October 31, 2014.

Financial Statement Presentation

We prepare Consolidated Financial Statements for DPL. DPL's Consolidated Financial Statements include the accounts of DPL and its wholly-owned subsidiaries except for DPL Capital Trust II which is not consolidated, consistent with the provisions of GAAP. DP&L's undivided ownership interests in certain coal-fired generating plants are included in the financial statements at amortized cost, which was adjusted to fair value at the Merger date. Operating revenues and expenses are included on a pro-rata basis in the corresponding lines in the Consolidated Statement of Operations. See Note 5 for more information.

Certain excise taxes collected from customers have been reclassified out of revenue and operating expenses in the 2010 and 2009 presentation to conform to AES' presentation of these items. Certain immaterial amounts from prior periods have been reclassified to conform to the current reporting presentation.

Deferred SECA revenue of $15.4 million at December 31, 2010 was reclassified from Regulatory liabilities to Other deferred credits. The balance of deferred SECA revenue at December 31, 2011 and 2010 was $17.8 million and $15.4 million, respectively. The amount at December 31, 2011 includes interest of $5.2 million. The FERC-approved SECA billings are unearned revenue where the earnings process is not complete and do not represent a potential overpayment by retail ratepayers or potential refunds of costs that had been previously charged to retail ratepayers through rates. Therefore, any amounts that are ultimately collected related to these charges would not be a reduction to future rates charged to retail ratepayers and therefore do not meet the criteria for recording as a regulatory liability under GAAP.

All material intercompany accounts and transactions are eliminated in consolidation.

The preparation of financial statements in conformity with GAAP requires us to make estimates and judgments that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the revenues and expenses of the periods reported. Actual results could differ from these estimates. Significant items subject to such estimates and judgments include: the carrying value of Property, plant and equipment; unbilled revenues; the valuation of derivative instruments; the valuation of insurance and claims liabilities; the valuation of allowances for receivables and deferred income taxes; regulatory assets and liabilities; reserves recorded for income tax exposures; litigation; contingencies; the valuation of AROs; assets and liabilities related to employee benefits; goodwill; and intangibles.

On November 28, 2011, AES completed the Merger with DPL. As a result of the Merger, DPL is a wholly-owned, subsidiary of AES. DPL's basis of accounting incorporates the application of FASC 805, "Business Combinations" (FASC 805) as of the date of the Merger. FASC 805 requires the acquirer to recognize and measure identifiable assets acquired and liabilities assumed at fair value as of the Merger date. DPL's Consolidated Financial Statements and accompanying footnotes have been segregated to present pre-merger activity as the "Predecessor" Company and post-merger activity as the "Successor" Company. Purchase accounting impacts, including goodwill recognition, have been "pushed down" to DPL, resulting in the assets and liabilities of DPL being recorded at their respective fair values as of November 28, 2011 (see Note 2). These adjustments are subject to change as AES finalizes its purchase price allocation during the applicable measurement period.

As a result of the push down accounting, DPL's Consolidated Statements of Operations subsequent to the Merger include amortization expense relating to purchase accounting adjustments and depreciation of fixed assets based upon their fair value. Therefore, the DPL financial data prior to the Merger will not generally be comparable to its financial data subsequent to the Merger. See Note 2 for additional information.

DPL remeasured the carrying amount of all of its assets and liabilities to fair value, which resulted in the recognition of approximately $2,568.1 million of goodwill. FASC 350, "Intangibles Goodwill and Other", requires that goodwill be tested for impairment at the reporting unit level at least annually or more frequently if impairment indicators are present. In evaluating the potential impairment of goodwill, we make estimates and assumptions about revenue, operating cash flows, capital expenditures, growth rates and discount rates based on our budgets and long term forecasts, macroeconomic projections, and current market expectations of returns on similar assets. There are inherent uncertainties related to these factors and management's judgment in applying these factors. Generally, the fair value of a reporting unit is determined using a discounted cash flow valuation model. We could be required to evaluate the potential impairment of goodwill outside of the required annual assessment process if we experience situations, including but not limited to: deterioration in general economic conditions; operating or regulatory environment; increased competitive environment; increase in fuel costs particularly when we are unable to pass its effect to customers; negative or declining cash flows; loss of a key contract or customer particularly when we are unable to replace it on equally favorable terms; or adverse actions or assessments by a regulator. These types of events and the resulting analyses could result in goodwill impairment expense, which could substantially affect our results of operations for those periods.

As part of the purchase accounting, values were assigned to various intangible assets, including customer relationships, customer contracts and the value of our electric security plan. See Note 6 for more information.

Revenue Recognition

Revenues are recognized from retail and wholesale electricity sales and electricity transmission and distribution delivery services. We consider revenue realized, or realizable, and earned when persuasive evidence of an arrangement exists, the products or services have been provided to the customer, the sales price is fixed or determinable, and collection is reasonably assured. Energy sales to customers are based on the reading of their meters that occurs on a systematic basis throughout the month. We recognize the revenues on our statements of results of operations using an accrual method for retail and other energy sales that have not yet been billed, but where electricity has been consumed. This is termed "unbilled revenues" and is a widely recognized and accepted practice for utilities. At the end of each month, unbilled revenues are determined by the estimation of unbilled energy provided to customers since the date of the last meter reading, estimated line losses, the assignment of unbilled energy provided to customer classes and the average rate per customer class.

All of the power produced at the generation plants is sold to an RTO and we in turn purchase it back from the RTO to supply our customers. These power sales and purchases are reported on a net hourly basis as revenues or purchased power on our Statements of Results of Operations. We record expenses when purchased electricity is received and when expenses are incurred, with the exception of the ineffective portion of certain power purchase contracts that are derivatives and qualify for hedge accounting. We also have certain derivative contracts that do not qualify for hedge accounting, and their unrealized gains or losses are recorded prior to the receipt of electricity.

Allowance for Uncollectible Accounts

We establish provisions for uncollectible accounts by using both historical average loss percentages to project future losses and by establishing specific provisions for known credit issues.

Property, Plant and Equipment

We record our ownership share of our undivided interest in jointly-held plants as an asset in property, plant and equipment. Property, plant and equipment are stated at cost. For regulated transmission and distribution property, cost includes direct labor and material, allocable overhead expenses and an allowance for funds used during construction (AFUDC). AFUDC represents the cost of borrowed funds and equity used to finance regulated construction projects. For non-regulated property, cost also includes capitalized interest. Capitalization of AFUDC and interest ceases at either project completion or at the date specified by regulators. AFUDC and capitalized interest was $0.5 million, $3.9 million, $3.4 million and $3.1 million in the period from November 28, 2011 through December 31, 2011, the period January 1, 2011 through November 27, 2011, and the years ended December 31, 2010 and 2009, respectively.

For unregulated generation property, cost includes direct labor and material, allocable overhead expenses and interest capitalized during construction using the provisions of GAAP relating to the accounting for capitalized interest.

For substantially all depreciable property, when a unit of property is retired, the original cost of that property less any salvage value is charged to Accumulated depreciation and amortization.

Property is evaluated for impairment when events or changes in circumstances indicate that its carrying amount may not be recoverable.

Repairs and Maintenance

Costs associated with maintenance activities, primarily power plant outages, are recognized at the time the work is performed. These costs, which include labor, materials and supplies, and outside services required to maintain equipment and facilities, are capitalized or expensed based on defined units of property.

Depreciation Study Change in Estimate

Depreciation expense is calculated using the straight-line method, which allocates the cost of property over its estimated useful life. For DPL's generation, transmission and distribution assets, straight-line depreciation is applied monthly on an average composite basis using group rates. In July 2010, DPL completed a depreciation rate study for non-regulated generation property based on its property, plant and equipment balances at December 31, 2009, with certain adjustments for subsequent property additions. The results of the depreciation study concluded that many of DPL's composite depreciation rates should be reduced due to projected useful asset lives which are longer than those previously estimated. DPL adjusted the depreciation rates for its non-regulated generation property effective July 1, 2010, resulting in a net reduction of depreciation expense. For the year ended December 31, 2011, the net reduction in depreciation expense amounted to $4.8 million ($3.1 million net of tax) compared to the prior year. On an annualized basis, the net reduction in depreciation expense is projected to be approximately $9.6 million ($6.2 million net of tax).

For DPL's generation, transmission, and distribution assets, straight-line depreciation is applied on an average annual composite basis using group rates that approximated 5.8% in 2011, 2.6% in 2010 and 2.7% in 2009.

The following is a summary of DPL's Property, plant and equipment with corresponding composite depreciation rates at December 31, 2011 and 2010:

	Successor		Predecessor
		Composite		Composite
$ in millions	2011	Rate	2010	Rate
Regulated:
Transmission	$189.5	4.8%	$360.6	2.5%
Distribution	803.0	5.8%	1,256.5	3.4%
General	26.3	13.1%	79.6	3.7%
Non-depreciable	59.7	N/A	58.6	N/A
Total regulated	$1,078.5		$1,755.3

Unregulated:
Production / Generation	$1,248.0	6.0%	$3,543.6	2.3%
Other	14.4	10.1%	36.1	3.6%
Non-depreciable	19.4	N/A	18.6	N/A
Total unregulated	$1,281.8		$3,598.3

Total property, plant and equipment in service	$2,360.3	5.8%	$5,353.6	2.6%

AROs

We recognize AROs in accordance with GAAP which requires legal obligations associated with the retirement of long-lived assets to be recognized at their fair value at the time those obligations are incurred. Upon initial recognition of a legal liability, costs are capitalized as part of the related long-lived asset and depreciated over the useful life of the related asset. Our legal obligations associated with the retirement of our long-lived assets consists primarily of river intake and discharge structures, coal unloading facilities, loading docks, ice breakers and ash disposal facilities. Our generation AROs are recorded within other deferred credits on the balance sheets.

Estimating the amount and timing of future expenditures of this type requires significant judgment. Management routinely updates these estimates as additional information becomes available.

The balance at November 28, 2011 has been adjusted to reflect the effect of the purchase accounting.

Changes in the Liability for Generation AROs

$ in millions
2010 (Predecessor):
Balance at January 1, 2010	$16.2
Accretion expense	0.2
Additions	0.8
Settlements	(0.3)
Estimated cash flow revisions	0.6
Balance at December 31, 2010	17.5

January 1, 2011 through November 27, 2011 (Predecessor):
Accretion expense	0.8
Additions	-
Settlements	(0.4)
Estimated cash flow revisions	0.9
Balance at November 27, 2011	$18.8

November 28, 2011 through December 31, 2011 (Successor):
Balance at November 28, 2011	$23.6
Accretion expense	-
Additions	-
Settlements	(0.1)
Estimated cash flow revisions	0.1
Balance at December 31, 2011	$23.6

Asset Removal Costs

We continue to record costs of removal for our regulated transmission and distribution assets through our depreciation rates and recover those amounts in rates charged to our customers. There are no known legal AROs associated with these assets. We have recorded $112.4 million and $107.9 million in estimated costs of removal at December 31, 2011 and 2010, respectively, as regulatory liabilities for our transmission and distribution property. These amounts represent the excess of the cumulative removal costs recorded through depreciation rates versus the cumulative removal costs actually incurred. See Note 4 for additional information.

Changes in the Liability for Transmission and Distribution Asset Removal Costs

$ in millions
2010 (Predecessor):
Balance at January 1, 2010	$99.1
Additions	11.2
Settlements	(2.4)
Balance at December 31, 2010	107.9

January 1, 2011 through November 27, 2011 (Predecessor):
Additions	8.6
Settlements	(4.3)
Balance at November 27, 2011	$112.2

November 28, 2011 through December 31, 2011 (Successor):
Balance at November 28, 2011	$112.2
Additions	0.8
Settlements	(0.6)
Balance at December 31, 2011	$112.4

Regulatory Accounting

In accordance with GAAP, Regulatory assets and liabilities are recorded in the balance sheets for our regulated transmission and distribution businesses. Regulatory assets are the deferral of costs expected to be recovered in future customer rates and Regulatory liabilities represent current recovery of expected future costs.

We evaluate our Regulatory assets each period and believe recovery of these assets is probable. We have received or requested a return on certain Regulatory assets for which we are currently recovering or seeking recovery through rates. We record a return after it has been authorized in an order by a regulator. If we were required to terminate application of these GAAP provisions for all of our regulated operations, we would have to write off the amounts of all Regulatory assets and liabilities to the Statements of Results of Operations at that time. See Note 4.

Effective November 28, 2011, Regulatory assets and liabilities are presented on a current and non-current basis, depending on the term recovery is anticipated. This change was made to conform with AES' presentation of Regulatory assets and liabilities.

Inventories

Inventories are carried at average cost and include coal, limestone, oil and gas used for electric generation, and materials and supplies used for utility operations.

Intangibles

Intangibles include emission allowances, renewable energy credits, customer relationships, customer contracts and the value of our ESP. Emission allowances are carried on a first-in, first-out (FIFO) basis for purchased emission allowances. In addition, we recorded emission allowances at their fair value as of the Merger date. Net gains or losses on the sale of excess emission allowances, representing the difference between the sales proceeds and the cost of emission allowances, are recorded as a component of our fuel costs and are reflected in Operating income when realized. During the years ended December 31, 2010 and 2009, DP&L recognized gains from the sale of emission allowances in the amounts of $0.8 million and $5.0 million, respectively. There were no gains in 2011. Beginning in January 2010, part of the gains on emission allowances were used to reduce the overall fuel rider charged to our SSO retail customers.

Customer relationships recognized as part of the purchase accounting are amortized over nine to fifteen years and customer contracts are amortized over the average length of the contracts. The ESP is amortized over one year on a straight-line basis. Emission allowances are amortized as they are used in our operations on a FIFO basis. Renewable energy credits are amortized as they are used or retired. See Note 6 for additional information.

Prior to the Merger date, emission allowances and renewable energy credits were carried as inventory. Emission allowances and renewable energy credits are now carried as intangibles in accordance with AES' policy. The amounts for 2010 have been reclassified to reflect this change in presentation.

Income Taxes

GAAP requires an asset and liability approach for financial accounting and reporting of income taxes with tax effects of differences, based on currently enacted income tax rates, between the financial reporting and tax basis of accounting reported as deferred tax assets or liabilities in the balance sheets. Deferred tax assets are recognized for deductible temporary differences. Valuation allowances are provided against deferred tax assets unless it is more likely than not that the asset will be realized.

Investment tax credits, which have been used to reduce federal income taxes payable, are deferred for financial reporting purposes and are amortized over the useful lives of the property to which they relate. For rate-regulated operations, additional deferred income taxes and offsetting regulatory assets or liabilities are recorded to recognize that income taxes will be recoverable or refundable through future revenues.

As a result of the Merger, DPL and its subsidiaries file U.S. federal income tax returns as part of the consolidated U.S. income tax return filed by AES. Prior to the Merger, DPL and its subsidiaries filed a consolidated U.S. federal income tax return. The consolidated tax liability is allocated to each subsidiary based on the separate return method which is specified in our tax allocation agreement and which provides a consistent, systematic and rational approach. See Note 8 for additional information.

Financial Instruments

We classify our investments in debt and equity financial instruments of publicly traded entities into different categories: held-to-maturity and available-for-sale. Available-for-sale securities are carried at fair value and unrealized gains and losses on those securities, net of deferred income taxes, are presented as a separate component of shareholders' equity. Other-than-temporary declines in value are recognized currently in earnings. Financial instruments classified as held-to-maturity are carried at amortized cost. The cost basis for public equity security and fixed maturity investments is average cost and amortized cost, respectively.

Short-Term Investments

Business Combination	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Business Combinations [Abstract]
Business Combination

2. Business Combination

On November 28, 2011, AES completed its acquisition of DPL. AES paid cash consideration of approximately $3,483.6 million. The allocation of the purchase price was based on the estimated fair value of assets acquired and liabilities assumed. In addition, Dolphin Subsidiary II, Inc. (a wholly owned subsidiary of AES) issued $1,250.0 million of debt, which, as a result of the merger of DPL and Dolphin Subsidiary II, Inc. was assumed by DPL.

The assets acquired and liabilities assumed in the acquisition were originally recorded at provisional amounts based on the preliminary purchase price allocation. We are in the process of monitoring the following additional information that could impact the purchase price allocation within the measurement period, which could be up to one year from the date of acquisition; discount rates; energy price curves, and dispatching assumptions, all of which could affect the value of generation business property, plant and equipment; assumptions around customer switching and aggregation, which could affect the value of intangible assets; assumptions on the valuation of regulatory assets and liabilities; deferred income taxes; and the determination of reporting units. If materially different from the final amounts, such provisional amounts will be retrospectively adjusted to reflect any new information about facts and circumstances that existed at the acquisition date that, if known, would have affected the measurement of these amounts. Additionally, key input assumptions and their sensitivity to the valuation of assets acquired and liabilities assumed are continuing to be reviewed by management, which may result in requiring additional information related to these key input assumptions.

During the three months ended June 30, 2012, we recognized a decrease of $70.7 million in the provisional value of property, plant and equipment and a related decrease of $37.5 million in the provisionally recognized deferred tax liabilities as a result of refined information associated with certain contractual arrangements, growth and ancillary revenue assumptions. Additionally, we recognized a decrease of $19.1 million for certain customer contracts of DPLER and other intangibles and a related decrease of $6.7 million in the provisionally recognized deferred tax liabilities due refined market and contractual information obtained during this quarter.  These purchase price adjustments increased the provisionally recognized goodwill by $78.8 million and have been reflected retrospectively as of December 31, 2011 in the accompanying Condensed Consolidated Balance Sheet. The effect on net income for the six months ended June 30, 2012 was $8.7 million.  The effect on net income for the period November 28, 2011 through December 31, 2011 was not material.

$ in millions	Current purchase price allocation	Preliminary purchase price allocation
Cash	$116.4	$116.4
Accounts receivable	277.6	277.6
Inventory	123.7	123.7
Other current assets	41.0	41.0
Property, plant and equipment	2,477.8	2,548.5
Intangible assets subject to amortization	147.2	166.3
Intangible assets - indefinite-lived	5.0	5.0
Regulatory assets	201.7	201.1
Other non-current assets	58.3	58.3
Current liabilities	(405.1)	(400.2)
Debt	(1,255.1)	(1,255.1)
Deferred taxes	(514.5)	(558.2)
Regulatory liabilities	(117.0)	(117.0)
Other non-current liabilities	(223.1)	(194.7)
Redeemable preferred stock	(18.4)	(18.4)
Net identifiable assets acquired	915.5	994.3
Goodwill	2,568.1	2,489.3
Net assets acquired	$3,483.6	$3,483.6

2. Business Combination

On November 28, 2011, AES completed its acquisition of DPL. AES paid cash consideration of approximately $3,483.6 million. The allocation of the purchase price was based on the estimated fair value of assets acquired and liabilities assumed. In addition, Dolphin Subsidiary II, Inc. (a wholly owned subsidiary of AES) issued $1,250.0 million of debt, which, as a result of the merger of DPL and Dolphin Subsidiary II, Inc. was assumed by DPL.

The assets acquired and liabilities assumed in the acquisition were originally recorded at provisional amounts based on the preliminary purchase price allocation. We are in the process of monitoring the following additional information that could impact the purchase price allocation within the measurement period, which could be up to one year from the date of acquisition: discount rates; energy price curves, and dispatching assumptions, all of which could affect the value of the generation business property, plant and equipment; assumptions around customer switching and aggregation, which could affect the value of intangible assets; assumptions on the valuation of regulatory assets and liabilities; deferred income taxes; and the determination of reporting units. If materially different from the final amounts, such provisional amounts will be retrospectively adjusted to reflect any new information about facts and circumstances that existed at the acquisition date that, if known, would have affected the measurement of these amounts. Additionally, key input assumptions and their sensitivity to the valuation of assets acquired and liabilities assumed are continuing to be reviewed by management, which may result in requiring additional information related to these key input assumptions.

During the three months ended June 30, 2012, we recognized a decrease of $70.7 million in the provisional value of property, plant and equipment and a related decrease of $37.5 million in the provisionally recognized deferred tax liabilities as a result of refined information associated with certain contractual arrangements, growth and ancillary revenue assumptions. Additionally, we recognized a decrease of $19.1 million related to certain customer contracts of DPLER and other intangibles and a related decrease of $6.7 million in the provisionally recognized deferred tax liabilities due to refined market and contractual information obtained during this quarter. These purchase price adjustments increased the provisionally recognized goodwill by $78.8 million and have been reflected retrospectively as of December 31, 2011 in the accompanying Condensed Consolidated Balance Sheet. The effect on net income for the twelve months ending December 31, 2012 will be approximately $13.3 million. The effect on net income for the period November 28, 2011 through December 31, 2011 was not material.

Estimated fair value of assets acquired and liabilities assumed as of the Merger date are as follows:

	Current	Preliminary
	purchase	purchase
	price	price
$ in millions	allocation	allocation
Cash	$116.4	$116.4
Accounts receivable	277.6	277.6
Inventory	123.7	123.7
Other current assets	41.0	41.0
Property, plant and equipment	2,477.8	2,548.5
Intangible assets subject to amortization	147.2	166.3
Intangible assets - indefinite-lived	5.0	5.0
Regulatory assets	201.7	201.1
Other non-current assets	58.3	58.3
Current liabilities	(405.1)	(400.2)
Debt	(1,255.1)	(1,255.1)
Deferred taxes	(514.5)	(558.2)
Regulatory liabilities	(117.0)	(117.0)
Other non-current liabilities	(223.1)	(194.7)
Redeemable preferred stock	(18.4)	(18.4)
Net identifiable assets acquired	915.5	994.3
Goodwill	2,568.1	2,489.3
Net assets acquired	$3,483.6	$3,483.6

The carrying values of the majority of regulated assets and liabilities were determined to be stated at their estimate fair values at the Merger date based on a conclusion that individual assets are subject to regulation by the PUCO and the FERC. As a result, the future cash flows associated with the assets are limited to the carrying value plus a return, and management believes that a market participant would not expect to recover any more or less than the carrying value. Furthermore, management believes that the current rate of return on regulated assets is consistent with an amount that market participants would expect. FASC 805 requires that the beginning balance of fixed depreciable assets be shown net, with no accumulated amortization recorded, at the date of the Merger.

Property, plant and equipment were valued based on the discounted value of the estimated future cash flows to be generated from such assets.

Intangible assets include the fair value of customer relationships, customer contracts and DP&L's ESP based on a combination of the income approach, the market based approach and the cost approach.

The fair value of inventory consists primarily of two components: materials and supplies; and fuel and limestone. The estimated fair value at the Merger date was established using a variety of approaches to estimate the market price. The carrying value of fuel inventory was adjusted to its fair value by applying market cost at the Merger date.

Energy derivative contracts were reassessed and revalued at the Merger date based on forward market prices and forecasted energy requirements. The fair value assigned to the power contracts was determined using an income approach comparing the contract rate to the market rate for power over the remaining period of the contracts incorporating nonperformance risk. Management also incorporated certain assumptions related to quantities and market presentation that it believes market participants would make in the valuation. The fair value of the power contracts will be amortized as the contracts settle.

Other regulatory assets are costs that are being recovered or will be recovered through the ratemaking process and are valued at their expected recoverable amount.

The fair value assigned to long-term debt was determined by a third party pricing service's quoted price.

Redeemable preferred stock was valued based on the last price paid by a third party.

The Merger triggered a new basis of accounting for DPL for the postretirement benefit plans sponsored by DPL under FASC 805 which required remeasuring plan liabilities without the five year smoothing of market-related asset gains and losses.

During the periods January 1, 2011 through November 27, 2011 and November 28, 2011 through December 31, 2011, DPL incurred pre-tax merger costs of $37.9 million and $15.7 million, respectively, primarily related to legal fees, transaction advisory services and change of control provisions. DPL does not anticipate significant merger related costs in 2012.

As a result of the Merger, DPL reclassified emission allowances and renewable energy credits to intangible assets and records certain excise and other taxes net as a reduction of revenue, consistent with AES' policies. All material prior period amounts have been reclassified to conform to this presentation.

Supplemental Financial Information	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Supplemental Financial Information [Abstract]
Supplemental Financial Information

3. Supplemental Financial Information

$ in millions	At June 30, 2012	At December 31, 2011
	Successor
Accounts receivable, net:
Unbilled revenue	$71.5	$72.4
Customer receivables	108.2	113.2
Amounts due from partners in jointly-owned plants	20.4	29.2
Coal sales	3.1	1.0
Other	5.9	4.4
Provision for uncollectible accounts	(1.0)	(1.1)
Total accounts receivable, net	$208.1	$219.1

Inventories, at average cost:
Fuel and limestone	$85.0	$84.2
Plant materials and supplies	40.0	39.8
Other	2.0	1.8
Total inventories, at average cost	$127.0	$125.8

Accumulated Other Comprehensive Income (Loss)

AOCI is included on our balance sheets within the Common shareholder's equity sections. The following table provides the components that constitute the balance sheet amounts in AOCI at June 30, 2012 and December 31, 2011:

$ in millions	At June 30, 2012	At December 31, 2011
	Successor

Financial instruments, net of tax	$0.3	$-
Cash flow hedges, net of tax	(7.1)	(0.5)
Pension and postretirement benefits, net of tax	-	0.1
Total	$(6.8)	$(0.4)

3. Supplemental Financial Information

DPL Inc.	Successor	Predecessor
	At	At
	December 31,	December 31,
$ in millions	2011	2010

Accounts receivable, net:
Unbilled revenue	$72.4	$84.5
Customer receivables	113.2	113.9
Amounts due from partners in jointly-owned plants	29.2	7.0
Coal sales	1.0	4.0
Other	4.4	7.0
Provision for uncollectible accounts	(1.1)	(0.9)
Total accounts receivable, net	$219.1	$215.5

Inventories, at average cost:
Fuel and limestone	$84.2	$73.2
Plant materials and supplies	39.8	38.8
Other	1.8	0.6
Total inventories, at average cost	$125.8	$112.6

Regulatory Matters	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Regulatory Matters [Abstract]
Regulatory Matters

4. Regulatory Assets and Liabilities

In accordance with GAAP, regulatory assets and liabilities are recorded in the Condensed Consolidated Balance Sheets for our regulated electric transmission and distribution businesses. Regulatory assets are the deferral of costs expected to be recovered in future customer rates and regulatory liabilities represent current recovery of expected future costs or gains probable of being reflected in future rates.

We evaluate our regulatory assets each period and believe recovery of these assets is probable. We have received or requested a return on certain regulatory assets for which we are currently recovering or seeking recovery through rates. We record a return after it has been authorized in an order by a regulator.

Regulatory assets and liabilities are classified as current or non-current based on the term in which recovery is expected.

The following table presents DPL's regulatory assets and liabilities:

$ in millions	Type of Recovery (a)	Amortization Through	At June 30, 2012	At December 31, 2011
Current Regulatory Assets:
TCRR, transmission, ancillary and other PJM-related costs	F	Ongoing	$5.4	$4.7
Power plant emission fees	C	Ongoing	1.4	4.8
Fuel and purchased power recovery costs	C	Ongoing	15.5	11.3
Total current regulatory assets			$22.3	$20.8

Non-current Regulatory Assets:
Deferred recoverable income taxes	B/C	Ongoing	$22.5	$24.1
Pension benefits	C	Ongoing	88.9	92.1
Unamortized loss on reacquired debt	C	Ongoing	12.4	13.0
Regional transmission organization costs	D	2014	3.3	4.1
Deferred storm costs - 2008	D		18.5	17.9
CCEM smart grid and advanced metering infrastructure costs	D		6.6	6.6
CCEM energy efficiency program costs	F	Ongoing	7.3	8.8
Consumer education campaign	D		3.0	3.0
Retail settlement system costs	D		3.1	3.1
Other costs			5.3	5.1
Total non-current regulatory assets			$170.9	$177.8

Current Regulatory Liabilities:
Other	C	Ongoing	-	0.5
Total current regulatory liabilities			$-	$0.5

Non-current Regulatory Liabilities:
Estimated costs of removal - regulated property			$112.4	$112.4
Postretirement benefits			5.8	6.2
Total non-current regulatory liabilities			$118.2	$118.6

a) B – Balance has an offsetting liability resulting in no effect on rate base.

C – Recovery of incurred costs without a rate of return.

D – Recovery not yet determined, but is probable of occurring in future rate proceedings.

F – Recovery of incurred costs plus rate of return.

Regulatory Assets

TCRR, transmission, ancillary and other PJM-related costs represent the costs related to transmission, ancillary service and other PJM-related charges that have been incurred as a member of PJM. On an annual basis, retail rates are adjusted to true-up costs with recovery in rates.

Power plant emission fees represent costs paid to the State of Ohio since 2002. As part of the fuel factor settlement agreement in November 2011, these costs are being recovered through the fuel factor.

Fuel and purchased power recovery costs represent prudently incurred fuel, purchased power, derivative, emission and other related costs which will be recovered from or returned to customers in the future through the operation of the fuel and purchased power recovery rider. The fuel and purchased power recovery rider fluctuates based on actual costs and recoveries and is modified at the start of each seasonal quarter. DP&L implemented the fuel and purchased power recovery rider on January 1, 2010. As part of the PUCO approval process, an outside auditor is hired to review fuel costs and the fuel procurement process. We received the audit report for 2011 on April 27, 2012. The auditor has recommended that the PUCO consider reducing DP&L's recovery of fuel costs by approximately $3.3 million from certain transactions. We will have further discussions with interested parties concerning the audit report in the last half of 2012.

Deferred recoverable income taxes represent deferred income tax assets recognized from the normalization of flow through items as the result of tax benefits previously provided to customers. This is the cumulative flow through benefit given to regulated customers that will be collected from them in future years. Since currently existing temporary differences between the financial statements and the related tax basis of assets will reverse in subsequent periods, these deferred recoverable income taxes will decrease over time.

Pension benefits represent the qualifying FASC 715 "Compensation – Retirement Benefits" costs of our regulated operations that for ratemaking purposes are deferred for future recovery. We recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income (OCI), the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. This regulatory asset represents the regulated portion that would otherwise be charged as a loss to OCI.

Unamortized loss on reacquired debt represents losses on long-term debt reacquired or redeemed in prior periods. These costs are being amortized over the lives of the original issues in accordance with FERC and PUCO rules.

Regional transmission organization costs represent costs incurred to join an RTO. The recovery of these costs will be requested in a future FERC rate case. In accordance with FERC precedence, we are amortizing these costs over a 10-year period that began in 2004 when we joined the PJM RTO.

Deferred storm costs – 2008 relate to costs incurred to repair the damage caused by hurricane force winds in September 2008, as well as other major 2008 storms. On January 14, 2009, the PUCO granted DP&L the authority to defer these costs with a return until such time that DP&L seeks recovery in a future rate proceeding.

CCEM smart grid and AMI costs represent costs incurred as a result of studying and developing distribution system upgrades and implementation of AMI. On October 19, 2010, DP&L elected to withdraw its case pertaining to the Smart Grid and AMI programs. The PUCO accepted the withdrawal in an order issued on January 5, 2011. The PUCO also indicated that it expects DP&L to continue to monitor other utilities' Smart Grid and AMI programs and to explore the potential benefits of investing in Smart Grid and AMI programs and that DP&L will, when appropriate, file new Smart Grid and/or AMI business cases in the future. We plan to file to recover these deferred costs in a future regulatory rate proceeding. Based on past PUCO precedent, we believe these costs are probable of future recovery in rates.

CCEM energy efficiency program costs represent costs incurred to develop and implement various new customer programs addressing energy efficiency. These costs are being recovered through an energy efficiency rider that began July 1, 2009 and is subject to a two-year true-up for any over/under recovery of costs. The two-year true-up was approved by the PUCO and a new rate was set.

Consumer education campaign represents costs for consumer education advertising regarding electric deregulation.

Retail settlement system costs represent costs to implement a retail settlement system that reconciles the energy a CRES supplier delivers to its customers and what its customers actually use. Based on case precedent in other utilities' cases, the costs are recoverable through a future DP&L rate proceeding.

Other costs primarily include RPM capacity, other PJM and rate case costs and alternative energy costs that are or will be recovered over various periods.

Regulatory Liabilities

Estimated costs of removal – regulated property reflect an estimate of amounts collected in customer rates for costs that are expected to be incurred in the future to remove existing transmission and distribution property from service when the property is retired.

Postretirement benefits represent the qualifying FASC 715 "Compensation – Retirement Benefits" gains related to our regulated operations that, for ratemaking purposes, are probable of being reflected in future rates. We recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. This regulatory liability represents the regulated portion that would otherwise be reflected as a gain to OCI.

4. Regulatory Matters

In accordance with GAAP, regulatory assets and liabilities are recorded in the consolidated balance sheets for our regulated electric transmission and distribution businesses. Regulatory assets are the deferral of costs expected to be recovered in future customer rates and regulatory liabilities represent current recovery of expected future costs or gains probable of recovery being reflected in future rates.

We evaluate our regulatory assets each period and believe recovery of these assets is probable. We have received or requested a return on certain regulatory assets for which we are currently recovering or seeking recovery through rates. We record a return after it has been authorized in an order by a regulator.

Regulatory assets and liabilities are classified as current or non-current based on the term in which recovery is expected. Amounts at December 31, 2010 were reclassified to conform to the 2011 presentation.

The following table presents DPL's regulatory assets and liabilities:

			Successor	Predecessor
	Type of	Amortization	December 31,	December 31,
$ in millions	Recovery (a)	Through	2011	2010
Current Regulatory Assets:
TCRR, transmission, ancillary and other PJM-related costs	F	Ongoing	$4.7	$14.5
Power plant emission fees	C	Ongoing	4.8	6.6
Electric Choice systems costs	F	2011	-	0.9
Fuel and purchased power recovery costs	C	Ongoing	11.3	-
Total current regulatory assets			$20.8	$22.0

Non-current Regulatory Assets:
Deferred recoverable income taxes	B/C	Ongoing	$24.1	$29.9
Pension benefits	C	Ongoing	92.1	81.1
Unamortized loss on reacquired debt	C	Ongoing	13.0	14.3
Regional transmission organization costs	D	2014	4.1	5.5
Deferred storm costs - 2008	D		17.9	16.9
CCEM smart grid and advanced metering infrastructure costs	D		6.6	6.6
CCEM energy efficiency program costs	F	Ongoing	8.8	4.8
Consumer education campaign	D		3.0	3.0
Retail settlement system costs	D		3.1	3.1
Other costs			5.1	1.8
Total non-current regulatory assets			$177.8	$167.0

Current Regulatory Liabilities:
Fuel and purchased power recovery costs	C	Ongoing	-	10.0
Other	C	Ongoing	0.5	-
Total current regulatory liabilities			$0.5	$10.0

Non-current Regulatory Liabilities:
Estimated costs of removal - regulated property			$112.4	$107.9
Postretirement benefits			6.2	6.1
Total non-current regulatory liabilities			$118.6	$114.0

(a) B – Balance has an offsetting liability resulting in no effect on rate base. C – Recovery of incurred costs without a rate of return.

D – Recovery not yet determined, but is probable of occurring in future rate proceedings.

F – Recovery of incurred costs plus rate of return.

Regulatory Assets

TCRR, transmission, ancillary and other PJM-related costs represent the costs related to transmission, ancillary service and other PJM-related charges that have been incurred as a member of PJM. On an annual basis, retail rates are adjusted to true-up costs with recovery in rates.

Power plant emission fees represent costs paid to the State of Ohio since 2002. As part of the fuel factor settlement agreement in November 2011, these costs are being recovered through the fuel factor.

Electric Choice systems costs represent costs incurred to modify the customer billing system for unbundled customer rates and electric choice utility bills relative to other generation suppliers and information reports provided to the state administrator of the low-income payment program. In March 2006, the PUCO issued an order that approved our tariff as filed. We began collecting this rider immediately and have recovered all costs.

Fuel and purchased power recovery costs represent prudently incurred fuel, purchased power, derivative, emission and other related costs which will be recovered from or returned to customers in the future through the operation of the fuel and purchased power recovery rider. The fuel and purchased power recovery rider fluctuates based on actual costs and recoveries and is modified at the start of each seasonal quarter. DP&L implemented the fuel and purchased power recovery rider on January 1, 2010. As part of the PUCO approval process, an outside auditor is hired to review fuel costs and the fuel procurement process. On October 6, 2011, DP&L and all of the active participants in this proceeding reached a Stipulation and Recommendation that resolves the majority of the issues raised related to the fuel audit. In November 2011, DP&L recorded a $25 million pretax ($16 million net of tax) adjustment as a result of the approval of the fuel settlement agreement by the PUCO. The adjustment was due to the reversal of a provision recorded in accordance with the regulatory accounting rules. An audit of 2011 costs is currently ongoing. The outcome of that audit is uncertain.

Deferred recoverable income taxes represent deferred income tax assets recognized from the normalization of flow through items as the result of tax benefits previously provided to customers. This is the cumulative flow through benefit given to regulated customers that will be collected from them in future years. Since currently existing temporary differences between the financial statements and the related tax basis of assets will reverse in subsequent periods, these deferred recoverable income taxes will decrease over time.

Pension benefits represent the qualifying FASC 715 "Compensation – Retirement Benefits" costs of our regulated operations that for ratemaking purposes are deferred for future recovery. We recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of other comprehensive income (OCI), the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. This regulatory asset represents the regulated portion that would otherwise be charged as a loss to OCI.

Unamortized loss on reacquired debt represents losses on long-term debt reacquired or redeemed in prior periods. These costs are being amortized over the lives of the original issues in accordance with FERC and PUCO rules.

Regional transmission organization costs represent costs incurred to join an RTO. The recovery of these costs will be requested in a future FERC rate case. In accordance with FERC precedence, we are amortizing these costs over a 10-year period that began in 2004 when we joined the PJM RTO,

Deferred storm costs – 2008 relate to costs incurred to repair the damage caused by hurricane force winds in September 2008, as well as other major 2008 storms. On January 14, 2009, the PUCO granted DP&L the authority to defer these costs with a return until such time that DP&L seeks recovery in a future rate proceeding.

CCEM smart grid and AMI costs represent costs incurred as a result of studying and developing distribution system upgrades and implementation of AMI. On October 19, 2010, DP&L elected to withdraw its case pertaining to the Smart Grid and AMI programs. The PUCO accepted the withdrawal in an order issued on January 5, 2011. The PUCO also indicated that it expects DP&L to continue to monitor other utilities' Smart Grid and AMI programs and to explore the potential benefits of investing in Smart Grid and AMI programs and that DP&L will, when appropriate, file new Smart Grid and/or AMI business cases in the future. We plan to file to recover these deferred costs in a future regulatory rate proceeding. Based on past PUCO precedent, we believe these costs are probable of future recovery in rates.

CCEM energy efficiency program costs represent costs incurred to develop and implement various new customer programs addressing energy efficiency. These costs are being recovered through an energy efficiency rider that began July 1, 2009 and is subject to a two-year true-up for any over/under recovery of costs. The two-year true-up was approved by the PUCO and a new rate was set.

Consumer education campaign represents costs for consumer education advertising regarding electric deregulation and its related rate case.

Retail settlement system costs represent costs to implement a retail settlement system that reconciles the energy a CRES supplier delivers to its customers and what its customers actually use. Based on case precedent in other utilities' cases, the costs are recoverable through DP&L's next transmission rate case.

Other costs primarily include RPM capacity, other PJM and rate case costs and alternative energy costs that are or will be recovered over various periods.

Regulatory Liabilities

Estimated costs of removal – regulated property reflect an estimate of amounts collected in customer rates for costs that are expected to be incurred in the future to remove existing transmission and distribution property from service when the property is retired.

Postretirement benefits represent the qualifying FASC 715 "Compensation – Retirement Benefits" gains related to our regulated operations that, for ratemaking purposes, are probable of being reflected in future rates. We recognize an asset for a plan's overfunded status or a liability for a plan's underfunded status, and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. This regulatory liability represents the regulated portion that would otherwise be reflected as a gain to OCI.

Ownership of Coal-fired Facilities	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Ownership of Coal-fired Facilities [Abstract]
Ownership of Coal-fired Facilities

5. Ownership of Coal-fired Facilities

DP&L and certain other Ohio utilities have undivided ownership interests in seven coal-fired electric generating facilities and numerous transmission facilities. Certain expenses, primarily fuel costs for the generating units, are allocated to the owners based on their energy usage. The remaining expenses, investments in fuel inventory, plant materials and operating supplies, and capital additions are allocated to the owners in accordance with their respective ownership interests. As of June 30, 2012, DP&L had $71.0 million of construction work in process at such jointly-owned facilities. DP&L's share of the operating cost of such facilities is included within the corresponding line in the Condensed Consolidated Statements of Results of Operations and DP&L's share of the investment in the facilities is included within Total net property, plant and equipment in the Condensed Consolidated Balance Sheets. Each joint owner provides their own financing for their share of the operations and capital expenditures of the jointly owned plant.

DP&L's undivided ownership interest in such facilities as well as our wholly owned coal-fired Hutchings station at June 30, 2012 is as follows:

	DP&L Share		DP&L Investment (adjusted to fair value at Merger date)
	Ownership (%)	Summer Production Capacity (MW)	Gross Plant in Service ($ in millions)	Accumulated Depreciation ($ in millions)	Construction Work in Process ($ in millions)	SCR and FGD Equipment Installed and in Service (Yes/No)
Production Units:
Beckjord Unit 6	50.0	207	$1	$1	$-	No
Conesville Unit 4	16.5	129	1	1	7	Yes
East Bend Station	31.0	186	48	5	7	Yes
Killen Station	67.0	402	313	10	6	Yes
Miami Fort Units 7 and 8	36.0	368	219	7	2	Yes
Stuart Station	35.0	808	203	10	11	Yes
Zimmer Station	28.1	365	141	19	38	Yes
Transmission (at varying percentages)			35	2	-
Total		2,465	$961	$59	$71

Wholly-owned production unit:
Hutchings Station	100.0	365	$1	$-	$1	No

Currently, our coal-fired generation units at Hutchings and Beckjord do not have the SCR and FGD emission-control equipment installed. DP&L owns 100% of the Hutchings station and has a 50% interest in Beckjord Unit 6. On July 15, 2011, Duke Energy, a co-owner at the Beckjord Unit 6 facility, filed their Long-term Forecast Report with the PUCO. The plan indicated that Duke Energy plans to cease production at the Beckjord station, including our jointly owned Unit 6, in December 2014. This was followed by a notification by Duke Energy to PJM, dated February 1, 2012, of a planned April 1, 2015 deactivation of this unit. DP&L does not object to Duke's decision.  Beckjord Unit 6 was valued at zero at the Merger date.

We are considering options for the Hutchings station, but have not yet made a final decision. DP&L has informed PJM that Hutchings Unit 4 has incurred damage to a rotor and will be deactivated and unavailable for service until at least June 1, 2014, if ever. In addition, DP&L has notified PJM that Hutchings Units 1 and 2 will be deactivated by June 1, 2015.  The decision to deactivate Units 1 and 2 has been made because these two units are not equipped with the advanced environmental control technologies needed to comply with the MACT standard and teh cost of compliance with the MACT standard or conversion to natural gas for these units would likely exceed the expected return.  DP&L is still studying the option of converting two or more of Hutchings Units 3-6 to natural gas in order to comply with environmental requirements.

DPL revalued DP&L's investment in the above plants at the estimated fair value for each plant at the Merger date.

5. Ownership of Coal-fired Facilities

DP&L and certain other Ohio utilities have undivided ownership interests in seven coal-fired electric generating facilities and numerous transmission facilities. Certain expenses, primarily fuel costs for the generating units, are allocated to the owners based on their energy usage. The remaining expenses, investments in fuel inventory, plant materials and operating supplies, and capital additions are allocated to the owners in accordance with their respective ownership interests. As of December 31, 2011, DP&L had $48.0 million of construction work in process at such facilities. DP&L's share of the operating cost of such facilities is included within the corresponding line in the Statements of Results of Operations and DP&L's share of the investment in the facilities is included within Total net property, plant and equipment in the Balance Sheets. Each joint owner provides their own financing for their share of the operations and capital expenditures of the jointly-owned plant.

DP&L's undivided ownership interest in such facilities as well as our wholly-owned coal fired Hutchings plant at December 31, 2011, is as follows:

			DP&L Investment
	DP&L Share		(adjusted to fair value at Merger date)
						SCR and FGD
						Equipment
		Summer			Construction	Installed
		Production	Gross Plant	Accumulated	Work in	and In
	Ownership	Capacity	In Service	Depreciation	Process	Service
	(%)	(MW)	($ in millions)	($ in millions)	($ in millions)	(Yes/No)
Production Units:
Beckjord Unit 6	50.0	207	$-	$-	$-	No
Conesville Unit 4	16.5	129	43	-	2	Yes
East Bend Station	31.0	186	43	-	2	Yes
Killen Station	67.0	402	296	-	4	Yes
Miami Fort Units 7 and 8	36.0	368	216	1	2	Yes
Stuart Station	35.0	808	174	1	14	Yes
Zimmer Station	28.1	365	123	2	24	Yes
Transmission (at varying percentages)			34	-	-
Total		2,465	$929	$4	$48

Wholly-owned production unit:
Hutchings Station	100.0	365	$-	$-	$2	No

Currently, our coal-fired generation units at Hutchings and Beckjord do not have the SCR and FGD emission-control equipment installed. DP&L owns 100% of the Hutchings plant and has a 50% interest in Beckjord Unit 6. On July 15, 2011, Duke Energy, a co-owner at the Beckjord Unit 6 facility, filed their Long-term Forecast Report with the PUCO. The plan indicated that Duke Energy plans to cease production at the Beckjord Station, including our jointly-owned Unit 6, in December 2015. This was followed by a notification by Duke Energy to PJM, dated February 1, 2012, of a planned April 1, 2015 deactivation of this unit. Beckjord Unit 6 was valued at zero at the Merger date. We are considering options for Hutchings Station, but have not yet made a final decision. We do not believe that any accruals are needed related to the Hutchings Station.

DPL revalued DP&L's investment in the above plants at the estimated fair value for each plant at the Merger date. These values were updated in June 2012 to reflect additional information obtained regarding the cash flows of certain plants. See Note 2 for more information.

Debt Obligations	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Debt Obligations [Abstract]
Debt Obligations

6. Debt Obligations

All debt outstanding at the Merger date was revalued at the estimated fair value.

Long-term debt	At	At
	June 30,	December 31,
$ in millions	2012	2011
	Successor
First mortgage bonds maturing in October 2013 - 5.125%	$494.0	$503.6
Pollution control series maturing in January 2028 - 4.70%	36.1	36.1
Pollution control series maturing in January 2034 - 4.80%	179.6	179.6
Pollution control series maturing in September 2036 - 4.80%	96.2	96.2
Pollution control series maturing in November 2040 - variable rates: 0.04% - 0.26% and 0.06% - 0.32% (a)	100.0	100.0
U.S. Government note maturing in February 2061 - 4.20%	18.4	18.5
	924.3	934.0

Obligation for capital lease	0.2	0.4
Unamortized debt discount	-	-
Total long-term debt at subsidiary	924.5	934.4

Bank Term Loan - variable rates: 2.24% - 2.30% and 1.48% - 4.25% (b)	425.0	425.0
Senior unsecured bonds maturing October 2016 - 6.50%	450.0	450.0
Senior unsecured bonds maturing October 2021 - 7.25%	800.0	800.0
Note to DPL Capital Trust II maturing in September 2031 - 8.125%	19.7	19.5
Total long-term debt	$2,619.2	$2,628.9

Current portion - long-term debt	At	At
	June 30,	December 31,
$ in millions	2012	2011
	Successor
U.S. Government note maturing in February 2061 - 4.20%	$0.1	$0.1
Obligation for capital lease	0.3	0.3
Total current portion - long-term debt at subsidiary	$0.4	$0.4

(a) Range of interest rates for the six months ended June 30, 2012 and the twelve months ended December 31, 2011, respectively.

(b) Range of interest rates for the six months ended June 30, 2012 and from the draw-down of the loan in August 2011 through December 31, 2011, respectively.

At June 30, 2012, maturities of long-term debt, including capital lease obligations, are summarized as follows:

$ in millions	DPL
Due within one year	$0.4
Due within two years	470.4
Due within three years	425.1
Due within four years	0.1
Due within five years	450.1
Thereafter	1,252.8
2,598.9

Unamortized adjustments to market value from purchase accounting	20.7
Total long-term debt	$2,619.6

Premiums or discounts recognized at the Merger date are amortized over the life of the debt using the effective interest method.

On December 4, 2008, the OAQDA issued $100.0 million of collateralized, variable rate Revenue Refunding Bonds Series A and B due November 1, 2040. In turn, DP&L borrowed these funds from the OAQDA and issued corresponding First Mortgage Bonds to support repayment of the funds. The payment of principal and interest on each series of the bonds when due is backed by a standby letter of credit issued by JPMorgan Chase Bank, N.A. This letter of credit facility, which expires in December 2013, is irrevocable and has no subjective acceleration clauses. Fees associated with this letter of credit facility were not material during the three and six months ended June 30, 2012 and 2011.

On April 20, 2010, DP&L entered into a $200.0 million unsecured revolving credit agreement with a syndicated bank group. This agreement is for a three year term expiring on April 20, 2013 and provides DP&L with the ability to increase the size of the facility by an additional $50.0 million. DP&L had no outstanding borrowings under this credit facility at June 30, 2012 and December 31, 2011. Fees associated with this revolving credit facility were not material during the three and six months ended June 30, 2012 and 2011. This facility also contains a $50.0 million letter of credit sublimit. As of June 30, 2012, DP&L had no outstanding letters of credit against the facility.

On February 23, 2011, DPL purchased $122.0 million principal amount of DPL Capital Trust II 8.125% capital securities in a privately negotiated transaction. As part of this transaction, DPL paid a $12.2 million, or 10%, premium. Debt issuance costs and unamortized debt discount totaling $3.1 million were also recognized in February 2011 associated with this transaction.

On March 1, 2011, DP&L completed the purchase of $18.7 million of electric transmission and distribution assets from the federal government that are located at the Wright-Patterson Air Force Base. DP&L financed the acquisition of these assets with a note payable to the federal government that is payable monthly over 50 years and bears interest at 4.2% per annum.

On August 24, 2011, DP&L entered into a $200.0 million unsecured revolving credit agreement with a syndicated bank group. This agreement is for a four year term expiring on August 24, 2015 and provides DP&L with the ability to increase the size of the facility by an additional $50.0 million. DP&L had no outstanding borrowings under this credit facility at June 30, 2012 and December 31, 2011. Fees associated with this revolving credit facility were not material during the three and six months ended June 30, 2012. This facility also contains a $50.0 million letter of credit sublimit. As of June 30, 2012, DP&L had no outstanding letters of credit against the facility.

On August 24, 2011, DPL entered into a $125.0 million unsecured revolving credit agreement with a syndicated bank group. This agreement is for a three year term expiring on August 24, 2014. DPL had no outstanding borrowings under this credit facility at June 30, 2012 and December 31, 2011. Fees associated with this revolving credit facility were not material during the three and six months ended June 30, 2012. This facility may also be used to issue letters of credit up to the $125.0 million limit. As of June 30, 2012, DPL had no outstanding letters of credit against the facility.

On August 24, 2011, DPL entered into a $425.0 million unsecured term loan agreement with a syndicated bank group. This agreement is for a three year term expiring on August 24, 2014. DPL has borrowed the entire $425.0 million available under the facility at June 30, 2012. Fees associated with this term loan were not material during the three and six months ended June 30, 2012.

In connection with the closing of the Merger (see Note 2), DPL assumed $1,250.0 million of debt that Dolphin Subsidiary II, Inc., a subsidiary of AES, issued on October 3, 2011 to partially finance the Merger. The $1,250.0 million was issued in two tranches. The first tranche was $450.0 million of five year senior unsecured notes issued with a 6.50% coupon maturing on October 15, 2016. The second tranche was $800.0 million of ten year senior unsecured notes issued with a 7.25% coupon maturing on October 15, 2021.

Substantially all property, plant and equipment of DP&L is subject to the lien of the mortgage securing DP&L's First and Refunding Mortgage, dated October 1, 1935, with the Bank of New York Mellon as Trustee.

7. Debt Obligations

Long-term Debt	Successor	Predecessor
	December 31,	December 31,
$ in millions	2011	2010

First mortgage bonds maturing in October 2013 - 5.125%	$503.6	$470.0
Pollution control series maturing in January 2028 - 4.70%	36.1	35.3
Pollution control series maturing in January 2034 - 4.80%	179.6	179.1
Pollution control series maturing in September 2036 - 4.80%	96.2	100.0
Pollution control series maturing in November 2040 -
variable rates: 0.06% - 0.32% and 0.16% - 0.36% (a)	100.0	100.0
U.S. Government note maturing in February 2061 - 4.20%	18.5	-
	934.0	884.4

Obligation for capital lease	0.4	0.1
Unamortized debt discount	-	(0.5)
Total long-term debt at subsidiary	934.4	884.0

Bank Term Loan - variable rates: 1.48% - 4.25% (b)	425.0	-
Senior unsecured bonds maturing October 2016 - 6.50%	450.0	-
Senior unsecured bonds maturing October 2021 - 7.25%	800.0	-
Note to DPL Capital Trust II maturing in September 2031 - 8.125%	19.5	142.6
Total long-term debt	$2,628.9	$1,026.6

Current portion - Long-term Debt	Successor	Predecessor
	December 31,	December 31,
$ in millions	2011	2010

U.S. Government note maturing in February 2061 - 4.20%	$0.1	$-
Obligation for capital lease	0.3	0.1
Total current portion - long-term debt at subsidiary	0.4	0.1

Senior notes maturing in September 2011 - 6.875%	-	297.4
Total current portion - long-term debt	$0.4	$297.5

(a) Range of interest rates for the twelve months ended December 31, 2011 and December 31, 2010, respectively.

(b) Range of interest rates since the loan was drawn in August 2011.

The presentation above for the Successor is based on the revaluation of the debt at the Merger date.

At December 31, 2011, maturities of long-term debt, including capital lease obligations, are summarized as follows:

$ in millions	DPL
Due within one year	$0.4
Due within two years	470.4
Due within three years	425.2
Due within four years	0.1
Due within five years	450.1
Thereafter	1,252.9
2,599.1

Unamortized adjustments to market
value from purchase accounting	30.2
Total long-term debt	$2,629.3

Premium or discount recognized at the Merger date are amortized over the life of the debt using the effective interest method.

On November 21, 2006, DP&L entered into a $220 million unsecured revolving credit agreement. This agreement was terminated by DP&L on August 29, 2011.

On December 4, 2008, the OAQDA issued $100 million of collateralized, variable rate Revenue Refunding Bonds Series A and B due November 1, 2040. In turn, DP&L borrowed these funds from the OAQDA and issued corresponding First Mortgage Bonds to support repayment of the funds. The payment of principal and interest on each series of the bonds when due is backed by a standby letter of credit issued by JPMorgan Chase Bank, N.A. This letter of credit facility, which expires in December 2013, is irrevocable and has no subjective acceleration clauses. Fees associated with this letter of credit facility were not material during the years ended December 31, 2011 and 2010, respectively.

On April 20, 2010, DP&L entered into a $200 million unsecured revolving credit agreement with a syndicated bank group. This agreement is for a three year term expiring on April 20, 2013 and provides DP&L with the ability to increase the size of the facility by an additional $50 million. DP&L had no outstanding borrowings under this credit facility at December 31, 2011. Fees associated with this revolving credit facility were not material during the period between April 20, 2010 and December 31, 2011. This facility also contains a $50 million letter of credit sublimit. As of December 31, 2011, DP&L had no outstanding letters of credit against the facility.

On February 23, 2011, DPL purchased $122.0 million principal amount of DPL Capital Trust II 8.125% capital securities in a privately negotiated transaction. As part of this transaction, DPL paid a $12.2 million, or 10%, premium. Debt issuance costs and unamortized debt discount totaling $3.1 million were also recognized in February 2011 associated with this transaction.

On March 1, 2011, DP&L completed the purchase of $18.7 million of electric transmission and distribution assets from the federal government that are located at the Wright-Patterson Air Force Base. DP&L financed the acquisition of these assets with a note payable to the federal government that is payable monthly over 50 years and bears interest at 4.2% per annum.

On August 24, 2011, DP&L entered into a $200 million unsecured revolving credit agreement with a syndicated bank group. This agreement is for a four year term expiring on August 24, 2015 and provides DP&L with the ability to increase the size of the facility by an additional $50 million. DP&L had no outstanding borrowings under this credit facility at December 31, 2011. Fees associated with this revolving credit facility were not material during the five months ended December 31, 2011. This facility also contains a $50 million letter of credit sublimit. As of December 31, 2011, DP&L had no outstanding letters of credit against the facility.

On August 24, 2011, DPL entered into a $125 million unsecured revolving credit agreement with a syndicated bank group. This agreement is for a three year term expiring on August 24, 2014. DPL had no outstanding borrowings under this credit facility at December 31, 2011. Fees associated with this revolving credit facility were not material during the five months ended December 31, 2011. This facility may also be used to issue letters of credit up to the $125 million limit. As of December 31, 2011, DPL had no outstanding letters of credit against the facility.

On August 24, 2011, DPL entered into a $425 million unsecured term loan agreement with a syndicated bank group. This agreement is for a three year term expiring on August 24, 2014. DPL has borrowed the entire $425 million available under the facility at December 31, 2011. Fees associated with this term loan were not material during the five months ended December 31, 2011.

On September 1, 2011 DPL retired $297.4 million of 6.875% senior unsecured notes that had matured.

In connection with the closing of the Merger (see Note 2), DPL assumed $1.25 billion of debt that Dolphin Subsidiary II, Inc., a subsidiary of AES, issued on October 3, 2011 to finance a portion of the merger. The $1.25 billion was issued in two tranches. The first tranche was $450 million of five year senior unsecured notes issued at 6.50% maturing on October 15, 2016. The second tranche was $800 million of ten year senior unsecured notes issued at 7.25% maturing on October 15, 2021.

Substantially all property, plant and equipment of DP&L is subject to the lien of the mortgage securing DP&L's First and Refunding Mortgage, dated October 1, 1935, with the Bank of New York Mellon as Trustee.

Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

7. Income Taxes

The following table details the effective tax rates for the three and six months ended June 30, 2012 and 2011.

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	Successor	Predecessor	Successor	Predecessor
DPL	51.0%	34.0%	37.4%	35.3%

Income tax expenses for the three and six months ended June 30, 2012 and 2011 were calculated using the estimated annual effective income tax rates for 2012 and 2011 and reflect estimated annual effective income tax rates of 29.0% and 33.7%, respectively. Management estimates the annual effective tax rate based upon its forecast of annual pre-tax income. To the extent that actual pre-tax results for the year differ from the forecasts applied to the most recent interim period, the rates estimated could be materially different from the actual effective tax rates.

For the three months ended June 30, 2012, DPL increased income tax expense by $3.7 million as a result of the following discrete tax adjustments: an increase to deferred state income taxes of $3.6 million and an increase in other estimated tax liabilities of $0.1 million.

For the six months ended June 30, 2012, DPL increased income tax expense by $3.9 million as a result of the following discrete tax adjustments: an increase to deferred state income taxes of $3.6 million and an increase in other estimated tax liabilities of $0.3 million.

For the three and six months ended June 30, 2012, the increase in DPL's effective tax rate compared to the same period in 2011 primarily reflects decreased pre-tax earnings and an increase to deferred state income taxes.

Deferred tax liabilities for DPL decreased by approximately $1.5 million and $7.8 million, respectively, during the three and six months ended June 30, 2012. These decreases were primarily related to purchase accounting adjustments, amortization and depreciation.

The Internal Revenue Service began an examination of our 2008 Federal income tax return during the second quarter of 2010 and has continued through the current quarter. At this time, we do not expect the results of this examination to have a material effect on our financial statements.

8. Income Taxes

DPL's components of income tax expense were as follows:

	Successor		Predecessor
	November 28, 2011	January 1, 2011
	through	through	Years ended December 31,
$ in millions	December 31, 2011	November 27, 2011	2010	2009
Computation of Tax Expense
Federal income tax expense / (benefit) (a)	$(2.0)	$88.4	$151.7	$119.9

Increases (decreases) in tax resulting from:
State income taxes, net of federal effect	0.1	3.8	2.4	0.9
Depreciation of AFUDC - Equity	(0.3)	(2.9)	(2.2)	(2.0)
Investment tax credit amortized	(0.2)	(2.3)	(2.8)	(2.8)
Section 199 - domestic production deduction	-	(3.6)	(9.1)	(4.6)
Non-deductible merger costs	0.1	6.0	-	-
Non-deductible merger-related compensation	3.5	-	-	-
Derivatives	(0.1)	-	-	-
Compensation and benefits	-	13.8	0.4	(0.7)
Income not subject to tax	(0.6)	-	-	-
Other, net (b)	0.1	(1.2)	2.6	1.8
Total tax expense	$0.6	$102.0	$143.0	$112.5

Components of Tax Expense
Federal - Current	$0.4	$53.2	$84.8	$(84.4)
State and Local - Current	0.4	0.9	1.1	(1.8)
Total Current	$0.8	$54.1	$85.9	$(86.2)

Federal - Deferred	$(0.2)	$43.2	$55.9	$196.0
State and Local - Deferred	-	4.7	1.2	2.7
Total Deferred	$(0.2)	$47.9	$57.1	$198.7

Total tax expense	$0.6	$102.0	$143.0	$112.5

Components of Deferred Tax Assets and Liabilities
	Successor	Predecessor
	December 31,	December 31,
$ in millions	2011	2010
Net Noncurrent Assets / (Liabilities)
Depreciation / property basis	$(455.1)	$(618.6)
Income taxes recoverable	(8.6)	(10.3)
Regulatory assets	(25.1)	(12.4)
Investment tax credit	10.5	11.3
Intangibles	(49.4)	-
Compensation and employee benefits	(7.9)	21.0
Long-term debt	10.3	-
Other (c)	19.6	(14.1)
Net noncurrent (liabilities)	$(505.7)	$(623.1)

Net Current Assets / (Liabilities) (d)
Other	$0.8	$(1.1)
Net current assets	$0.8	$(1.1)

(a) The statutory tax rate of 35% was applied to pre-tax earnings from continuing operations.

(b) Includes benefits of $2.3 million and $0.3 million, and an expense of $2.0 million in 2011, 2010 and 2009, respectively, of income tax related to adjustments from prior years.

(c) The Other noncurrent liabilities caption includes deferred tax assets of $15.4 million in 2011 and $13.1 million in 2010 related to state and local tax net operating loss carryforwards, net of related valuation allowances of $6.7 million in 2011 and $13.1 million in 2010.

These net operating loss carryforwards expire from 2017 to 2026.

(d) Amounts are included within Other prepayments and current assets on the Consolidated Balance Sheets of DPL.

The following table presents the tax expense / (benefit) related to pensions, postretirement benefits, cash flow hedges and financial instruments that were credited to Accumulated other comprehensive loss.

	Successor		Predecessor
	November 28, 2011	January 1, 2011
	through	through	Years ended December 31,
$ in millions	December 31, 2011	November 27, 2011	2010	2009
Expense / (benefit)	$(1.2)	$(33.2)	$5.8	$(1.7)

Accounting for Uncertainty in Income Taxes

We apply the provisions of GAAP relating to the accounting for uncertainty in income taxes. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

$ in millions
2009 (Predecessor):
Balance at January 1, 2009	$1.9
Tax positions taken during prior periods	-
Tax positions taken during current period	20.6
Settlement with taxing authorities	(3.2)
Lapse of applicable statute of limitations	-
Balance at December 31, 2009	19.3

2010 (Predecessor):
Tax positions taken during prior periods	(0.4)
Tax positions taken during current period	-
Settlement with taxing authorities	0.3
Lapse of applicable statute of limitations	0.2
Balance at December 31, 2010	19.4

January 1, 2011 through November 27, 2011 (Predecessor):
Tax positions taken during prior periods	2.0
Tax positions taken during current period	3.5
Settlement with taxing authorities	-
Lapse of applicable statute of limitations	-
Balance at November 27, 2011	$24.9

November 28, 2011 through December 31, 2011 (Successor):
Balance at November 28, 2011	$24.9
Tax positions taken during prior periods	-
Tax positions taken during current period	0.1
Settlement with taxing authorities	-
Lapse of applicable statute of limitations	-
Balance at December 31, 2011	$25.0

Of the December 31, 2011 balance of unrecognized tax benefits, $26.1 million is due to uncertainty in the timing of deductibility offset by $1.1 million of unrecognized tax liabilities that would affect the effective tax rate.

We recognize interest and penalties related to unrecognized tax benefits in Income tax expense. The following table represents the amounts accrued as well as the expense / (benefit) recorded as of and for the periods noted below:

Amounts in Balance Sheet	Successor		Predecessor

	December 31,	December 31,	December 31,
$ in millions	2011	2010	2009
Liability / (asset)	$0.9	$0.3	$(0.1)

Amounts in Statement of Operations	Successor		Predecessor
	November 28, 2011	January 1, 2011
	through	through	Years ended December 31,
$ in millions	December 31, 2011	November 27, 2011	2010	2009
Expense / (benefit)	$-	$0.6	$0.2	$(0.1)

Following is a summary of the tax years open to examination by major tax jurisdiction: U.S. Federal 2007 and forward State and Local 2005 and forward

None of the unrecognized tax benefits are expected to significantly increase or decrease within the next twelve months.

The Internal Revenue Service began an examination of our 2008 Federal income tax return during the second quarter of 2010. The examination is still ongoing and we do not expect the results of this examination to have a material effect on our financial condition, results of operations and cash flows.

Pension and Postretirement Benefits	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Pension and Postretirement Benefits [Abstract]
Pension and Postretirement Benefits

8. Pension and Postretirement Benefits

DP&L sponsors a defined benefit pension plan for the vast majority of its employees.

We generally fund pension plan benefits as accrued in accordance with the minimum funding requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and, in addition, make voluntary contributions from time to time. There were no contributions made during the six months ended June 30, 2012. DP&L made a discretionary contribution of $40.0 million to the defined benefit plan during the six months ended June 30, 2011.

The amounts presented in the following tables for pension include both the collective bargaining plan formula, the traditional management plan formula, the cash balance plan formula and the SERP in the aggregate. The amounts presented for postretirement include both health and life insurance.

The net periodic benefit cost / (income) of the pension and postretirement benefit plans for the three months ended June 30, 2012 and 2011 was:

Net Periodic Benefit Cost / (Income)

	Pension		Postretirement
	Successor	Predecessor	Successor	Predecessor
$ in millions	2012	2011	2012	2011
Service cost	$1.6	$1.5	$-	$0.1
Interest cost	4.3	4.3	0.1	0.2
Expected return on assets (a)	(5.6)	(6.1)	-	-
Amortization of unrecognized:
Actuarial (gain) / loss	1.2	2.2	(0.2)	(0.2)
Prior service cost	0.3	0.6	-	-
Net periodic benefit cost / (income) before adjustments	$1.8	$2.5	$(0.1)	$0.1

(a) For purposes of calculating the expected return on pension plan assets, under GAAP, the market-related value of assets (MRVA) is used. GAAP requires that the difference between actual plan asset returns and estimated plan asset returns be included in the MRVA equally over a period not to exceed five years. We use a methodology under which we include the difference between actual and estimated asset returns in the MRVA equally over a three year period. The MRVA used in the calculation of expected return on pension plan assets for the 2012 and 2011 net periodic benefit cost was approximately $336 million and $316 million, respectively.

The net periodic benefit cost / (income) of the pension and postretirement benefit plans for the six months ended June 30, 2012 and 2011 was:

Net Periodic Benefit Cost / (Income)

	Pension		Postretirement
	Successor	Predecessor	Successor	Predecessor
$ in millions	2012	2011	2012	2011
Service cost	$3.1	$2.9	$0.1	$0.1
Interest cost	8.6	8.6	0.4	0.5
Expected return on assets (a)	(11.3)	(12.2)	(0.1)	(0.1)
Amortization of unrecognized:
Actuarial (gain) / loss	2.4	4.5	(0.4)	(0.4)
Prior service cost	0.7	1.1	-	-
Net periodic benefit cost / (income) before adjustments	$3.5	$4.9	$-	$0.1

(a) For purposes of calculating the expected return on pension plan assets, under GAAP, the market-related value of assets (MRVA) is used. GAAP requires that the difference between actual plan asset returns and estimated plan asset returns be included in the MRVA equally over a period not to exceed five years. We use a methodology under which we include the difference between actual and estimated asset returns in the MRVA equally over a three year period. The MRVA used in the calculation of expected return on pension plan assets for the 2012 and 2011 net periodic benefit cost was approximately $336 million and $316 million, respectively.

Benefit payments, which reflect future service, are expected to be paid as follows:

Estimated Future Benefit Payments and Medicare Part D Reimbursements

$ in millions	Pension	Postretirement

2012	$11.5	$1.2
2013	22.7	2.3
2014	23.2	2.2
2015	23.8	2.0
2016	24.0	1.9
2017 - 2021	124.4	7.5

9. Pension and Postretirement Benefits

DP&L sponsors a traditional defined benefit pension plan for most of the employees of DPL and its subsidiaries. For collective bargaining employees, the defined benefits are based on a specific dollar amount per year of service. For all other employees (management employees), the traditional defined benefit pension plan is based primarily on compensation and years of service. As of December 31, 2010, this traditional pension plan was closed to new management employees. A participant is 100% vested in all amounts credited to his or her account upon the completion of five vesting years, as defined in The Dayton Power and Light Company Retirement Income Plan, or the participant's death or disability. If a participant's employment is terminated, other than by death or disability, prior to such participant becoming 100% vested in his or her account, the account shall be forfeited as of the date of termination.

Almost all management employees beginning employment on or after January 1, 2011 participate in a cash balance pension plan. Similar to the traditional pension plan for management employees, the cash balance benefits are based on compensation and years of service. A participant shall become 100% vested in all amounts credited to his or her account upon the completion of three vesting years, as defined in The Dayton Power and Light Company Retirement Income Plan or the participant's death or disability. If a participant's employment is terminated, other than by death or disability, prior to such participant becoming 100% vested in his or her account, the account shall be forfeited as of the date of termination. Vested benefits in the cash balance plan are fully portable upon termination of employment.

In addition, we have a Supplemental Executive Retirement Plan (SERP) for certain active and retired key executives. Benefits under this SERP have been frozen and no additional benefits can be earned. The SERP was replaced by the DPL Inc. Supplemental Executive Defined Contribution Retirement Plan (SEDCRP) effective January 1, 2006. The Compensation Committee of the Board of Directors designates the eligible employees. Pursuant to the SEDCRP, we provide a supplemental retirement benefit to participants by crediting an account established for each participant in accordance with the Plan requirements. We designate as hypothetical investment funds under the SEDCRP one or more of the investment funds provided under The Dayton Power and Light Company Employee Savings Plan. Each participant may change his or her hypothetical investment fund selection at specified times. If a participant does not elect a hypothetical investment fund(s), then we select the hypothetical investment fund(s) for such participant. We also have an unfunded liability related to agreements for retirement benefits of certain terminated and retired key executives. The unfunded liabilities for these agreements and the SEDCRP were $0.8 million and $1.8 million at December 31, 2011 and 2010, respectively. Per the SEDCRP plan document, the balances in the SEDCRP, including earnings on contributions, were paid out to participants in December 2011. The SEDCRP continued and a contribution for 2011 was calculated in January 2012.

We generally fund pension plan benefits as accrued in accordance with the minimum funding requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and, in addition, make voluntary contributions from time to time. DP&L made discretionary contributions of $40.0 million and $40.0 million to the defined benefit plan during the period January 1, 2011 through November 27, 2011 and the year ended December 31, 2010, respectively.

Qualified employees who retired prior to 1987 and their dependents are eligible for health care and life insurance benefits until their death, while qualified employees who retired after 1987 are eligible for life insurance benefits and partially subsidized health care. The partially subsidized health care is at the election of the employee, who pays the majority of the cost, and is available only from their retirement until they are covered by Medicare at age 65. We have funded a portion of the union-eligible benefits using a Voluntary Employee Beneficiary Association Trust.

Regulatory assets and liabilities are recorded for the portion of the under- or over-funded obligations related to the transmission and distribution areas of our electric business and for the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. These regulatory assets and liabilities represent the regulated portion that would otherwise be charged or credited to AOCI. We have historically recorded these costs on the accrual basis and this is how these costs have been historically recovered through customer rates. This factor, combined with the historical precedents from the PUCO and FERC, make these costs probable of future rate recovery.

3The following tables set forth our pension and postretirement benefit plans' obligations and assets recorded on the balance sheets as of December 31, 2011 and 2010. The amounts presented in the following tables for pension include the collective bargaining plan formula, traditional management plan formula and cash balance plan formula and the SERP in the aggregate. The amounts presented for postretirement include both health and life insurance benefits.

$ in millions		Pension
	Successor	Predecessor
	November 28,
	2011	January 1, 2011
	through	through	Year ended
	December 31,	November 27,	December
Change in Benefit Obligation	2011	2011	31, 2010

Benefit obligation at beginning of period	$365.0	$333.8	$323.9
Service cost	0.5	4.5	4.8
Interest cost	1.5	15.5	17.7
Plan amendments	-	7.2	-
Actuarial (gain) / loss	-	21.6	8.0
Benefits paid	(1.8)	(17.6)	(20.6)
Benefit obligation at end of period	365.2	365.0	333.8

Change in Plan Assets
Fair value of plan assets at beginning of period	335.8	291.8	243.4
Actual return / (loss) on plan assets	1.9	21.2	28.6
Contributions to plan assets	-	40.4	40.4
Benefits paid	(1.8)	(17.6)	(20.6)
Fair value of plan assets at end of period	335.9	335.8	291.8

Funded status of plan	$(29.3)	$(29.2)	$(42.0)

$ in millions		Postretirement
	Successor	Predecessor
	November 28,
	2011	January 1, 2011
	through	through	Year ended
	December 31,	November 27,	December
Change in Benefit Obligation	2011	2011	31, 2010

Benefit obligation at beginning of period	$21.9	$23.7	$26.2
Service cost	-	0.1	0.1
Interest cost	0.1	0.9	1.2
Plan amendments	-	-	-
Actuarial (gain) / loss	(0.1)	(1.3)	(2.0)
Benefits paid	(0.2)	(1.8)	(2.0)
Medicare Part D Reimbursement	-	0.3	0.2
Benefit obligation at end of period	21.7	21.9	23.7

Change in Plan Assets
Fair value of plan assets at beginning of period	4.5	4.8	5.0
Actual return / (loss) on plan assets	-	0.2	0.3
Contributions to plan assets	0.2	1.3	1.5
Benefits paid	(0.2)	(1.8)	(2.0)
Fair value of plan assets at end of period	4.5	4.5	4.8

Funded status of plan	$(17.2)	$(17.4)	$(18.9)

$ in millions	Pension		Postretirement
	Successor	Predecessor	Successor	Predecessor
	2011	2010	2011	2010
Amounts Recognized in the
Balance Sheets at December 31

Current liabilities	$(1.3)	$(0.4)	$(0.6)	$(0.6)
Noncurrent liabilities	(27.9)	(41.6)	(16.6)	(18.3)
Net asset / (liability) at December 31	$(29.2)	$(42.0)	$(17.2)	$(18.9)

Amounts Recognized in Accumulated Other
Comprehensive Income, Regulatory Assets and
Regulatory Liabilities, pre-tax

Components:
Prior service cost / (credit)	$12.5	$16.8	$0.7	$0.9
Net actuarial loss / (gain)	78.7	125.4	(6.4)	(7.6)
Accumulated other comprehensive income, regulatory
assets and regulatory liabilities, pre-tax	$91.2	$142.2	$(5.7)	$(6.7)

Recorded as:
Regulatory asset	$91.2	$80.0	$0.5	$0.5
Regulatory liability	-	-	(6.2)	(6.1)
Accumulated other comprehensive income	-	62.2	-	(1.1)
Accumulated other comprehensive income, regulatory
assets and regulatory liabilities, pre-tax	$91.2	$142.2	$(5.7)	$(6.7)

The accumulated benefit obligation for our defined benefit pension plans was $355.5 million and $325.1 million at December 31, 2011 and 2010, respectively.

The net periodic benefit cost (income) of the pension and postretirement benefit plans were:

	Successor	Predecessor
	November 28, 2011	January 1, 2011
	through	through	Years ended December 31,
$ in millions	December 31, 2011	November 27, 2011	2010	2009
Service cost	$0.5	$4.5	$4.8	$3.6
Interest cost	1.5	15.5	17.7	18.1
Expected return on assets (a)	(2.0)	(22.5)	(22.4)	(22.5)
Amortization of unrecognized:
Actuarial (gain) / loss	0.4	7.6	7.2	4.4
Prior service cost	0.1	2.0	3.7	3.4
Net periodic benefit cost before adjustments	$0.5	$7.1	$11.0	$7.0

(a) For purposes of calculating the expected return on pension plan assets, under GAAP, the market-related value of assets (MRVA) is used. GAAP requires that the difference between actual plan asset returns and estimated plan asset returns be amortized into the MRVA equally over a period not to exceed five years. We use a methodology under which we include the difference between actual and estimated asset returns in the MRVA equally over a three year period. The MRVA used in the calculation of expected return on pension plan assets was approximately
$317 million in 2011, $274 million in 2010, and $275 million in 2009.

Net Periodic Benefit Cost / (Income) - Postretirement
	Successor	Predecessor
	November 28, 2011	January 1, 2011
	through	through	Years ended December 31,
$ in millions	December 31, 2011	November 27, 2011	2010	2009
Service cost	$-	$0.1	$0.1	$-
Interest cost	0.1	0.9	1.2	1.5
Expected return on assets (a)	-	(0.3)	(0.3)	(0.4)
Amortization of unrecognized:
Actuarial (gain) / loss	-	(1.0)	(1.1)	(0.7)
Prior service cost	(0.1)	0.1	0.1	0.1
Net periodic benefit cost / (income) before adjustments	$-	$(0.2)	$-	$0.5

Other Changes in Plan Assets and Benefit Obligation Recognized in Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities

Pension	Successor	Predecessor
	November 28, 2011	January 1, 2011
	through	through	Years ended December 31,
$ in millions	December 31, 2011	November 27, 2011	2010	2009
Net actuarial (gain) / loss	$-	$(38.7)	$1.9	$5.3
Prior service cost / (credit)	-	(2.2)	-	7.2
Reversal of amortization item:
Net actuarial (gain) / loss	(0.4)	(7.6)	(7.2)	(4.4)
Prior service cost / (credit)	(0.1)	(2.0)	(3.7)	(3.4)
Transition (asset) / obligation	-	-	-	-

Total recognized in Accumulated other comprehensive income,
Regulatory assets and Regulatory liabilities	$(0.5)	$(50.5)	$(9.0)	$4.7

Total recognized in net periodic benefit cost and Accumulated other comprehensive income, Regulatory assets and
Regulatory liabilities	$(0.5)	$(43.4)	$2.0	$11.7

Postretirement	Successor	Predecessor
	November 28, 2011	January 1, 2011
	through	through	Years ended December 31,
$ in millions	December 31, 2011	November 27, 2011	2010	2009
Net actuarial (gain) / loss	$-	$0.2	$(1.9)	$0.3
Prior service cost / (credit)	(0.1)	(0.1)	-	1.1
Reversal of amortization item:
Net actuarial (gain) / loss	-	1.0	1.1	0.7
Prior service cost / (credit)	0.1	(0.1)	(0.1)	(0.1)
Transition (asset) / obligation	-	-	-	-

Total recognized in Accumulated other comprehensive income,
Regulatory assets and Regulatory liabilities	$-	$1.0	$(0.9)	$2.0

Total recognized in net periodic benefit cost and Accumulated other comprehensive income, Regulatory assets and
Regulatory liabilities	$-	$0.8	$(0.9)	$2.5

Estimated amounts that will be amortized from Accumulated other comprehensive income, Regulatory assets and Regulatory liabilities into net periodic benefit costs during 2012 are:

$ in millions	Pension	Postretirement
Net actuarial (gain) / loss	$4.9	$0.1
Prior service cost / (credit)	1.6	(0.8)

Our expected return on plan asset assumptions, used to determine benefit obligations, are based on historical long-term rates of return on investments, which use the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors, such as inflation and interest rates, as well as asset diversification and portfolio rebalancing, are evaluated when long-term capital market assumptions are determined. Peer data and historical returns are reviewed to verify reasonableness and appropriateness.

For the Successor period in 2011 and continuing in 2012, we have decreased our expected long-term rate of return on assets assumption from 8.00% to 7.00% for pension plan assets. We are maintaining our expected long-term rate of return on assets assumption at approximately 6.00% for postretirement benefit plan assets. These expected returns are based primarily on portfolio investment allocation. There can be no assurance of our ability to generate these rates of return in the future.

Our overall discount rate was evaluated in relation to the Hewitt Top Quartile Yield Curve which represents a portfolio of top-quartile AA-rated bonds used to settle pension obligations. Peer data and historical returns were also reviewed to verify the reasonableness and appropriateness of our discount rate used in the calculation of benefit obligations and expense.

The weighted average assumptions used to determine benefit obligations during 2011, 2010 and 2009 were:

Benefit Obligation Assumptions	Pension			Postretirement
	2011	2010	2009	2011	2010	2009
Discount rate for obligations	4.88%	5.31%	5.75%	4.17%	4.96%	5.35%
Rate of compensation increases	3.94%	3.94%	4.44%	N/A	N/A	N/A

The weighted-average assumptions used to determine net periodic benefit cost (income) for the years ended
December 31, 2011, 2010 and 2009 were:

Net Periodic Benefit
Cost / (Income) Assumptions	Pension			Postretirement
	2011	2010	2009	2011	2010	2009
Discount rate (Predecessor/Successor)	5.31% / 4.88%	5.75%	6.25%	4.96% / 4.62%	5.35%	6.25%
Expected rate of return on plan assets
(Predecessor/Successor)	8.00% / 7.00%	8.50%	8.50%	6.00% / 6.00%	6.00%	6.00%
Rate of compensation increases
(Predecessor/Successor)	3.94% / 3.94%	4.44%	5.44%	N/A	N/A	N/A

The assumed health care cost trend rates at December 31, 2011, 2010 and 2009 are as follows:

Health Care Cost Assumptions	Expense			Benefit Obligations
	2011	2010	2009	2011	2010	2009
Pre - age 65
Current health care cost trend rate	8.50%	9.50%	9.50%	8.50%	8.50%	9.50%
Year trend reaches ultimate
(Predecessor/Successor)	2018/2019	2015	2014	2019	2018	2015

Post - age 65
Current health care cost trend rate	8.00%	9.00%	9.00%	8.00%	8.00%	9.00%
Year trend reaches ultimate
(Predecessor/Successor)	2017/2018	2014	2013	2018	2017	2014

Ultimate health care cost trend rate	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

The assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects on the net periodic postretirement benefit cost and the accumulated postretirement benefit obligation:

Effect of Change in Health Care Cost Trend Rate	One-percent	One-percent
$ in millions	increase	decrease

Service cost plus interest cost	$-	$-
Benefit obligation	$0.9	$(0.8)

Benefit payments, which reflect future service, are expected to be paid as follows:

Estimated Future Benefit Payments and Medicare Part D Reimbursements

$ in millions	Pension	Postretirement

2012	$23.1	$2.6
2013	$22.7	$2.5
2014	$23.2	$2.4
2015	$23.8	$2.2
2016	$24.0	$2.1
2017 - 2021	$124.4	$8.2

We expect to make contributions of $1.4 million to our SERP in 2012 to cover benefit payments. We also expect to contribute $2.3 million to our other postretirement benefit plans in 2012 to cover benefit payments.

The Pension Protection Act (the Act) of 2006 contained new requirements for our single employer defined benefit pension plan. In addition to establishing a 100% funding target for plan years beginning after December 31, 2008, the Act also limits some benefits if the funded status of pension plans drops below certain thresholds. Among other restrictions under the Act, if the funded status of a plan falls below a predetermined ratio of 80%, lump-sum payments to new retirees are limited to 50% of amounts that otherwise would have been paid and new benefit improvements may not go into effect. For the 2011 plan year, the funded status of our defined benefit pension plan as calculated under the requirements of the Act was 104.37% and is estimated to be 104.37% until the 2012 status is certified in September 2012 for the 2012 plan year. The Worker, Retiree, and Employer Recovery Act of 2008 (WRERA), which was signed into law on December 23, 2008, grants plan sponsors certain relief from funding requirements and benefit restrictions of the Act.

Plan Assets

Plan assets are invested using a total return investment approach whereby a mix of equity securities, debt securities and other investments are used to preserve asset values, diversify risk and achieve our target investment return benchmark. Investment strategies and asset allocations are based on careful consideration of plan liabilities, the plan's funded status and our financial condition. Investment performance and asset allocation are measured and monitored on an ongoing basis.

Plan assets are managed in a balanced portfolio comprised of two major components: an equity portion and a fixed income portion. The expected role of Plan equity investments is to maximize the long-term real growth of Plan assets, while the role of fixed income investments is to generate current income, provide for more stable periodic returns and provide some protection against a prolonged decline in the market value of Plan equity investments.

Long-term strategic asset allocation guidelines are determined by management and take into account the Plan's long-term objectives as well as its short-term constraints. The target allocations for plan assets are 30-80% for equity securities, 30-65% for fixed income securities, 0-10% for cash and 0-25% for alternative investments. Equity securities include U.S. and international equity, while fixed income securities include long-duration and high-yield bond funds and emerging market debt funds. Other types of investments include investments in hedge funds and private equity funds that follow several different strategies.

The fair values of our pension plan assets at December 31, 2011 by asset category are as follows:

Fair Value Measurements for Pension Plan Assets at December 31, 2011 (Successor)

		Quoted Prices in
	Market Value at	Active Markets	Significant	Significant
Asset Category	December 31,	for Identical	Observable	Unobservable
$ in millions	2011	Assets	Inputs	Inputs
		(Level 1)	(Level 2)	(Level 3)
Equity Securities (a)
Small/Mid Cap Equity	$16.2	$-	$16.2	$-
Large Cap Equity	54.5	-	54.5	-
International Equity	34.2	-	34.2	-
Total Equity Securities	104.9	-	104.9	-

Debt Securities (b)
Emerging Markets Debt	-	-	-	-
Fixed Income	-	-	-	-
High Yield Bond	-	-	-	-
Long Duration Fund	130.8	-	130.8	-
Total Debt Securities	130.8	-	130.8	-

Cash and Cash Equivalents (c)
Cash	28.0	28.0	-	-

Other Investments (d)
Limited Partnership Interest	0.8	-	-	0.8
Common Collective Fund	71.4	-	-	71.4
Total Other Investments	72.2	-	-	72.2

Total Pension Plan Assets	$335.9	$28.0	$235.7	$72.2

(a) This category includes investments in equity securities of large, small and medium sized companies and equity securities of foreign companies including those in developing countries. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

(b) This category includes investments in investment-grade fixed-income instruments that are designed to mirror the term of the pension assets and generally have a tenor between 10 and 30 years. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

(c) This category comprises cash held to pay beneficiaries and the proceeds received from the DPL Inc. Common Stock, which was cashed-out at $30/share. The fair value of cash equals its book value. (Subsequent to the measurement date, the proceeds from the DPL Inc. Common Stock were invested in the other various investments.) (d) This category represents a private equity fund that specializes in management buyouts and a hedge fund of funds made up of 30+ different hedge fund managers diversified over eight different hedge strategies. The fair value of the private equity fund is determined by the General Partner based on the performance of the individual companies. The fair value of the hedge fund is valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

The fair values of our pension plan assets at December 31, 2010 by asset category are as follows:

Fair Value Measurements for Pension Plan Assets at December 31, 2010 (Predecessor)

		Quoted Prices in
	Market Value at	Active Markets	Significant	Significant
Asset Category	December 31,	for Identical	Observable	Unobservable
$ in millions	2010	Assets	Inputs	Inputs
		(Level 1)	(Level 2)	(Level 3)
Equity Securities (a)
Small/Mid Cap Equity	$15.2	$-	$15.2	$-
Large Cap Equity	49.4	-	49.4	-
DPL Inc. Common Stock	23.8	23.8	-	-
International Equity	31.5	-	31.5	-
Total Equity Securities	119.9	23.8	96.1	-

Debt Securities (b)
Emerging Markets Debt	5.2	-	5.2	-
Fixed Income	39.0	-	39.0
High Yield Bond	8.2	-	8.2	-
Long Duration Fund	58.9	-	58.9	-
Total Debt Securities	111.3	-	111.3	-

Cash and Cash Equivalents (c)
Cash	0.4	0.4	-	-

Other Investments (d)
Limited Partnership Interest	2.8	-	-	2.8
Common Collective Fund	57.4	-	-	57.4
Total Other Investments	60.2	-	-	60.2

Total Pension Plan Assets	$291.8	$24.2	$207.4	$60.2

(a) This category includes investments in equity securities of large, small and medium sized companies and equity securities of foreign companies including those in developing countries. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund except for the DPL common stock which is valued using the closing price on the New York Stock Exchange.

(b) This category includes investments in investment-grade fixed-income instruments, U.S. dollar-denominated debt securities of emerging market issuers and high yield fixed-income securities that are rated below investment grade. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

(c) This category comprises cash held to pay beneficiaries. The fair value of cash equals its book value.

(d) This category represents a private equity fund that specializes in management buyouts and a hedge fund of funds made up of 30+ different hedge fund managers diversified over eight different hedge strategies. The fair value of the private equity fund is determined by the General Partner based on the performance of the individual companies. The fair value of the hedge fund is valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

The change in the fair value for the pension assets valued using significant unobservable inputs (Level 3) was due to the following:

Fair Value Measurements of Pension Assets Using Significant Unobservable Inputs
(Level 3)
	Limited	Common
	Partnership	Collective
$ in millions	Interest	Fund
2010 (Predecessor):
Beginning balance January 1, 2010	$3.1	$50.6
Actual return on plan assets:
Relating to assets still held at the reporting date	0.1	0.8
Relating to assets sold during the period	-	-
Purchases, sales, and settlements	(0.4)	6.0
Transfers in and / or out of Level 3	-	-
Ending balance at December 31, 2010	$2.8	$57.4

January 1, 2011 through November 27, 2011 (Predecessor):
Beginning balance January 1, 2011	$2.8	$57.4
Actual return on plan assets:
Relating to assets still held at the reporting date	(0.8)	(1.5)
Relating to assets sold during the period	-	-
Purchases, sales, and settlements	(1.1)	15.4
Transfers in and / or out of Level 3	-	-
Ending balance at November 27, 2011	0.9	71.3

November 28, 2011 through December 31, 2011 (Successor):
Beginning balance November 28, 2011	$0.9	$71.3
Actual return on plan assets:
Relating to assets still held at the reporting date	-	0.1
Relating to assets sold during the period	-	-
Purchases, sales, and settlements	(0.1)	-
Transfers in and / or out of Level 3	-	-
Ending balance at December 31, 2011	$0.8	$71.4

The fair values of our other postretirement benefit plan assets at December 31, 2011 by asset category are as follows:

Fair Value Measurements for Postretirement Plan Assets at December 31, 2011 (Successor)

	Market	Quoted Prices in	Significant	Significant
Asset Category	Value at	Active Markets for	Observable	Unobservable
$ in millions	12/31/11	Identical Assets	Inputs	Inputs
		(Level 1)	(Level 2)	(Level 3)

JP Morgan Core Bond Fund (a)	$4.5	$-	$4.5	$-

(a) This category includes investments in U.S. government obligations and mortgage-backed and asset-backed securities. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

The fair values of our other postretirement benefit plan assets at December 31, 2010 by asset category are as follows:

Fair Value Measurements for Postretirement Plan Assets at December 31, 2010 (Predecessor)

	Market	Quoted Prices in	Significant	Significant
Asset Category	Value at	Active Markets for	Observable	Unobservable
$ in millions	12/31/10	Identical Assets	Inputs	Inputs
		(Level 1)	(Level 2)	(Level 3)

JP Morgan Core Bond Fund (a)	$4.8	$-	$4.8	$-

(a) This category includes investments in U.S. government obligations and mortgage-backed and asset-backed securities. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

Fair Value Measurements	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

9. Fair Value Measurements

The fair values of our financial instruments are based on published sources for pricing when possible. We rely on valuation models only when no other methods exist. The value of our financial instruments represents our best estimates of the fair value, which may not be the value realized in the future. The table below presents the fair value and cost of our non-derivative instruments at June 30, 2012 and December 31, 2011. See also Note 10 of Notes to Condensed Consolidated Financial Statements for the fair values of our derivative instruments.

	Successor
	At June 30, 2012		At December 31, 2011
$ in millions	Cost	Fair Value	Cost	Fair Value
Assets
Money Market Funds	$0.2	$0.2	$0.2	$0.2
Equity Securities	4.0	4.9	3.9	4.4
Debt Securities	5.0	5.5	5.0	5.5
Multi-Strategy Fund	0.3	0.2	0.3	0.2
Total Assets	$9.5	$10.8	$9.4	$10.3

Liabilities
Debt	$2,619.6	$2,744.4	$2,629.3	$2,710.6

Debt

The carrying value of DPL's debt was adjusted to fair value at the Merger date. Unrealized gains or losses that are not recognized in the financial statements because debt is presented at the carrying value established at the Merger date. The debt amounts include the current portion payable in the next twelve months and have maturities that range from 2013 to 2061.

Master Trust Assets

DP&L established a Master Trust to hold assets that could be used for the benefit of employees participating in employee benefit plans. These assets are primarily comprised of open-ended mutual funds which are valued using the net asset value per unit. These investments are recorded at fair value within Other deferred assets on the balance sheets and classified as available for sale. Any unrealized gains or losses are recorded in AOCI until the securities are sold.

DPL had $0.5 million ($0.3 million after tax) of unrealized gains and immaterial losses on the Master Trust assets in AOCI at June 30, 2012 and immaterial unrealized gains and losses in AOCI at December 31, 2011.

Due to the liquidation of the DPL Inc. common stock held in the Master Trust, there is sufficient cash to cover the next twelve months of benefits payable to employees covered under the benefit plans. Therefore, no unrealized gains or losses are expected to be transferred to earnings since we will not need to sell any investments in the next twelve months.

Net Asset Value (NAV) per Unit

The following table discloses the fair value and redemption frequency for those assets whose fair value is estimated using the NAV per unit as of June 30, 2012 and December 31, 2011. These assets are part of the Master Trust. Fair values estimated using the NAV per unit are considered Level 2 inputs within the fair value hierarchy, unless they cannot be redeemed at the NAV per unit on the reporting date. Investments that have restrictions on the redemption of the investments are Level 3 inputs. As of June 30, 2012, DPL did not have any investments for sale at a price different from the NAV per unit.

Fair Value Estimated Using Net Asset Value per Unit (Successor)

Fair Value Estimated Using Net Asset Value per Unit (Successor)
$ in millions	Fair Value at June 30, 2012	Fair Value at December 31, 2011	Unfunded Commitments
Money Market Fund (a)	$0.2	$0.2	$-
Equity Securities (b)	4.9	4.4	-
Debt Securities (c)	5.5	5.5	-
Multi-Strategy Fund (d)	0.2	0.2	-
Total	$10.8	$10.3	$-

(a) This category includes investments in high-quality, short-term securities. Investments in this category can be redeemed immediately at the current net asset value per unit.

(b) This category includes investments in hedge funds representing an S&P 500 Index and the Morgan Stanley Capital International (MSCI) U.S. Small Cap 1750 Index. Investments in this category can be redeemed immediately at the current net asset value per unit.

(c) This category includes investments in U.S. Treasury obligations and U.S. investment grade bonds. Investments in this category can be redeemed immediately at the current net asset value per unit.

(d) This category includes a mix of actively managed funds holding investments in stocks, bonds and short-term investments in a mix of actively managed funds. Investments in this category can be redeemed immediately at the current net asset value per unit.

Fair Value Hierarchy

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. These inputs are then categorized as Level 1 (quoted prices in active markets for identical assets or liabilities); Level 2 (observable inputs such as quoted prices for similar assets or liabilities or quoted prices in markets that are not active); or Level 3 (unobservable inputs).

Valuations of assets and liabilities reflect the value of the instrument including the values associated with counterparty risk. We include our own credit risk and our counterparty's credit risk in our calculation of fair value using global average default rates based on an annual study conducted by a large rating agency.

We did not have any transfers of the fair values of our financial instruments between Level 1 and Level 2 of the fair value hierarchy.

The fair value of assets and liabilities at June 30, 2012 and December 31, 2011 measured on a recurring basis and the respective category within the fair value hierarchy for DPL was determined as follows:

	Assets and Liabilities Measured at Fair Value on a Recurring Basis (Successor)
		Level 1	Level 2	Level 3
$ in millions	Fair Value at June 30, 2012*	Based on Quoted Prices in Active Markets	Other Observable Inputs	Unobservable Inputs	Collateral and Counterparty Netting	Fair Value on Balance Sheet at June 30, 2012
Assets
Master Trust Assets
Money Market Funds	$0.2	$-	$0.2	$-	$-	$0.2
Equity Securities	4.9	-	4.9	-	-	4.9
Debt Securities	5.5	-	5.5	-	-	5.5
Multi-Strategy Fund	0.2	-	0.2	-	-	0.2
Total Master Trust Assets	10.8	-	10.8	-	-	10.8
Derivative Assets
Heating Oil Futures	0.3	0.3	-	-	(0.3)	-
Forward Power Contracts	18.3	-	18.3	-	(3.3)	15.0
Total Derivative Assets	18.6	0.3	18.3	-	(3.6)	15.0

Total Assets	$29.4	$0.3	$29.1	$-	$(3.6)	$25.8

Liabilities
Derivative Liabilities
Interest Rate Hedge	$(39.5)	$-	$(39.5)	$-	$-	$(39.5)
FTRs	(0.1)	-	-	(0.1)	-	(0.1)
Forward NYMEX Coal Contracts	(16.5)	-	(16.5)	-	11.4	(5.1)
Forward Power Contracts	(16.0)	-	(16.0)	-	11.5	(4.5)
Total Derivative Liabilities	(72.1)	-	(72.0)	(0.1)	22.9	(49.2)

Long-term Debt	(2,744.4)	-	(2,725.2)	(19.2)	-	(2,744.4)

Total Liabilities	$(2,816.5)	$-	$(2,797.2)	$(19.3)	$22.9	$(2,793.6)

*Includes credit valuation adjustments for counterparty risk and our own credit risk.

	Assets and Liabilities Measured at Fair Value on a Recurring Basis (Successor)
		Level 1	Level 2	Level 3
$ in millions	Fair Value at December 31, 2011 *	Based on Quoted Prices in Active Markets	Other Observable Inputs	Unobservable Inputs	Collateral and Counterparty Netting	Fair Value on Balance Sheet at December 31, 2011
Assets
Master Trust Assets
Money Market Funds	$0.2	$-	$0.2	$-	$-	$0.2
Equity Securities	4.4	-	4.4	-	-	4.4
Debt Securities	5.5	-	5.5	-	-	5.5
Multi-Strategy Fund	0.2	-	0.2	-	-	0.2
Total Master Trust Assets	10.3	-	10.3	-	-	10.3
Derivative Assets
FTRs	0.1	-	0.1	-	-	0.1
Heating Oil Futures	1.8	1.8	-	-	(1.8)	-
Forward Power Contracts	17.3	-	17.3	-	(1.0)	16.3
Total Derivative Assets	19.2	1.8	17.4	-	(2.8)	16.4

Total Assets	$29.5	$1.8	$27.7	$-	$(2.8)	$26.7

Liabilities
Derivative Liabilities
Interest Rate Hedge	$(32.5)	$-	$(32.5)	$-	$-	$(32.5)
Forward NYMEX Coal Contracts	(14.5)	-	(14.5)	-	10.8	(3.7)
Forward Power Contracts	(13.3)	-	(13.3)	-	5.6	(7.7)
Total Derivative Liabilities	(60.3)	-	(60.3)	-	16.4	(43.9)

Total Liabilities	$(60.3)	$-	$(60.3)	$-	$16.4	$(43.9)

*Includes credit valuation adjustments for counterparty risk and our own credit risk.

We use the market approach to value our financial instruments. Level 1 inputs are used for derivative contracts such as heating oil futures. The fair value is determined by reference to quoted market prices and other relevant information generated by market transactions. Level 2 inputs are used to value derivatives such as forward power contracts and forward NYMEX-quality coal contracts (which are traded on the OTC market but which are valued using prices on the NYMEX for similar contracts on the OTC market). Other Level 2 assets include: open-ended mutual funds that are in the Master Trust, which are valued using the end of day NAV per unit; and interest rate hedges, which use observable inputs to populate a pricing model. Financial transmission rights are considered a Level 3 input, beginning April 1, 2012, because the monthly auctions are considered inactive.

Our Level 3 inputs are immaterial to our derivative balances as a whole and as such no further disclosures are presented.

Our debt is fair valued for disclosure purposes only and most of the fair values are determined using quoted market prices in inactive markets. These fair value inputs are considered Level 2 in the fair value hierarchy. Our long-term leases and the WPAFB loan are not publicly traded. Fair value is assumed to equal carrying value. These fair value inputs are considered Level 3 in the fair value hierarchy as there are no observable inputs. Additional Level 3 disclosures were not presented since debt is not recorded at fair value.

Approximately 99% of the inputs to the fair value of our derivative instruments are from quoted market prices.

Non-recurring Fair Value Measurements

We use the cost approach to determine the fair value of our AROs which are estimated by discounting expected cash outflows to their present value at the initial recording of the liability. Cash outflows are based on the approximate future disposal cost as determined by market information, historical information or other management estimates. These inputs to the fair value of the AROs would be considered Level 3 inputs under the fair value hierarchy. Additions to AROs were not material during the six months ended June 30, 2012 and 2011.

Cash Equivalents

DPL had $110.0 million and $125.0 million in money market funds classified as cash and cash equivalents in its Condensed Consolidated Balance Sheets at June 30, 2012 and December 31, 2011, respectively. The money market funds have quoted prices that are generally equivalent to par and are considered Level 2.

10. Fair Value Measurements

The fair values of our financial instruments are based on published sources for pricing when possible. We rely on valuation models only when no other method is available to us. The fair value of our financial instruments represents estimates of possible value that may or may not be realized in the future. The table below presents the fair value and cost of our non-derivative instruments at December 31, 2011 and 2010. See also Note 11 for the fair values of our derivative instruments.

	Successor		Predecessor
	At December 31,		At December 31,
	2011		2010
$ in millions	Cost	Fair Value	Cost	Fair Value
DPL
Assets
Money Market Funds	$0.2	$0.2	$1.6	$1.6
Equity Securities	3.9	4.4	3.8	4.4
Debt Securities	5.0	5.5	5.2	5.5
Multi-Strategy Fund	0.3	0.2	0.3	0.3
	9.4	10.3	10.9	11.8

Short-term Investments - VRDNs	-	-	54.2	54.2
Short-term Investments - Bonds	-	-	15.1	15.1
Total Short-term Investments	-	-	69.3	69.3
Total Assets	9.4	10.3	80.2	81.1

Liabilities
Debt	$2,629.3	$2,710.6	$1,324.1	$1,307.5

Debt

The carrying value of DPL's debt was adjusted to fair value at the Merger date. The fair value of the debt at December 31, 2011 did not change substantially from the value at the Merger date. Unrealized gains or losses are not recognized in the financial statements as debt is presented at the carrying value established at the Merger date, net of unamortized premium or discount in the financial statements. The debt amounts include the current portion payable in the next twelve months and have maturities that range from 2013 to 2061.

Master Trust Assets

DP&L established a Master Trust to hold assets that could be used for the benefit of employees participating in employee benefit plans. These assets are primarily comprised of open-ended mutual funds which are valued using the net asset value per unit. These investments are recorded at fair value within Other deferred assets on the balance sheets and classified as available for sale. Any unrealized gains or losses are recorded in AOCI until the securities are sold.

DPL had immaterial unrealized gains and losses on the Master Trust assets in AOCI at December 31, 2011 and $0.9 million ($0.6 million after tax) in unrealized gains and immaterial unrealized losses in AOCI at December 31, 2010.

Due to the liquidation of the DPL Inc. common stock held in the Master Trust, there is sufficient cash to cover the next twelve months of benefits payable to employees covered under the benefit plans covered by the trust. Therefore, no unrealized gains or losses are expected to be transferred to earnings since we will not need to sell any investments in the next twelve months.

Short-term Investments

DPL, from time to time, utilizes VRDNs as part of its short-term investment strategy. The VRDNs are of high credit quality and are secured by irrevocable letters of credit from major financial institutions. VRDN investments have variable rates tied to short-term interest rates. Interest rates are reset every seven days and these VRDNs can be tendered for sale upon notice back to the financial institution. Although DPL's VRDN investments have original maturities over one year, they are frequently re-priced and trade at par. We account for these VRDNs as available-for-sale securities and record them as short-term investments at fair value, which approximates cost, since they are highly liquid and are readily available to support DPL's current operating needs.

DPL also from time to time utilizes investment-grade fixed income corporate securities in its short-term investment portfolio. These securities are accounted for as held-to-maturity investments.

Net Asset Value (NAV) per Unit

The following table discloses the fair value and redemption frequency for those assets whose fair value is estimated using the NAV per unit as of December 31, 2011 and 2010. These assets are part of the Master Trust. Fair values estimated using the NAV per unit are considered Level 2 inputs within the fair value hierarchy, unless they cannot be redeemed at the NAV per unit on the reporting date. Investments that have restrictions on the redemption of the investments are Level 3 inputs. As of December 31, 2011, DPL did not have any investments for sale at a price different from the NAV per unit.

Fair Value Estimated Using Net Asset Value per Unit (Successor)
Fair Value at
	December 31,	Unfunded	Redemption
$ in millions	2011	Commitments	Frequency
Money Market Fund (a)	$0.2	$-	Immediate
Equity Securities (b)	4.4	-	Immediate
Debt Securities (c)	5.5	-	Immediate
Multi-Strategy Fund (d)	0.2	-	Immediate
Total	$10.3	$-

Fair Value Estimated Using Net Asset Value per Unit (Predecessor)
Fair Value at
	December 31,	Unfunded	Redemption
$ in millions	2010	Commitments	Frequency
Money Market Fund (a)	$1.6	$-	Immediate
Equity Securities (b)	4.4	-	Immediate
Debt Securities (c)	5.5	-	Immediate
Multi-Strategy Fund (d)	0.3	-	Immediate
Total	$11.8	$-

(a) This category includes investments in high-quality, short-term securities. Investments in this category can be redeemed immediately at the current net asset value per unit.

(b) This category includes investments in hedge funds representing an S&P 500 index and the Morgan Stanley Capital International (MSCI) U.S. Small Cap 1750 Index. Investments in this category can be redeemed immediately at the current net asset value per unit.

(c) This category includes investments in U.S. Treasury obligations and U.S. investment grade bonds. Investments in this category can be redeemed immediately at the current net asset value per unit.

(d) This category includes a mix of actively managed funds holding investments in stocks, bonds and short-term investments in a mix of actively managed funds. Investments in this category can be redeemed immediately at the current net asset value per unit.

Fair Value Hierarchy

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. These inputs are then categorized as Level 1 (quoted prices in active markets for identical assets or liabilities); Level 2 (observable inputs such as quoted prices for similar assets or liabilities or quoted prices in markets that are not active); or Level 3 (unobservable inputs).

Valuations of assets and liabilities reflect the value of the instrument including the values associated with counterparty risk. We include our own credit risk and our counterparty's credit risk in our calculation of fair value using global average default rates based on an annual study conducted by a large rating agency.

We did not have any transfers of the fair values of our financial instruments between Level 1 and Level 2 of the fair value hierarchy during the twelve months ended December 31, 2011 and 2010.

The fair value of assets and liabilities at December 31, 2011 measured on a recurring basis and the respective category within the fair value hierarchy for DPL was determined as follows:

	Successor
	Assets and Liabilities Measured at Fair Value on a Recurring Basis
		Level 1	Level 2	Level 3
							Fair Value on
	Fair Value at	Based on Quoted	Other			Collateral and	Balance Sheet at
	December 31,	Prices in Active	Observable	Unobservable Counterparty		Counterparty	December 31,
$ in millions	2011*	Markets	Inputs	Inputs		Netting	2011
Assets
Master Trust Assets
Money Market Funds	$0.2	$-	$0.2		$-	$-	$0.2
Equity Securities	4.4	-	4.4		-	-	4.4
Debt Securities	5.5	-	5.5		-	-	5.5
Multi-Strategy Fund	0.2	-	0.2		-	-	0.2
Total Master Trust Assets	10.3	-	10.3		-	-	10.3
Derivative Assets
FTRs	0.1	-	0.1		-	-	0.1
Heating Oil Futures	1.8	1.8	-		-	(1.8)	-
Forward Power Contracts	17.3	-	17.3		-	(1.0)	16.3
Total Derivative Assets	19.2	1.8	17.4		-	(2.8)	16.4
Short-term Investments - VRDNs	-	-	-		-	-	-
Short-term Investments - Bonds	-	-	-		-	-	-
Total Short-term investments	-	-	-		-	-	-
Total Assets	$29.5	$1.8	$27.7		$-	$(2.8)	$26.7

Liabilities
Derivative Liabilities
Interest Rate Hedge	$(32.5)	$-	$(32.5)		$-	$-	$(32.5)
Forward NYMEX Coal Contracts	(14.5)	-	(14.5)		-	10.8	(3.7)
Forward Power Contracts	(13.3)	-	(13.3)		-	5.6	(7.7)
Total Derivative Liabilities	(60.3)	-	(60.3)		-	16.4	(43.9)

Total Liabilities	$(60.3)	$-	$(60.3)		$-	$16.4	$(43.9)

*Includes credit valuation adjustments for counterparty risk.

The fair value of assets and liabilities at December 31, 2010 measured on a recurring basis and the respective category within the fair value hierarchy for DPL was determined as follows:

	Predecessor
	Assets and Liabilities Measured at Fair Value on a Recurring Basis
			Level 1	Level 2	Level 3
							Fair Value on
	Fair Value at		Based on Quoted	Other		Collateral and	Balance Sheet at
	December 31,		Prices in Active	Observable	Unobservable	Counterparty	December 31,
$ in millions	2010	*	Markets	Inputs	Inputs	Netting	2010
Assets
Master Trust Assets
Money Market Funds	$1.6		$-	$1.6	$-	$-	$1.6
Equity Securities (a)	4.4		-	4.4	-	-	4.4
Debt Securities	5.5		-	5.5	-	-	5.5
Multi-Strategy Fund	0.3		-	0.3	-	-	0.3
Total Master Trust Assets	11.8		-	11.8	-	-	11.8
Derivative Assets
FTRs	0.3		-	0.3	-	-	0.3
Heating Oil Futures	1.6		1.6	-	-	(1.6)	-
Interest Rate Hedge	20.7		-	20.7	-	-	20.7
Forward NYMEX Coal Contracts	37.5		-	37.5	-	(21.9)	15.6
Forward Power Contracts	0.2		-	0.2	-	(0.2)	-
Total Derivative Assets	60.3		1.6	58.7	-	(23.7)	36.6
Short-term Investments - VRDNs	54.2		-	54.2	-	-	54.2
Short-term Investments - Bonds	15.1		-	15.1	-	-	15.1
Total Short-term investments	69.3		-	69.3	-	-	69.3
Total Assets	$141.4		$1.6	$139.8	$-	$(23.7)	$117.7

Liabilities
Derivative Liabilities
Interest Rate Hedge	$6.6		$-	$6.6	$-	$-	$6.6
Forward Power Contracts	3.1		-	3.1	-	(1.1)	2.0
Total Derivative Liabilities	9.7		-	9.7	-	(1.1)	8.6

Total Liabilities	$9.7		$-	$9.7	$-	$(1.1)	$8.6

*Includes credit valuation adjustments for counterparty risk.

(a) DPL stock in the Master Trust was eliminated in consolidation.

We use the market approach to value our financial instruments. Level 1 inputs are used for derivative contracts such as heating oil futures. The fair value is determined by reference to quoted market prices and other relevant information generated by market transactions. Level 2 inputs are used to value derivatives such as financial transmission rights (where the quoted prices are from a relatively inactive market), forward power contracts and forward NYMEX-quality coal contracts (which are traded on the OTC market but which are valued using prices on the NYMEX for similar contracts on the OTC market). VRDNs and bonds are considered Level 2 because they are priced using recent transactions for similar assets. Other Level 2 assets include: open-ended mutual funds that are in the Master Trust, which are valued using the end of day NAV per unit; and interest rate hedges, which use observable inputs to populate a pricing model.

Approximately 97% of the inputs to the fair value of our derivative instruments are from quoted market prices.

Non-recurring Fair Value Measurements

We use the cost approach to determine the fair value of our AROs which are estimated by discounting expected cash outflows to their present value at the initial recording of the liability. Cash outflows are based on the approximate future disposal cost as determined by market information, historical information or other management estimates. These inputs to the fair value of the AROs would be considered Level 3 inputs under the fair value hierarchy. There were $1.0 million and $1.4 million of gross additions to our existing river structures and asbestos AROs during the twelve months ended December 31, 2011 and 2010. In addition, it was determined that a river structure would be retired earlier than previously estimated. This resulted in a partial reduction to the ARO liability of $0.8 million in 2010.

Cash Equivalents

DPL had $125.0 million and $29.9 million in money market funds classified as cash and cash equivalents in its Consolidated Balance Sheets at December 31, 2011 and 2010, respectively. The money market funds have quoted prices that are generally equivalent to par.

Derivative Instruments and Hedging Activities	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Derivative Instruments and Hedging Activities [Abstract]
Derivative Instruments and Hedging Activities

10. Derivative Instruments and Hedging Activities

In the normal course of business, DPL enters into various financial instruments, including derivative financial instruments. We use derivatives principally to manage the risk of changes in market prices for commodities and interest rate risk associated with our long-term debt. The derivatives that we use to economically hedge these risks are governed by our risk management policies for forward and futures contracts. Our asset and liability derivative positions with the same counterparty are netted on the balance sheets if we have a master netting agreement with the counterparty. We also net any collateral posted or received against the corresponding derivative asset or liability position. Our net positions are continually assessed within our structured hedging programs to determine whether new or offsetting transactions are required. The objective of the hedging program is to mitigate financial risks while ensuring that we have adequate resources to meet our requirements. We monitor and value derivative positions monthly as part of our risk management processes. We use published sources for pricing, when possible, to mark positions to market. All of our derivative instruments are used for risk management purposes and are designated as cash flow hedges or marked to market each reporting period.

At June 30, 2012, DPL had the following outstanding derivative instruments:

Commodity	Accounting Treatment	Unit	Purchases (in thousands)	Sales (in thousands)	Net Purchases/ (Sales) (in thousands)
FTRs	Mark to Market	MWh	15.2	-	15.2
Heating Oil Futures	Mark to Market	Gallons	630.0	-	630.0
Forward Power Contracts	Cash Flow Hedge	MWh	876.0	(1,595.2)	(719.2)
Forward Power Contracts	Mark to Market	MWh	1,981.1	(4,003.1)	(2,022.0)
NYMEX-quality Coal Contracts*	Mark to Market	Tons	860.3	-	860.3
Interest Rate Swaps	Cash Flow Hedge	USD	$160,000.0	$-	$160,000.0

*Includes our partners' share for the jointly-owned plants that DP&L operates.

At December 31, 2011, DPL had the following outstanding derivative instruments:

Commodity	Accounting Treatment	Unit	Purchases (in thousands)	Sales (in thousands)	Net Purchases/ (Sales) (in thousands)
FTRs	Mark to Market	MWh	7.1	(0.7)	6.4
Heating Oil Futures	Mark to Market	Gallons	2,772.0	-	2,772.0
Forward Power Contracts	Cash Flow Hedge	MWh	886.2	(341.6)	544.6
Forward Power Contracts	Mark to Market	MWh	1,769.4	(1,739.5)	29.9
NYMEX-quality Coal Contracts*	Mark to Market	Tons	2,015.0	-	2,015.0
Interest Rate Swaps	Cash Flow Hedge	USD	$160,000.0	$-	$160,000.0

*Includes our partners' share for the jointly-owned plants that DP&L operates.

Cash Flow Hedges

As part of our risk management processes, we identify the relationships between hedging instruments and hedged items, as well as the risk management objective and strategy for undertaking various hedge transactions. The fair value of cash flow hedges as determined by observable market prices available as of the balance sheet dates and will continue to fluctuate with changes in market prices up to contract expiration. The effective portion of the hedging transaction is recognized in AOCI and transferred to earnings using specific identification of each contract when the forecasted hedged transaction takes place or when the forecasted hedged transaction is probable of not occurring. The ineffective portion of the cash flow hedge is recognized in earnings in the current period. All risk components were taken into account to determine the hedge effectiveness of the cash flow hedges.

We enter into forward power contracts to manage commodity price risk exposure related to our generation of electricity. We do not hedge all commodity price risk. We reclassify gains and losses on forward power contracts from AOCI into earnings in those periods in which the contracts settle.

We also enter into interest rate derivative contracts to manage interest rate exposure related to anticipated borrowings of fixed-rate debt. Our anticipated fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. We do not hedge all interest rate exposure. During 2011, interest rate hedging relationships with a notional amount of $200.0 million settled resulting in DPL making a cash payment of $48.1 million ($31.3 million net of tax). As part of the Merger discussed in Note 2, DPL entered into a $425.0 million unsecured term loan agreement with a syndicated bank group on August 24, 2011, in part, to pay the approximately $297.4 million principal amount of DPL's 6.875% debt that was due in September 2011. The remainder was drawn for other corporate purposes. This agreement is for a three year term expiring on August 24, 2014. As a result, some of the forecasted transactions originally being hedged are probable of not occurring and therefore approximately $5.1 million ($3.3 million net of tax) has been reclassified to earnings during the period January 1, 2011 through November 27, 2011. Because the interest rate swap had already cash settled as of the Merger date, this hedge had no future value and was not valued as a part of the purchase accounting (See Note 2 for more information). We reclassify gains and losses on interest rate derivative hedges related to debt financings from AOCI into earnings in those periods in which hedged interest payments occur.

The following table provides information for DPL concerning gains or losses recognized in AOCI for the cash flow hedges for the three months ended June 30, 2012 and 2011:

	June 30, 2012		June 30, 2011
	Successor		Predecessor
$ in millions (net of tax)	Power	Interest Rate Hedge	Power	Interest Rate Hedge

Beginning accumulated derivative gain / (loss) in AOCI	$(2.3)	$8.5	$(1.6)	$22.4

Net gains / (losses) associated with current period hedging transactions	(0.2)	(13.2)	(0.5)	(10.8)

Net gains reclassified to earnings
Interest expense	-	-	-	0.7
Revenues	-	-	0.3	-
Purchased power	0.1	-	0.3	-

Ending accumulated derivative gain / (loss) in AOCI	$(2.4)	$(4.7)	$(1.5)	$12.3

Net gains / (losses) associated with the ineffective portion of the hedging transaction
Interest expense	$-	$2.3	$-	$(1.3)
Revenues	$-	$-	$-	$-
Purchased power	$-	$-	$-	$-

Portion expected to be reclassified to earnings in the next twelve months*	$(1.1)	$-

Maximum length of time that we are hedging our exposure to variability in future cash flows related to forecasted transactions (in months)	30	14

*The actual amounts that we reclassify from AOCI to earnings related to power can differ from the estimate above due to market price changes.

The following table provides information for DPL concerning gains or losses recognized in AOCI for the cash flow hedges for the six months ended June 30, 2012 and 2011:

	June 30, 2012		June 30, 2011
	Successor		Predecessor
$ in millions (net of tax)	Power	Interest Rate Hedge	Power	Interest Rate Hedge

Beginning accumulated derivative gain / (loss) in AOCI	$0.3	$(0.8)	$(1.8)	$21.4

Net gains / (losses) associated with current period hedging transactions	(1.6)	(4.2)	(0.9)	(9.2)

Net gains reclassified to earnings
Interest expense	-	0.3	-	0.1
Revenues	(1.1)	-	0.5	-
Purchased power	-	-	0.7	-

Ending accumulated derivative gain / (loss) in AOCI	$(2.4)	$(4.7)	$(1.5)	$12.3

Net gains / (losses) associated with the ineffective portion of the hedging transaction
Interest expense	$-	$1.2	$-	$(1.3)
Revenues	$-	$-	$-	$-
Purchased power	$-	$-	$-	$-

Portion expected to be reclassified to earnings in the next twelve months*	$(1.1)	$-

Maximum length of time that we are hedging our exposure to variability in future cash flows related to forecasted transactions (in months)	30	14

*The actual amounts that we reclassify from AOCI to earnings related to power can differ from the estimate above due to market price changes.

The following tables show the fair value and balance sheet classification of DPL's derivative instruments designated as hedging instruments at June 30, 2012 and December 31, 2011:

Fair Values of Derivative Instruments Designated as Hedging Instruments at June 30, 2012 (Successor)
					$ in millions	Fair Value[1]	Netting [2]	Balance Sheet Location	Fair Value on Balance Sheet
Short-term Derivative Positions
Forward Power Contracts in an Asset Position	$1.8	$(1.5)	Other current assets	$0.3
Forward Power Contracts in a Liability Position	(2.9)	2.4	Other current liabilities	(0.5)
Total short-term cash flow hedges	(1.1)	0.9		(0.2)

Long-term Derivative Positions
Forward Power Contracts in a Asset Position	0.5	(0.5)	Other deferred assets	-
Forward Power Contracts in a Liability Position	(4.6)	3.1	Other deferred credits	(1.5)
Interest Rate Hedges in a Liability Position	(39.5)	-	Other deferred credits	(39.5)
Total long-term cash flow hedges	(43.6)	2.6		(41.0)

Total cash flow hedges	$(44.7)	$3.5		$(41.2)

[1] Includes credit valuation adjustment.

[2] Includes counterparty and collateral netting.

Fair Values of Derivative Instruments Designated as Hedging Instruments at December 31, 2011 (Successor)
					$ in millions	Fair Value[1]	Netting [2]	Balance Sheet Location	Fair Value on Balance Sheet
Short-term Derivative Positions
Forward Power Contracts in an Asset Position	$1.5	$(0.9)	Other current assets	$0.6
Forward Power Contracts in a Liability Position	(0.2)	-	Other current liabilities	(0.2)
Total short-term cash flow hedges	1.3	(0.9)		0.4

Long-term Derivative Positions
Forward Power Contracts in an Asset Position	0.1	(0.1)	Other deferred assets	-
Forward Power Contracts in a Liability Position	(2.6)	1.7	Other deferred credits	(0.9)
Interest Rate Hedges in a Liability Position	(32.5)	-	Other deferred credits	(32.5)
Total long-term cash flow hedges	(35.0)	1.6		(33.4)

Total cash flow hedges	$(33.7)	$0.7		$(33.0)

[1] Includes credit valuation adjustment.

[2] Includes counterparty and collateral netting.

Mark to Market Accounting

Certain derivative contracts are entered into on a regular basis as part of our risk management program but do not qualify for hedge accounting or the normal purchase and sales exceptions under FASC Topic 815. Accordingly, such contracts are recorded at fair value with changes in the fair value charged or credited to the Condensed Consolidated Statements of Results of Operations in the period in which the change occurred. This is commonly referred to as "MTM accounting." Contracts we enter into as part of our risk management program may be settled financially, by physical delivery or net settled with the counterparty. We currently mark to market Financial Transmission Rights (FTRs), heating oil futures, forward NYMEX-quality coal contracts and certain forward power contracts.

Certain qualifying derivative instruments have been designated as normal purchases or normal sales contracts, as provided under GAAP. Derivative contracts that have been designated as normal purchases or normal sales under GAAP are not subject to MTM accounting treatment and are recognized in the Condensed Consolidated Statements of Results of Operations on an accrual basis.

Regulatory Assets and Liabilities

In accordance with regulatory accounting under GAAP, a cost that is probable of recovery in future rates should be deferred as a regulatory asset and a gain that is probable of being returned to customers should be deferred as a regulatory liability. Portions of the derivative contracts that are marked to market each reporting period and are related to the retail portion of DP&L's load requirements are included as part of the fuel and purchased power recovery rider approved by the PUCO which began January 1, 2010. Therefore, the Ohio retail customers' portion of the heating oil futures and the NYMEX-quality coal contracts are deferred as a regulatory asset or liability until the contracts settle. If these unrealized gains and losses are no longer deemed to be probable of recovery through our rates, they will be reclassified into earnings in the period such determination is made.

The following tables show the amount and classification within the Condensed Consolidated Statements of Results of Operations or Condensed Consolidated Balance Sheets of the gains and losses on DPL's derivatives not designated as hedging instruments for the three and six months ended June 30, 2012 and 2011.

For the three months ended June 30, 2012 (Successor)
$ in millions	NYMEX Coal	Heating Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$5.7	$(1.3)	$(0.2)	$0.9	$5.1
Realized gain / (loss)	(9.5)	0.5	0.7	(2.1)	(10.4)
Total	$(3.8)	$(0.8)	$0.5	$(1.2)	$(5.3)

Recorded on Balance Sheet:
Partners' share of gain / (loss)	$2.3	$-	$-	$-	$2.3
Regulatory (asset) / liability	0.8	(0.6)	-	-	0.2

Recorded in Income Statement: gain / (loss)
Revenue	-	-	-	(2.7)	(2.7)
Purchased power	-	-	0.5	1.5	2.0
Fuel	(6.9)	(0.3)	-	-	(7.2)
O&M	-	0.1	-	-	0.1
Total	$(3.8)	$(0.8)	$0.5	$(1.2)	$(5.3)

For the three months ended June 30, 2011 (Predecessor)
$ in millions	NYMEX Coal	Heating Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$(10.2)	$(1.4)	$0.1	$(0.1)	$(11.6)
Realized gain / (loss)	1.4	0.6	0.2	(1.3)	0.9
Total	$(8.8)	$(0.8)	$0.3	$(1.4)	$(10.7)

Recorded on Balance Sheet:
Partners' share of gain / (loss)	$(5.0)	$-	$-	$-	$(5.0)
Regulatory (asset) / liability	(2.3)	(0.9)	-	-	(3.2)

Recorded in Income Statement: gain / (loss)
Revenue	-	-	-	(3.1)	(3.1)
Purchased power	-	-	0.3	1.7	2.0
Fuel	(1.5)	-	-	-	(1.5)
O&M	-	0.1	-	-	0.1
Total	$(8.8)	$(0.8)	$0.3	$(1.4)	$(10.7)

For the six months ended June 30, 2012 (Successor)
$ in millions	NYMEX Coal	Heating Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$(2.0)	$(1.5)	$(0.2)	$2.3	$(1.4)
Realized gain / (loss)	(14.5)	1.4	0.5	(4.4)	(17.0)
Total	$(16.5)	$(0.1)	$0.3	$(2.1)	$(18.4)

Recorded on Balance Sheet:
Partners' share of gain / (loss)	$(1.2)	$-	$-	$-	$(1.2)
Regulatory (asset) / liability	(0.3)	(0.6)	-	-	(0.9)

Recorded in Income Statement: gain / (loss)
Revenue	-	-	-	0.7	0.7
Purchased power	-	-	0.3	(2.8)	(2.5)
Fuel	(15.0)	0.3	-	-	(14.7)
O&M	-	0.2	-	-	0.2
Total	$(16.5)	$(0.1)	$0.3	$(2.1)	$(18.4)

For the six months ended June 30, 2011 (Predecessor)
$ in millions	NYMEX Coal	Heating Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$(13.8)	$1.6	$(0.1)	$0.5	$(11.8)
Realized gain / (loss)	3.8	0.9	(0.7)	(2.1)	1.9
Total	$(10.0)	$2.5	$(0.8)	$(1.6)	$(9.9)

Recorded on Balance Sheet:
Partners' share of gain / (loss)	$(7.4)	$-	$-	$-	$(7.4)
Regulatory (asset) / liability	(2.0)	0.6	-	-	(1.4)

Recorded in Income Statement: gain / (loss)
Revenue	-	-	-	(4.7)	(4.7)
Purchased power	-	-	(0.8)	3.1	2.3
Fuel	(0.6)	1.8	-	-	1.2
O&M	-	0.1	-	-	0.1
Total	$(10.0)	$2.5	$(0.8)	$(1.6)	$(9.9)

The following table shows the fair value and balance sheet classification of DPL's derivative instruments not designated as hedging instruments at June 30, 2012:

Fair Values of Derivative Instruments Not Designated as Hedging Instruments at June 30, 2012 (Successor)
					$ in millions	Fair Value[1]	Netting[2]	Balance Sheet Location	Fair Value on Balance Sheet
Short-term Derivative Positions
FTRs in a Liability position	$(0.1)	$-	Other current liabilities	$(0.1)
Forward Power Contracts in an Asset position	12.1	(1.2)	Other prepayments and current assets	10.9
Forward Power Contracts in a Liability position	(6.4)	5.0	Other current liabilities	(1.4)
NYMEX-quality Coal Forwards in a Liability position	(12.9)	7.8	Other prepayments and current assets	(5.1)
Heating Oil Futures in an Asset position	0.3	(0.3)	Other prepayments and current assets	-
Total short-term derivative MTM positions	(7.0)	11.3		4.3

Long-term Derivative Positions
Forward Power Contracts in an Asset position	3.9	(0.1)	Other deferred assets	3.8
Forward Power Contracts in a Liability position	(2.1)	1.0	Other deferred credits	(1.1)
NYMEX-quality Coal Forwards in a Liability position	(3.6)	3.6	Other deferred assets	-
Total long-term derivative MTM positions	(1.8)	4.5		2.7

Total MTM Position	$(8.8)	$15.8		$7.0

[1]Includes credit valuation adjustment.

[2]Includes counterparty and collateral netting.

The following table shows the fair value and balance sheet classification of DPL's derivative instruments not designated as hedging instruments at December 31, 2011:

Fair Values of Derivative Instruments Not Designated as Hedging Instruments at December 31, 2011 (Successor)
					$ in millions	Fair Value[1]	Netting[2]	Balance Sheet Location	Fair Value on Balance Sheet
Short-term Derivative Positions
FTRs in an Asset position	$0.1	$-	Other prepayments and current assets	$0.1
Forward Power Contracts in an Asset position	9.9	-	Other prepayments and current assets	9.9
Forward Power Contracts in a Liability position	(6.5)	2.6	Other current liabilities	(3.9)
NYMEX-quality Coal Forwards in a Liability position	(8.3)	4.6	Other current liabilities	(3.7)
Heating Oil Futures in an Asset position	1.8	(1.8)	Other prepayments and current assets	-
Total short-term derivative MTM positions	(3.0)	5.4		2.4

Long-term Derivative Positions
Forward Power Contracts in an Asset position	5.8	-	Other deferred assets	5.8
Forward Power Contracts in a Liability position	(4.0)	1.3	Other deferred credits	(2.7)
NYMEX-quality Coal Forwards in a Liability position	(6.2)	6.2	Other deferred credits	-
Total long-term derivative MTM positions	(4.4)	7.5		3.1

Total MTM Position	$(7.4)	$12.9		$5.5

[1]Includes credit valuation adjustment.

[2]Includes counterparty and collateral netting.

Certain of our OTC commodity derivative contracts are under master netting agreements that contain provisions that require our debt to maintain an investment grade credit rating from credit rating agencies. Even though our debt has fallen below investment grade, our counterparties to the derivative instruments have not requested immediate payment or demanded immediate and ongoing full overnight collateralization of the MTM loss.

The aggregate fair value of DPL's commodity derivative instruments that are in a MTM loss position at June 30, 2012 is $32.8 million. This amount is offset by $19.3 million of collateral posted directly with third parties and in a broker margin account which offsets our loss positions on the forward contracts. This liability position is further offset by the asset position of counterparties with master netting agreements of $3.7 million. If our counterparties were to call for collateral, we could have to post collateral for the remaining $9.8 million.

11. Derivative Instruments and Hedging Activities

In the normal course of business, DPL enters into various financial instruments, including derivative financial instruments. We use derivatives principally to manage the risk of changes in market prices for commodities and interest rate risk associated with our long-term debt. The derivatives that we use to economically hedge these risks are governed by our risk management policies for forward and futures contracts. Our asset and liability derivative positions with the same counterparty are netted on the balance sheet if we have a Master Netting Agreement with the counterparty. We also net any collateral posted or received against the corresponding derivative asset or liability position. Our net positions are continually assessed within our structured hedging programs to determine whether new or offsetting transactions are required. The objective of the hedging program is to mitigate financial risks while ensuring that we have adequate resources to meet our requirements. We monitor and value derivative positions monthly as part of our risk management processes. We use published sources for pricing, when possible, to mark positions to market. All of our derivative instruments are used for risk management purposes and are designated as cash flow hedges or marked to market each reporting period.

At December 31, 2011, DPL had the following outstanding derivative instruments:

Successor
					Net Purchases/
	Accounting		Purchases	Sales	(Sales)
Commodity	Treatment	Unit	(in thousands)	(in thousands)	(in thousands)
FTRs	Mark to Market	MWh	7.1	(0.7)	6.4
Heating Oil Futures	Mark to Market	Gallons	2,772.0	-	2,772.0
Forward Power Contracts	Cash Flow Hedge	MWh	886.2	(341.6)	544.6
Forward Power Contracts	Mark to Market	MWh	1,769.4	(1,739.5)	29.9
NYMEX-quality Coal Contracts*	Mark to Market	Tons	2,015.0	-	2,015.0
Interest Rate Swaps	Cash Flow Hedge	USD	160,000.0	-	160,000.0
*Includes our partners' share for the jointly-owned plants that DP&L operates.

At December 31, 2010, DPL had the following outstanding derivative instruments:

Predecessor
					Net Purchases/
	Accounting		Purchases	Sales	(Sales)
Commodity	Treatment	Unit	(in thousands)	(in thousands)	(in thousands)
FTRs	Mark to Market	MWh	9.0	-	9.0
Heating Oil Futures	Mark to Market	Gallons	6,216.0	-	6,216.0
Forward Power Contracts	Cash Flow Hedge	MWh	580.8	(572.9)	7.9
Forward Power Contracts	Mark to Market	MWh	195.6	(108.5)	87.1
NYMEX-quality Coal Contracts*	Mark to Market	Tons	4,006.8	-	4,006.8
Interest Rate Swaps	Cash Flow Hedge	USD	360,000.0	-	360,000.0
*Includes our partners' share for the jointly-owned plants that DP&L operates.

Cash Flow Hedges

As part of our risk management processes, we identify the relationships between hedging instruments and hedged items, as well as the risk management objective and strategy for undertaking various hedge transactions. The fair value of cash flow hedges as determined by current public market prices will continue to fluctuate with changes in market prices up to contract expiration. The effective portion of the hedging transaction is recognized in AOCI and transferred to earnings using specific identification of each contract when the forecasted hedged transaction takes place or when the forecasted hedged transaction is probable of not occurring. The ineffective portion of the cash flow hedge is recognized in earnings in the current period. All risk components were taken into account to determine the hedge effectiveness of the cash flow hedges.

We enter into forward power contracts to manage commodity price risk exposure related to our generation of electricity and our sale of retail power to third parties through our subsidiary DPLER. We do not hedge all commodity price risk. We reclassify gains and losses on forward power contracts from AOCI into earnings in those periods in which the contracts settle.

We also enter into interest rate derivative contracts to manage interest rate exposure related to anticipated borrowings of fixed-rate debt. Our anticipated fixed-rate debt offerings have a high probability of occurrence as the proceeds will be used to fund existing debt maturities and projected capital expenditures. We do not hedge all interest rate exposure. During 2011, interest rate hedging relationships with a notional amount of $200.0 million settled resulting in DPL making a cash payment of $48.1 million ($31.3 million net of tax). As part of the Merger discussed in Note 2, DPL entered into a $425.0 million unsecured term loan agreement with a syndicated bank group on August 24, 2011, in part, to pay the approximately $297.4 million principal amount of DPL's 6.875% debt that was due in September 2011. The remainder was drawn for other corporate purposes. This agreement is for a three year term expiring on August 24, 2014. See Note 7 for further information. As a result, some of the forecasted transactions originally being hedged are probable of not occurring and therefore approximately $5.1 million ($3.3 million net of tax) has been reclassified to earnings during the period January 1, 2011 through November 27, 2011. Because the interest rate swap had already cash settled as of the Merger date, this hedge had no future value and was not valued as a part of the purchase accounting (See Note 2 for more information). We reclassify gains and losses on interest rate derivative hedges related to debt financings from AOCI into earnings in those periods in which hedged interest payments occur.

The following table provides information for DPL concerning gains or losses recognized in AOCI for the cash flow hedges:

	Successor		Predecessor
					Years ended December 31,
	November 28, 2011		January 1, 2011
	through		through
	December 31, 2011		November 27, 2011		2010		2009
		Interest		Interest		Interest		Interest
$ in millions (net of tax)	Power	Rate Hedge	Power	Rate Hedge	Power	Rate Hedge	Power	Rate Hedge

Beginning accumulated
derivative gain / (loss) in AOCI*	$-	$-	$(1.8)	$21.4	$(1.4)	$14.7	$(0.2)	$17.2

Net gains / (losses) associated with
current period hedging transactions	0.1	(0.6)	(1.2)	(57.0)	3.1	9.2	2.2	-

Net (gains) / losses reclassified to earnings
Interest Expense	-	(0.2)	-	(2.3)	-	(2.5)	-	(2.5)
Revenues	0.1	-	1.1	-	(3.5)	-	(4.0)	-
Purchased Power	0.1	-	0.9	-	-	-	0.6	-

Ending accumulated
derivative gain / (loss) in AOCI*	$0.3	$(0.8)	$(1.0)	$(37.9)	$(1.8)	$21.4	$(1.4)	$14.7

Net gains / (losses) associated with the
ineffective portion of the hedging transaction:
Interest expense	-	(0.4)	-	5.1	-	-	-	-
Revenues	-	-	-	-	-	-	-	-

Portion expected to be reclassified to
earnings in the next twelve months**	0.1	-

Maximum length of time that we are
hedging our exposure to variability in
future cash flows related to forecasted
transactions (in months)	36.0	21.0

* Approximately $38.9 million of unrealized losses previously deferred into AOCI were removed as a result of purchase accounting. See Note 2 of Notes to Consolidated Financial Statements for further details of the preliminary purchase price allocation.

** The actual amounts that we reclassify from AOCI to earnings related to power can differ from the estimate above due to market price changes.

The following table shows the fair value and balance sheet classification of DPL's derivative instruments designated as hedging instruments at December 31, 2011 and 2010.

Fair Values of Derivative Instruments Designated as Hedging Instruments
at December 31, 2011 (Successor)
				Fair Value on
$ in millions	Fair Value[1]	Netting [2]	Balance Sheet Location	Balance Sheet
Short-term Derivative Positions
Forward Power Contracts in an Asset Position	$1.5	$(0.9)	Other current assets	$0.6
Forward Power Contracts in a Liability Position	(0.2)	-	Other current liabilities	(0.2)
Total short-term cash flow hedges	1.3	(0.9)		0.4

Long-term Derivative Positions
Forward Power Contracts in an Asset Position	0.1	(0.1)	Other deferred assets	-
Forward Power Contracts in a Liability Position	(2.6)	1.7	Other deferred credits	(0.9)
Interest Rate Hedges in a Liability Position	(32.5)	-	Other deferred credits	(32.5)
Total long-term cash flow hedges	(35.0)	1.6		(33.4)

Total cash flow hedges	$(33.7)	$0.7		$(33.0)

[1] Includes credit valuation adjustment.
[2] Includes counterparty and collateral netting.

Fair Values of Derivative Instruments Designated as Hedging Instruments
at December 31, 2010 (Predecessor)
				Fair Value on
$ in millions	Fair Value[1]	Netting [2]	Balance Sheet Location	Balance Sheet
Short-term Derivative Positions
Forward Power Contracts in a Liability Position	$(2.8)	$1.0	Other current liabilities	$(1.8)
Interest Rate Hedges in a Liability Position	(6.6)	-	Other current liabilities	(6.6)
Total short-term cash flow hedges	(9.4)	1.0		(8.4)

Long-term Derivative Positions
Forward Power Contracts in an Asset Position	0.2	(0.2)	Other deferred assets	-
Forward Power Contracts in a Liability Position	(0.2)	0.1	Other deferred credits	(0.1)
Interest Rate Hedges in an Asset Position	20.7	-	Other deferred assets	20.7
Total long-term cash flow hedges	20.7	(0.1)		20.6

Total cash flow hedges	$11.3	$0.9		$12.2

[1] Includes credit valuation adjustment.
[2] Includes counterparty and collateral netting.

Mark to Market Accounting

Certain derivative contracts are entered into on a regular basis as part of our risk management program but do not qualify for hedge accounting or the normal purchases and sales exceptions under FASC 815. Accordingly, such contracts are recorded at fair value with changes in the fair value charged or credited to the consolidated statements of results of operations in the period in which the change occurred. This is commonly referred to as "MTM accounting." Contracts we enter into as part of our risk management program may be settled financially, by physical delivery or net settled with the counterparty. We mark to market FTRs, heating oil futures, forward NYMEX-quality coal contracts and certain forward power contracts.

Certain qualifying derivative instruments have been designated as normal purchases or normal sales contracts, as provided under GAAP. Derivative contracts that have been designated as normal purchases or normal sales under GAAP are not subject to MTM accounting treatment and are recognized in the consolidated statements of results of operations on an accrual basis.

Regulatory Assets and Liabilities

In accordance with regulatory accounting under GAAP, a cost that is probable of recovery in future rates should be deferred as a regulatory asset and a gain that is probable of being returned to customers should be deferred as a regulatory liability. Portions of the derivative contracts that are marked to market each reporting period and are related to the retail portion of DP&L's load requirements are included as part of the fuel and purchased power recovery rider approved by the PUCO which began January 1, 2010. Therefore, the Ohio retail customers' portion of the heating oil futures and the NYMEX-quality coal contracts are deferred as a regulatory asset or liability until the contracts settle. If these unrealized gains and losses are no longer deemed to be probable of recovery through our rates, they will be reclassified into earnings in the period such determination is made.

The following tables show the amount and classification within the consolidated statements of results of operations or balance sheets of the gains and losses on DPL's derivatives not designated as hedging instruments for the periods November 28, 2011 through December 31, 2011, January 1, 2011 through November 27, 2011, and the years ended December 31, 2010 and 2009.

November 28, 2011 through December 31, 2011 (Successor)
	NYMEX	Heating
$ in millions	Coal	Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$(1.4)	$(0.5)	$-	$(0.8)	$(2.7)
Realized gain / (loss)	(1.2)	0.1	0.1	(0.9)	(1.9)
Total	$(2.6)	$(0.4)	$0.1	$(1.7)	$(4.6)
Recorded on Balance Sheet:
Partners' share of gain / (loss)	$(0.3)	$-	$-	$-	$(0.3)
Regulatory (asset) / liability	(0.1)	(0.1)	-	-	(0.2)

Recorded in Income Statement: gain / (loss)
Revenue	-	-	-	0.6	0.6
Purchased power	-	-	0.1	(2.3)	(2.2)
Fuel	(2.2)	(0.3)	-	-	(2.5)
O&M	-	-	-	-	-
Total	$(2.6)	$(0.4)	$0.1	$(1.7)	$(4.6)

January 1, 2011 through November 27, 2011 (Predecessor)
	NYMEX	Heating
$ in millions	Coal	Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$(50.7)	$0.6	$(0.2)	$0.8	$(49.5)
Realized gain / (loss)	8.7	2.2	(0.6)	(2.7)	7.6
Total	$(42.0)	$2.8	$(0.8)	$(1.9)	$(41.9)
Recorded on Balance Sheet:
Partners' share of gain / (loss)	$(25.9)	$-	$-	$-	$(25.9)
Regulatory (asset) / liability	(7.0)	0.1	-	-	(6.9)

Recorded in Income Statement: gain / (loss)
Revenue	-	-	-	(3.8)	(3.8)
Purchased power	-	-	(0.8)	1.9	1.1
Fuel	(9.1)	2.5	-	-	(6.6)
O&M	-	0.2	-	-	0.2
Total	$(42.0)	$2.8	$(0.8)	$(1.9)	$(41.9)

For the Year Ended December 31, 2010 (Predecessor)
	NYMEX	Heating
$ in millions	Coal	Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$33.5	$2.8	$(0.6)	$0.1	$35.8
Realized gain / (loss)	3.2	(1.6)	(1.5)	(0.1)	-
Total	$36.7	$1.2	$(2.1)	$-	$35.8
Recorded on Balance Sheet:
Partners' share of gain / (loss)	$20.1	$-	$-	$-	$20.1
Regulatory (asset) / liability	4.6	1.1	-	-	5.7

Recorded in Income Statement: gain / (loss)
Purchased power	-	-	(2.1)	-	(2.1)
Fuel	12.0	0.1	-	-	12.1
O&M	-	-	-	-	-
Total	$36.7	$1.2	$(2.1)	$-	$35.8

For the Year Ended December 31, 2009 (Predecessor)
	NYMEX	Heating
$ in millions	Coal	Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$4.1	$5.1	$0.8	$(0.2)	$9.8
Realized gain / (loss)	1.1	(3.1)	(0.4)	-	(2.4)
Total	$5.2	$2.0	$0.4	$(0.2)	$7.4
Recorded on Balance Sheet:
Partners' share of gain / (loss)	$1.8	$-	$-	$-	$1.8
Regulatory (asset) / liability	1.5	(0.5)	-	-	1.0

Recorded in Income Statement: gain / (loss)
Purchased power	-	-	0.4	(0.2)	0.2
Fuel	1.9	2.3	-	-	4.2
O&M	-	0.2	-	-	0.2
Total	$5.2	$2.0	$0.4	$(0.2)	$7.4

The following tables show the fair value and balance sheet classification of DPL's derivative instruments not designated as hedging instruments at December 31, 2011 and 2010.

Fair Values of Derivative Instruments Not Designated as Hedging Instruments
at December 31, 2011 (Successor)
				Fair Value on
$ in millions	Fair Value[1]	Netting[2]	Balance Sheet Location	Balance Sheet
Short-term Derivative Positions
FTRs in an Asset position	$0.1	$-	Other prepayments and current assets	$0.1
Forward Power Contracts in an Asset position	9.9	-	Other prepayments and current assets	9.9
Forward Power Contracts in a Liability position	(6.5)	2.6	Other current liabilities	(3.9)
NYMEX-Quality Coal Forwards in a Liability position	(8.3)	4.6	Other current liabilities	(3.7)
Heating Oil Futures in an Asset position	1.8	(1.8)	Other prepayments and current assets	-
Total short-term derivative MTM positions	(3.0)	5.4		2.4

Long-term Derivative Positions
Forward Power Contracts in an Asset position	5.8	-	Other deferred assets	5.8
Forward Power Contracts in a Liability position	(4.0)	1.3	Other deferred credits	(2.7)
NYMEX-Quality Coal Forwards in a Liability position	(6.2)	6.2	Other deferred credits	-
Total long-term derivative MTM positions	(4.4)	7.5		3.1

Total MTM Position	$(7.4)	$12.9		$5.5

[1] Includes credit valuation adjustment.
[2] Includes counterparty and collateral netting.

Fair Values of Derivative Instruments Not Designated as Hedging Instruments
at December 31, 2010 (Predecessor)

				Fair Value on
$ in millions	Fair Value[1]	Netting[2]	Balance Sheet Location	Balance Sheet
Short-term Derivative Positions
FTRs in an Asset position	$0.3	$-	Other prepayments and current assets $	0.3
Forward Power Contracts in a Liability position	(0.1)	-	Other current liabilities	(0.1)
NYMEX-Quality Coal Forwards in an Asset position	14.0	(7.4)	Other prepayments and current assets	6.6
Heating Oil Futures in an Asset position	0.5	(0.5)	Other prepayments and current assets	-
Total short-term derivative MTM positions	14.7	(7.9)		6.8

Long-term Derivative Positions
NYMEX-Quality Coal Forwards in an Asset position	23.5	(14.5)	Other deferred assets	9.0
Heating Oil Futures in an Asset position	1.1	(1.1)	Other deferred assets	-
Total long-term derivative MTM positions	24.6	(15.6)		9.0

Total MTM Position	$39.3	$(23.5)		$15.8

[1] Includes credit valuation adjustment.
[2] Includes counterparty and collateral netting.

Certain of our OTC commodity derivative contracts are under master netting agreements that contain provisions that require our debt to maintain an investment grade credit rating from credit rating agencies. Even though our debt has fallen below investment grade, our counterparties to the derivative instruments have not requested immediate payment or demanded immediate and ongoing full overnight collateralization of the MTM loss.

The aggregate fair value of DPL's derivative instruments that are in a MTM loss position at December 31, 2011 is $28.0 million. This amount is offset by $16.3 million of collateral posted directly with third parties and in a broker margin account which offsets our loss positions on the forward contracts. This liability position is further offset by the asset position of counterparties with master netting agreements of $4.0 million. If our debt is below investment grade, we could have to post collateral for the remaining $7.7 million.

Common Shareholders' Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Common Shareholders' Equity [Abstract]
Common Shareholders' Equity

11. Common Shareholder's Equity

Effective on the Merger date, DPL adopted Amended Articles of Incorporation providing for 1,500 authorized common shares, of which one share is outstanding at June 30, 2012.

On October 28, 2009, the DPL Board of Directors approved a Stock Repurchase Program that permitted DPL to use proceeds from the exercise of DPL warrants by warrant holders to repurchase other outstanding DPL warrants or its common stock from time to time in the open market, through private transactions or otherwise. This 2009 Stock Repurchase Program was scheduled to run through June 30, 2012, but was suspended in connection with the Merger with The AES Corporation, discussed in Note 2. In June 2011, 0.7 million warrants were exercised with proceeds of $14.7 million. Since the Stock Repurchase Program was suspended, the proceeds from the June 2011 exercise of warrants were not used to repurchase stock.

As a result of the Merger involving DPL and AES, the outstanding shares of DPL common stock were converted into the right to receive merger consideration of $30.00 per share. When the remaining warrants were exercised in March 2012, DPL paid the warrant holders an amount equal to $9.00 per warrant, which is the difference between the merger consideration of $30.00 per share of DPL common stock and the exercise price of $21.00 per share. This amount was recorded as a $9.0 million liability at the Merger date. At December 31, 2011, DPL had 1.0 million outstanding warrants which were exercised in March 2012. At June 30, 2012, there are no remaining warrants outstanding.

ESOP

In October 1992, our Board of Directors approved the formation of a Company-sponsored ESOP to fund matching contributions to DP&L's 401(k) retirement savings plan and certain other payments to eligible full-time employees. ESOP shares used to fund matching contributions to DP&L's 401(k) vested after two, three or five years of service in accordance with the match formula effective for the respective plan match year; other compensation shares awarded vested immediately.

During December 2011, the ESOP Plan was terminated and participant balances were transferred to one of the two DP&L sponsored defined contribution 401(k) plans. On December 5, 2011, the ESOP Trust paid the total outstanding principal and interest of $68.2 million on the loan with DPL, using the merger proceeds from DPL common stock held within the ESOP suspense account.

14. Common Shareholders' Equity

Effective on the Merger date, DPL adopted Amended Articles of Incorporation providing for 1,500 authorized common shares, of which one share is outstanding at December 31, 2011.

On October 27, 2010, the DPL Board of Directors approved a new Stock Repurchase Program that permitted DPL to repurchase up to $200 million of its common stock from time to time in the open market, through private transactions or otherwise. This 2010 Stock Repurchase Program was scheduled to run through December 31, 2013, but was suspended in connection with the Merger with The AES Corporation, discussed further in Note 2.

On October 28, 2009, the DPL Board of Directors approved a Stock Repurchase Program that permitted DPL to use proceeds from the exercise of DPL warrants by warrant holders to repurchase other outstanding DPL warrants or its common stock from time to time in the open market, through private transactions or otherwise. This 2009 Stock Repurchase Program was scheduled to run through June 30, 2012, but was suspended in connection with the Merger with The AES Corporation, discussed further in Note 2. In June 2011, 0.7 million warrants were exercised with proceeds of $14.7 million. Since the Stock Repurchase Program was suspended, the proceeds from the June 2011 exercise of warrants were not used to repurchase stock.

As a result of the Merger involving DPL and AES, the outstanding shares of DPL common stock were converted into the right to receive merger consideration of $30.00 per share. When the remaining warrants were exercised in March 2012, DPL paid the warrant holders an amount equal to $9.00 per warrant, which is the difference between the merger consideration of $30.00 per share of DPL common stock and the exercise price of $21.00 per share. This amount was recorded as a $9 million liability at the Merger date. At December 31, 2011, DPL had 1.0 million outstanding warrants which were exercised in March 2012.

Rights Agreement

DPL's Rights Agreement, dated as of September 25, 2001, with Computershare Trust Company, N.A. (the "Rights Agreement") expired in December 2011. The Rights Agreement attached one right to each common share outstanding at the close of business on December 31, 2001. The rights were separate from the common shares and had been exercisable at the exercise price of $130 per right in the event of certain attempted business combinations.

The Rights Agreement was amended as of April 19, 2011, to provide that neither the execution of the Merger Agreement nor the consummation of the transactions contemplated by the Merger Agreement would trigger the provisions of the Rights Agreement.

ESOP

During October 1992, our Board of Directors approved the formation of a Company-sponsored ESOP to fund matching contributions to DP&L's 401(k) retirement savings plan and certain other payments to eligible full-time employees. ESOP shares used to fund matching contributions to DP&L's 401(k) vested after either two or three years of service in accordance with the match formula effective for the respective plan match year; other compensation shares awarded vested immediately. In 1992, the Plan entered into a $90 million loan agreement with DPL in order to purchase shares of DPL common stock in the open market. The leveraged ESOP was funded by an exempt loan, which was secured by the ESOP shares. As debt service payments were made on the loan, shares were released on a pro rata basis. The term loan agreement provided for principal and interest on the loan to be paid prior to October 9, 2007, with the right to extend the loan for an additional ten years. In 2007, the maturity date was extended to October 7, 2017. Effective January 1, 2009, the interest on the loan was amended to a fixed rate of 2.06%, payable annually. Dividends received by the ESOP were used to repay the principal and interest on the ESOP loan to DPL. Dividends on the allocated shares were charged to retained earnings and the share value of these dividends was allocated to participants.

During December 2011, the ESOP Plan was terminated and participant balances were transferred to one of the two DP&L sponsored defined contribution 401(k) plans. On December 5, 2011, the ESOP Trust paid the total outstanding principal and interest of $68 million on the loan with DPL, using the merger proceeds from DPL common stock held within the ESOP suspense account.

Compensation expense recorded, based on the fair value of the shares committed to be released, amounted to zero from November 28, 2011 through December 31, 2011 (successor), $4.8 million from January 1, 2011 through November 27, 2011 (predecessor), $6.7 million in 2010 and $4.0 million in 2009.

For purposes of EPS computations and in accordance with GAAP, we treated ESOP shares as outstanding if they were allocated to participants, released or had been committed to be released. ESOP cumulative shares outstanding for the calculation of EPS were 4.6 million in 2010 and 4.2 million in 2009.

Earnings Per Share	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
EPS [Abstract]
EPS

12. Earnings per Share

Basic EPS is based on the weighted-average number of DPL common shares outstanding during the year. Diluted EPS is based on the weighted-average number of DPL common and common-equivalent shares outstanding during the year, except in periods where the inclusion of such common-equivalent shares is anti-dilutive. Excluded from outstanding shares for these weighted-average computations were shares held by DP&L's Master Trust Plan for deferred compensation and unreleased shares held by DPL's ESOP.

The common-equivalent shares excluded from the calculation of diluted EPS, because they were anti-dilutive, were not material for the three and six months ended June 30, 2011. Effective with the Merger with AES, DPL is wholly owned by AES and earnings per share information is no longer required.

The following illustrates the reconciliation of the numerators and denominators of the basic and diluted EPS computations:

	Successor			Predecessor
	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
$ and shares in millions except per share amounts	Income	Shares	Per Share	Income	Shares	Per Share
Basic EPS	N/A	N/A	N/A	$31.7	114.2	$0.28

Effect of Dilutive
Securities:
Warrants		N/A			0.5

Stock options, performance and restricted shares		N/A			0.2

Diluted EPS	N/A	N/A	N/A	$31.7	114.9	$0.28

	Successor			Predecessor
	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
$ and shares in millions except per share amounts	Income	Shares	Per Share	Income	Shares	Per Share
Basic EPS	N/A	N/A	N/A	$75.2	114.1	$0.66

Effect of Dilutive
Securities:
Warrants		N/A			0.4

Stock options, performance and restricted shares		N/A			0.2

Diluted EPS	N/A	N/A	N/A	$75.2	114.7	$0.66

16. EPS

Basic EPS is based on the weighted-average number of DPL common shares outstanding during the year. Diluted EPS is based on the weighted-average number of DPL common and common-equivalent shares outstanding during the year, except in periods where the inclusion of such common-equivalent shares is anti-dilutive. Excluded from outstanding shares for these weighted-average computations are shares held by DP&L's Master Trust Plan for deferred compensation and unreleased shares held by DPL's ESOP.

The common-equivalent shares excluded from the calculation of diluted EPS, because they were anti-dilutive, were not material for the period January 1, 2011, through November 27, 2011 and the years ended December 31, 2010 and 2009. Effective with the Merger with AES, DPL is wholly-owned by AES and earnings per share information is no longer required.

The following illustrates the reconciliation of the numerators and denominators of the basic and diluted EPS computations:

$ and shares in millions except	January 1, 2011 through				For the years ended December 31,
per share amounts	November 27, 2011			2010			2009
			Per			Per			Per
	Income	Shares	Share	Income	Shares	Share	Income	Shares	Share
Basic EPS	$150.5	114.5	$1.31	$290.3	115.6	$2.51	$229.1	112.9	$2.03

Effect of Dilutive
Securities:
Warrants		0.4			0.3			1.1
Stock options, performance and
restricted shares		0.2			0.2			0.2

Diluted EPS	$150.5	115.1	$1.31	$290.3	116.1	$2.50	$229.1	114.2	$2.01

Contractual Obligations, Commercial Commitments And Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Contractual Obligations, Commercial Commitments And Contingencies [Abstract]
Contractual Obligations, Commercial Commitments And Contingencies

13. Contractual Obligations, Commercial Commitments and Contingencies

DPL Inc. – Guarantees

In the normal course of business, DPL enters into various agreements with its wholly owned subsidiaries, DPLE and DPLER and its wholly owned subsidiary, MC Squared, providing financial or performance assurance to third parties. These agreements are entered into primarily to support or enhance the creditworthiness otherwise attributed to these subsidiaries on a stand-alone basis, thereby facilitating the extension of sufficient credit to accomplish these subsidiaries' intended commercial purposes.

At June 30, 2012, DPL had $26.4 million of guarantees to third parties for future financial or performance assurance under such agreements, including $26.1 million of guarantees, on behalf of DPLE and DPLER and $0.3 million of guarantees on behalf of MC Squared. The guarantee arrangements entered into by DPL with these third parties cover select present and future obligations of DPLE, DPLER and MC Squared to such beneficiaries and are terminable by DPL upon written notice within a certain time to the beneficiaries. The carrying amount of obligations for commercial transactions covered by these guarantees and recorded in our Condensed Consolidated Balance Sheets was $1.0 million at June 30, 2012.

To date, DPL has not incurred any losses related to the guarantees of DPLE's, DPLER's and MC Squared's obligations and we believe it is remote that DPL would be required to perform or incur any losses in the future associated with any of the above guarantees of DPLE's, DPLER's and MC Squared's obligations.

Equity Ownership Interest

DP&L owns a 4.9% equity ownership interest in an electric generation company which is recorded using the cost method of accounting under GAAP. As of June 30, 2012, DP&L could be responsible for the repayment of 4.9%, or $69.2 million, of a $1,411.4 million debt obligation that features maturities from 2013 to 2040. This would only happen if this electric generation company defaulted on its debt payments. As of June 30, 2012, we have no knowledge of such a default.

Commercial Commitments and Contractual Obligations

There have been no material changes, outside the ordinary course of business, to our commercial commitments and to the information disclosed in the contractual obligations table in our Form 10-K for the fiscal year ended December 31, 2011.

Contingencies

In the normal course of business, we are subject to various lawsuits, actions, proceedings, claims and other matters asserted under laws and regulations. We believe the amounts provided in our Condensed Consolidated Financial Statements, as prescribed by GAAP, are adequate in light of the probable and estimable contingencies. However, there can be no assurances that the actual amounts required to satisfy alleged liabilities from various legal proceedings, claims, tax examinations and other matters discussed below, and to comply with applicable laws and regulations, will not exceed the amounts reflected in our Condensed Consolidated Financial Statements. As such, costs, if any, that may be incurred in excess of those amounts provided as of June 30, 2012, cannot be reasonably determined.

Environmental Matters

DPL, DP&L and our subsidiaries' facilities and operations are subject to a wide range of federal, state and local environmental regulations and laws. As well as imposing continuing compliance obligations, these laws and regulations authorize the imposition of substantial penalties for noncompliance, including fines, injunctive relief and other sanctions. In the normal course of business, we have investigatory and remedial activities underway at these facilities to comply, or to determine compliance, with such regulations. We record liabilities for losses that are probable of occurring and can be reasonably estimated in accordance with the provisions of GAAP. We have estimated liabilities of approximately $4.3 million for environmental matters. We evaluate the potential liability related to probable losses quarterly and may revise our estimates. Such revisions in the estimates of the potential liabilities could have a material adverse effect on our results of operations, financial condition or cash flows.

We have several pending environmental matters associated with our power plants. Some of these matters could have material adverse impacts on our business and on the operation of the power plants; especially the plants that do not have SCR and FGD equipment installed to further control certain emissions. Currently, Hutchings and Beckjord are our only coal-fired power plants that do not have this equipment installed. DP&L owns 100% of the Hutchings station and a 50% interest in Beckjord Unit 6.

On July 15, 2011, Duke Energy, a co-owner at the Beckjord Unit 6 facility, filed their Long-term Forecast Report with the PUCO. The plan indicated that Duke Energy plans to cease production at the Beckjord Station, including our jointly owned Unit 6, in December 2014. This was followed by a notification by Duke Energy to PJM, dated February 1, 2012, of a planned April 1, 2015 deactivation of this unit. Beckjord Unit 6 was valued at zero at the Merger date.

We are considering options for the Hutchings station, but have not yet made a final decision. DP&L has informed PJM that Hutchings Unit 4 has incurred damage to a rotor and will be deactivated and unavailable for service until at least June 1, 2014, if ever. In addition, DP&L has notified PJM that Hutchings Units 1 and 2 will be deactivated by June 1, 2015.

DPL revalued DP&L's investment in the above plants at the estimated fair value for each plant at the Merger date.

Environmental Matters Related to Air Quality

Clean Air Act Compliance

In 1990, the federal government amended the CAA to further regulate air pollution. Under the CAA, the USEPA sets limits on, among other things, how much of certain designated pollutants can be in the ambient air anywhere in the United States. The CAA allows individual states to have stronger pollution controls than those set under the CAA, but states are not allowed to have weaker pollution controls than those set for the whole country. The CAA has a material effect on our operations and such effects are detailed below with respect to certain programs under the CAA.

Cross-State Air Pollution Rule

The Clean Air Interstate Rule (CAIR) final rules were published on May 12, 2005. CAIR created an interstate trading program for annual NOx emission allowances and made modifications to an existing trading program for SO2. Litigation brought by entities not including DP&L resulted in a decision by the U.S. Court of Appeals for the Disctrict of Columbia on July 11, 2008 to vacate CAIR and its associated Federal Implementation Plan. On December 23, 2008, the U.S. Court of Appeals issued an order on reconsideration that permits CAIR to remain in effect until the USEPA issues new regulations that would conform to the CAA requirements and the Court's July 2008 decision.

In an attempt to conform to the Court's decision, on July 6, 2010, the USEPA proposed the Clean Air Transport Rule (CATR). These rules were finalized as the Cross-State Air Pollution Rule (CSAPR) on July 6, 2011, but subsequent litigation has resulted in their implementation being delayed indefinitely.  CSAPR creates four separate trading programs: two SO2 areas (Group 1 and Group 2); and two NOx reduction requirements (annual and ozone season). Group 1 states (16 states including Ohio) would have had to meet a 2012 cap and additional reductions in 2014. Group 2 states (7 states) will only have had to meet the 2012 cap. We do not believe the rule will have a material effect on our operations in 2012.  The Ohio EPA has a State Implementation Plan (SIP) that incorporates the CAIR program requirements, which remain in effect pending judicial review of CSAPR. If CSAPR becomes effective, it is expected to institute a Federal Implementation Plan (FIP) in lieu of state SIPs and allow for the states to develop SIPs for approval as early as 2013. DP&L is unable to estimate the impact of any new requirements; however, CSAPR could have a material effect on our operations.

Mercury and Other Hazardous Air Pollutants

On May 3, 2011, the USEPA published proposed Maximum Achievable Control Technology (MACT) standards for coal- and oil-fired electric generating units. The standards include new requirements for emissions of mercury and a number of other heavy metals. The USEPA Administrator signed the final rule, now called MATS (Mercury and Air Toxics Standards), on December 16, 2011, and the rule was published in the Federal Register on February 16, 2012. Affected electric generating units (EGUs) will have to come into compliance with the new requirements by April 16, 2015, but may be granted an additional year contingent on Ohio EPA approval. DP&L is evaluating the costs that may be incurred to comply with the new requirement; however, MATS could have a material adverse effect on our operations and result in material compliance costs.

On April 29, 2010, the USEPA issued a proposed rule that would reduce emissions of toxic air pollutants from new and existing industrial, commercial and institutional boilers, and process heaters at major and area source facilities. The final rule was published in the Federal Register on March 21, 2011. This regulation affects seven auxiliary boilers used for start-up purposes at DP&L's generation facilities. The regulations contain emissions limitations, operating limitations and other requirements. In December 2011, the USEPA proposed additional changes to this rule and solicited comments. Compliance costs are not expected to be material to DP&L's operations.

On May 3, 2010, the USEPA finalized the "National Emissions Standards for Hazardous Air Pollutants" for compression ignition (CI) reciprocating internal combustion engines (RICE). The units affected at DP&L are 18 diesel electric generating engines and eight emergency "black start" engines. The existing CI RICE units must comply by May 3, 2013. The regulations contain emissions limitations, operating limitations and other requirements. Compliance costs for DP&L's operations are not expected to be material.

Carbon and Other Greenhouse Gas Emissions

In response to a U.S. Supreme Court decision that the USEPA has the authority to regulate CO2 emissions from motor vehicles, the USEPA made a finding that CO2 and certain other GHGs are pollutants under the CAA. Subsequently, under the CAA, USEPA determined that CO2 and other GHGs from motor vehicles threaten the health and welfare of future generations by contributing to climate change. This finding became effective in January 2010. On June 26, 2012 D.C. Circuit Court upheld this finding and other GHG regulations following challenges from industry and state opponents. On April 1, 2010, USEPA signed the "Light-Duty Vehicle Greenhouse Gas Emission Standards and Corporate Average Fuel Economy Standards" rule. Under USEPA's view, this is the final action that renders CO2 and other GHGs "regulated air pollutants" under the CAA.

Under USEPA regulations finalized in May 2010 (referred to as the "Tailoring Rule"), the USEPA began regulating GHG emissions from certain stationary sources in January 2011. The Tailoring Rule sets forth criteria for determining which facilities are required to obtain permits for their GHG emissions pursuant to the CAA Prevention of Significant Deterioration and Title V operating permit programs. Under the Tailoring Rule, permitting requirements are being phased in through successive steps that may expand the scope of covered sources over time. The USEPA has issued guidance on what the best available control technology entails for the control of GHGs and individual states are required to determine what controls are required for facilities on a case-by-case basis. The ultimate impact of the Tailoring Rule to DP&L cannot be determined at this time, but the cost of compliance could be material.

On April 13, 2012, the USEPA published its proposed GHG standards for new electric generating units (EGUs) under CAA subsection 111(b), which would require certain new EGUs to meet a standard of 1,000 pounds of CO2 per megawatt-hour, a standard based on the emissions limitations achievable through natural gas combined cycle generation. The proposal anticipates that affected coal-fired units would need to install carbon capture and storage or other expensive CO2 emission control technology to meet the standard. Furthermore, the USEPA may propose and promulgate guidelines for states to address GHG standards for existing EGUs under CAA subsection 111(d). These latter rules may focus on energy efficiency improvements at power plants. We cannot predict the effect of these standards, if any, on DP&L's operations.

Approximately 99% of the energy we produce is generated by coal. DP&L's share of CO2 emissions at generating stations we own and co-own is approximately 16 million tons annually. Further GHG legislation or regulation finalized at a future date could have a significant effect on DP&L's operations and costs, which could adversely affect our net income, cash flows and financial condition. However, due to the uncertainty associated with such legislation or regulation, we cannot predict the final outcome or the financial impact that such legislation or regulation may have on DP&L.

On September 22, 2009, the USEPA issued a final rule for mandatory reporting of GHGs from large sources that emit 25,000 metric tons per year or more of GHGs, including EGUs. DP&L has submitted to USEPA GHG emission reports for 2012 and 2011. While this reporting rule will guide development of policies and programs to reduce emissions, DP&L does not anticipate that the reporting rule will itself result in any significant cost or other effect on current operations.

Litigation, Notices of Violation and Other Matters Related to Air Quality

Litigation Involving Co-Owned Plants

On June 20, 2011, the U.S. Supreme Court ruled that the USEPA's regulation of GHGs under the CAA displaced any right that plaintiffs may have had to seek similar regulation through federal common law litigation in the court system. Although we are not named as a party to these lawsuits, DP&L is a co-owner of coal-fired plants with Duke Energy and AEP (or their subsidiaries) that could have been affected by the outcome of these lawsuits or similar suits that may have been filed against other electric power companies, including DP&L. Because the issue was not squarely before it, the U.S. Supreme Court did not rule against the portion of plaintiffs' original suits that sought relief under state law.

As a result of a 2008 consent decree entered into with the Sierra Club and approved by the U.S. District Court for the Southern District of Ohio, DP&L and the other owners of the J.M. Stuart generating station are subject to certain specified emission targets related to NOx, SO2 and particulate matter. The consent decree also includes commitments for energy efficiency and renewable energy activities. An amendment to the consent decree was entered into and approved in 2010 to clarify how emissions would be computed during malfunctions. Continued compliance with the consent decree, as amended, is not expected to have a material effect on DP&L's results of operations, financial condition or cash flows in the future.

Notices of Violation Involving Co-Owned Plants

In November 1999, the USEPA filed civil complaints and NOVs against operators and owners of certain generation facilities for alleged violations of the CAA. Generation units operated by Duke Energy (Beckjord Unit 6) and CSP (Conesville Unit 4) and co-owned by DP&L were referenced in these actions. Although DP&L was not identified in the NOVs, civil complaints or state actions, the results of such proceedings could materially affect DP&L's co-owned plants.

In June 2000, the USEPA issued an NOV to the DP&L-operated J.M. Stuart generating station (co-owned by DP&L, Duke Energy, and CSP) for alleged violations of the CAA. The NOV contained allegations that Stuart station engaged in projects between 1978 and 2000 without New Source Review and Prevention of Significant Deterioration permits that resulted in significant increases in particulate matter, SO2, and NOx. These allegations are consistent with NOVs and complaints that the USEPA had brought against numerous other coal-fired utilities in the Midwest. The NOV indicated the USEPA may: (1) issue an order requiring compliance with the requirements of the Ohio SIP; or (2) bring a civil action seeking injunctive relief and civil penalties of up to $27,500 per day for each violation. To date, neither action has been taken. DP&L cannot predict the outcome of this matter.

In December 2007, the Ohio EPA issued an NOV to the DP&L-operated Killen generating station (co-owned by DP&L and Duke Energy) for alleged violations of the CAA. The NOV alleged deficiencies in the continuous monitoring of opacity. We submitted a compliance plan to the Ohio EPA on December 19, 2007. To date, no further actions have been taken by the Ohio EPA.

On March 13, 2008, Duke Energy, the operator of the Zimmer generating station, received an NOV and a Finding of Violation (FOV) from the USEPA alleging violations of the CAA, the Ohio State Implementation Program (SIP) and permits for the station in areas including SO2, opacity and increased heat input. A second NOV and FOV with similar allegations was issued on November 4, 2010. Also in 2010, USEPA issued an NOV to Zimmer for excess emissions. DP&L is a co-owner of the Zimmer generating station and could be affected by the eventual resolution of these matters. Duke Energy is expected to act on behalf of itself and the co-owners with respect to these matters. DP&L is unable to predict the outcome of these matters.

Notices of Violation Involving Wholly Owned Plants

In 2007, the Ohio EPA and the USEPA issued NOVs to DP&L for alleged violations of the CAA at the Hutchings station. The NOVs' alleged deficiencies relate to stack opacity and particulate emissions. Discussions are under way with the USEPA, the U.S. Department of Justice and Ohio EPA. On November 18, 2009, the USEPA issued an NOV to DP&L for alleged NSR violations of the CAA at the Hutchings station relating to capital projects performed in 2001 involving Unit 3 and Unit 6. DP&L does not believe that the projects described in the NOV were modifications subject to NSR. DP&L is engaged in discussions with the USEPA and the U.S. Department of Justice to resolve these matters, but DP&L is unable to determine the timing, costs or method by which these issues may be resolved. The Ohio EPA is kept apprised of these discussions.

Environmental Matters Related to Water Quality, Waste Disposal and Ash Ponds

Clean Water Act – Regulation of Water Intake

On July 9, 2004, the USEPA issued final rules pursuant to the Clean Water Act governing existing facilities that have cooling water intake structures. The rules require an assessment of impingement and/or entrainment of organisms as a result of cooling water withdrawal. A number of parties appealed the rules. In April 2009, the U.S. Supreme Court ruled that the USEPA did have the authority to compare costs with benefits in determining best technology available. The USEPA released new proposed regulations on March 28, 2011, published in the Federal Register on April 20, 2011. We submitted comments to the proposed regulations on August 17, 2011. It is anticipated that the final rules will be promulgated in mid-2013. We do not yet know the effect these proposed rules will have on our operations.

Clean Water Act – Regulation of Water Discharge

In December 2006, we submitted an application for the renewal of the Stuart station NPDES Permit that was due to expire on June 30, 2007. In July 2007, we received a draft permit proposing to continue our authority to discharge water from the station into the Ohio River. On February 5, 2008, we received a letter from the Ohio EPA indicating that they intended to impose a compliance schedule as part of the final Permit, that requires us to implement one of two diffuser options for the discharge of water from the station into the Ohio River as identified in a thermal discharge study completed during the previous permit term. Subsequently, DP&L and the Ohio EPA reached an agreement to allow DP&L to restrict public access to the water discharge area as an alternative to installing one of the diffuser options. Ohio EPA issued a revised draft permit that was received on November 12, 2008. In December 2008, the USEPA requested that the Ohio EPA provide additional information regarding the thermal discharge in the draft permit. In June 2009, DP&L provided information to the USEPA in response to their request to the Ohio EPA. In September 2010, the USEPA formally objected to a revised permit provided by Ohio EPA due to questions regarding the basis for the alternate thermal limitation. In December 2010, DP&L requested a public hearing on the objection, which was held on March 23, 2011. We participated in and presented our position on the issue at the hearing and in written comments submitted on April 28, 2011. In a letter to the Ohio EPA dated September 28, 2011, the USEPA reaffirmed its objection to the revised permit as previously drafted by the Ohio EPA. This reaffirmation stipulated that if the Ohio EPA does not re-draft the permit to address the USEPA's objection, then the authority for issuing the permit will pass to the USEPA. The Ohio EPA issued another draft permit in December 2011 and a public hearing was held on February 2, 2012. The draft permit would require DP&L, over the 54 months following issuance of a final permit, to take undefined actions to lower the temperature of its discharged water to a level unachievable by the station under its current design or alternatively make other significant modifications to the cooling water system. DP&L submitted comments to the draft permit and is considering legal options. On May 17, 2012, we met with Ohio EPA to discuss this matter. It is not known what additional actions the agency might take. Depending on the outcome of the process, the effects could be material on DP&L's operations.

In September 2009, the USEPA announced that it will be revising technology-based regulations governing water discharges from steam electric generating facilities. The rulemaking included the collection of information via an industry-wide questionnaire as well as targeted water sampling efforts at selected facilities. It is anticipated that the USEPA will release a proposed rule by November 2012 with a final regulation in place by early 2014. At present, DP&L is unable to predict the impact this rulemaking will have on its operations.

In April 2012, DP&L received an NOV related to the construction of the Carter Hollow landfill at the J.M. Stuart station. The NOV indicated that construction activities caused sediment to flow into downstream creeks. In addition, the U.S. Army Corps of Engineers issued a Cease and Desist order followed by a notice suspending the previously issued Corps permit authorizing work associated with the landfill. USEPA has indicated that they may take additional enforcement action. DP&L has installed sedimentation ponds as part of the runoff control measures to address this issue and is working with the various agencies to resolve their concerns. This may affect the landfill's construction schedule and delay its operational date. DP&L has accrued an immaterial amount for anticipated penalties related to this issue.

Regulation of Waste Disposal

In September 2002, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the South Dayton Dump landfill site. In August 2005, DP&L and other parties received a general notice regarding the performance of a Remedial Investigation and Feasibility Study (RI/FS) under a Superfund Alternative Approach. In October 2005, DP&L received a special notice letter inviting it to enter into negotiations with the USEPA to conduct the RI/FS. No recent activity has occurred with respect to that notice or PRP status. However, on August 25, 2009, the USEPA issued an Administrative Order requiring that access to DP&L's service center building site, which is across the street from the landfill site, be given to the USEPA and the existing PRP group to help determine the extent of the landfill site's contamination as well as to assess whether certain chemicals used at the service center building site might have migrated through groundwater to the landfill site. DP&L granted such access and drilling of soil borings and installation of monitoring wells occurred in late 2009 and early 2010. On May 24, 2010, three members of the existing PRP group, Hobart Corporation, Kelsey-Hayes Company and NCR Corporation, filed a civil complaint in the United States District Court for the Southern District of Ohio against DP&L and numerous other defendants alleging that DP&L and the other defendants contributed to the contamination at the South Dayton Dump landfill site and seeking reimbursement of the PRP group's costs associated with the investigation and remediation of the site. On February 10, 2011, the Court dismissed claims against DP&L that related to allegations that chemicals used by DP&L at its service center contributed to the landfill site's contamination. The Court, however, did not dismiss claims alleging financial responsibility for remediation costs based on hazardous substances from DP&L that were allegedly directly delivered by truck to the landfill. Discovery, including depositions of past and present DP&L employees, is ongoing. In June 2012, DP&L filed a motion for summary judgment on grounds that the remaining claims for contribution are barred by a statute of limitations. The plaintiffs opposed that motion and, additionally, have filed a motion seeking Court leave to amend their complaint to add more than 20 new defendants to the case and to recharacterize and re-allege claims against DP&L that the Court dismissed in its February 10, 2011 order. While DP&L is unable to predict the outcome of these matters, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

In December 2003, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the Tremont City landfill site. Information available to DP&L does not demonstrate that it contributed hazardous substances to the site. While DP&L is unable to predict the outcome of this matter, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

On April 7, 2010, the USEPA published an Advance Notice of Proposed Rulemaking announcing that it is reassessing existing regulations governing the use and distribution in commerce of polychlorinated biphenyls (PCBs). While this reassessment is in the early stages and the USEPA is evaluating information from potentially affected parties on how it should proceed, the outcome may have a material adverse effect on DP&L. The USEPA has indicated that a proposed rule will be released in late 2012. At present, DP&L is unable to predict the impact this initiative will have on its operations.

Regulation of Ash Ponds

In March 2009, the USEPA, through a formal Information Collection Request, collected information on ash pond facilities across the country, including those at Killen and J.M. Stuart stations. Subsequently, the USEPA collected similar information for the Hutchings station.

In August 2010, the USEPA conducted an inspection of the Hutchings station ash ponds. In June 2011, the USEPA issued a final report from the inspection including recommendations relative to the Hutchings station ash ponds. DP&L is unable to predict whether there will be additional USEPA action relative to DP&L's proposed plan or the effect on operations that might arise under a different plan.

In June 2011, the USEPA conducted an inspection of the Killen station ash ponds. In June 2012, the USEPA issued a draft report from the inspection that noted no significant issues with the ash ponds. DP&L is unable to predict the outcome this inspection will have on its operations.

There has been increasing advocacy to regulate coal combustion byproducts under the Resource Conservation Recovery Act (RCRA). On June 21, 2010, the USEPA published a proposed rule seeking comments on two options under consideration for the regulation of coal combustion byproducts including regulating the material as a hazardous waste under RCRA Subtitle C or as a solid waste under RCRA Subtitle D. The USEPA anticipates issuing a final rule on this topic in late 2012. DP&L is unable to predict the financial effect of this regulation, but if coal combustion byproducts are regulated as hazardous waste, it is expected to have a material adverse effect on operations.

Notice of Violation Involving Co-Owned Plants

On September 9, 2011, DP&L received a notice of violation from the USEPA with respect to its co-owned J.M. Stuart generating station based on a compliance evaluation inspection conducted by the USEPA and Ohio EPA in 2009. The notice alleged non-compliance by DP&L with certain provisions of the RCRA, the Clean Water Act NPDES permit program and the station's storm water pollution prevention plan. The notice requested that DP&L respond with the actions it has subsequently taken or plans to take to remedy the USEPA's findings and ensure that further violations will not occur. Based on its review of the findings, although there can be no assurance, we believe that the notice will not result in any material effect on DP&L's results of operations, financial condition or cash flow.

Legal and Other Matters

In February 2007, DP&L filed a lawsuit in the United States District Court for Southern District of Ohio against Appalachian Fuels, LLC ("Appalachian") seeking damages incurred due to Appalachian's failure to supply approximately 1.5 million tons of coal to two commonly owned plants under a coal supply agreement, of which approximately 570 thousand tons was DP&L's share. DP&L obtained replacement coal to meet its needs. Appalachian has denied liability, and is currently in federal bankruptcy proceedings in which DP&L is participating as an unsecured creditor. DP&L is unable to determine the ultimate resolution of this matter. DP&L has not recorded any assets relating to possible recovery of costs in this lawsuit.

In connection with DP&L and other utilities joining PJM, in 2006, the FERC ordered utilities to eliminate certain charges to implement transitional payments, known as SECA, effective December 1, 2004 through March 31, 2006, subject to refund. Through this proceeding, DP&L was obligated to pay SECA charges to other utilities, but received a net benefit from these transitional payments. A hearing was held and an initial decision was issued in August 2006. A final FERC order on this issue was issued on May 21, 2010 that substantially supports DP&L's and other utilities' position that SECA obligations should be paid by parties that used the transmission system during the timeframe stated above. Prior to this final order being issued, DP&L entered into a significant number of bilateral settlement agreements with certain parties to resolve the matter, which by design will be unaffected by the final decision. On July 5, 2012, a Stipulation was executed and filed with the FERC that resolves SECA claims against BP Energy Company ("BP") and DP&L, AEP (and its subsidiaries) and Exelon Corporation (and its subsidiaries'). If the Stipulation is approved, DP&L would receive approximately $14.6 million from BP. DP&L will record the settlement of the BP claims once FERC approval is received. With respect to these claims, DP&L management has deferred $18.1 million and $17.8 million as of June 30, 2012 and December 31, 2011, respectively, as Other deferred credits representing the amount of unearned income and interest where the earnings process is not complete. The amount at June 30, 2012 and December 31, 2011 includes estimated earnings and interest of $5.4 million and $5.2 million, respectively.

On September 30, 2011, the FERC issued two SECA-related orders that affirmed an earlier order issued in 2010 by denying the rehearing requests that a number of different parties, including DP&L, had filed. These orders are now final, but on appeal subject to appellate court review. These orders do not affect settlements that had been reached with other parties that owed SECA revenues to DP&L or were recipients of amounts paid by DP&L. For other parties that have not yet previously settled with DP&L, the exact timing and amounts of any payments that would be made or received by DP&L under these orders is still uncertain.

Lawsuits were filed in connection with the Merger seeking, among other things, one or more of the following: to enjoin consummation of the Merger until certain conditions were met, to rescind the Merger or for rescissory damages, or to commence a sale process and/or obtain an alternative transaction or to recover an unspecified amount of other damages and costs, including attorneys' fees and expenses, or a constructive trust or an accounting from the individual defendants for benefits they allegedly obtained as a result of their alleged breach of duty. All of these lawsuits, except one, were resolved and/or dismissed prior to the March 28, 2012 filing of our Form 10-K for the fiscal year ending December 31, 2011, and were discussed in that and previous reports we filed. The last of these lawsuits was dismissed on March 29, 2012.

18. Contractual Obligations, Commercial Commitments and Contingencies

DPL – Guarantees

In the normal course of business, DPL enters into various agreements with its wholly-owned subsidiaries, DPLE and DPLER and its wholly-owned subsidiary, MC Squared, providing financial or performance assurance to third parties. These agreements are entered into primarily to support or enhance the creditworthiness otherwise attributed to these subsidiaries on a stand-alone basis, thereby facilitating the extension of sufficient credit to accomplish these subsidiaries' intended commercial purposes.

At December 31, 2011, DPL had $54.4 million of guarantees to third parties for future financial or performance assurance under such agreements, including $47.1 million of guarantees on behalf of DPLE and DPLER and $7.3 million of guarantees on behalf of MC Squared. The guarantee arrangements entered into by DPL with these third parties cover select present and future obligations of DPLE, DPLER and MC Squared to such beneficiaries and are terminable by DPL upon written notice within a certain time to the beneficiaries. The carrying amount of obligations for commercial transactions covered by these guarantees and recorded in our Consolidated Balance Sheets was $0.1 million and $1.7 million at December 31, 2011 and 2010, respectively.

To date, DPL has not incurred any losses related to the guarantees of DPLE's, DPLER's and MC Squared's obligations and we believe it is remote that DPL would be required to perform or incur any losses in the future associated with any of the above guarantees of DPLE's, DPLER's and MC Squared's obligations.

Equity Ownership Interest

DP&L owns a 4.9% equity ownership interest in an electric generation company which is recorded using the cost method of accounting under GAAP. As of December 31, 2011, DP&L could be responsible for the repayment of 4.9%, or $65.3 million, of a $1,332.3 million debt obligation comprised of both fixed and variable rate securities with maturities between 2013 and 2040. This would only happen if this electric generation company defaulted on its debt payments. As of December 31, 2011, we have no knowledge of such a default.

Contractual Obligations and Commercial Commitments

We enter into various contractual obligations and other commercial commitments that may affect the liquidity of our operations. At December 31, 2011, these include:

		Payment Due
		Less than		1 - 3	3 - 5	More Than
$ in millions	Total	1	Year	Years	Years	5 Years

Long-term debt	$2,599.1	$0.4		$895.6	$450.2	$1,252.9
Interest payments	1,171.2	138.6		243.9	203.5	585.2
Pension and postretirement payments	261.1	25.6		50.8	52.1	132.6
Capital leases	0.7	0.3		0.4	-	-
Operating leases	1.5	0.5		0.8	0.2	-
Coal contracts (a)	818.6	233.4		265.6	162.6	157.0
Limestone contracts (a)	34.8	5.8		11.6	11.6	5.8
Purchase orders and other contractual obligations	71.3	57.5		7.8	6.0	-
Total contractual obligations	$4,958.3	$462.1		$1,476.5	$886.2	$2,133.5

(a) Total at DP&L-operated units

Long-term debt:

DPL's long-term debt as of December 31, 2011, consists of DPL's unsecured notes and unsecured term loan, along with DP&L's first mortgage bonds, tax-exempt pollution control bonds, capital leases, and the Wright-Patterson Air Force Base debt facility. These long-term debt amounts include current maturities but exclude unamortized debt discounts and fair value adjustments.

DP&L's long-term debt as of December 31, 2011, consists of first mortgage bonds, tax-exempt pollution control bonds, capital leases, and the Wright-Patterson Air Force Base debt facility. These long-term debt amounts include current maturities but exclude unamortized debt discounts. See Note 7 for additional information.

Interest payments:

Interest payments are associated with the long-term debt described above. The interest payments relating to variable-rate debt are projected using the interest rate prevailing at December 31, 2011.

Pension and postretirement payments:

As of December 31, 2011, DPL, through its principal subsidiary DP&L, had estimated future benefit payments as outlined in Note 9. These estimated future benefit payments are projected through 2020.

Capital leases:

As of December 31, 2011, DPL, through its principal subsidiary DP&L, had two immaterial capital leases that expire in 2013 and 2014.

Operating leases:

As of December 31, 2011, DPL, through its principal subsidiary DP&L, had several immaterial operating leases with various terms and expiration dates.

Coal contracts:

DPL, through its principal subsidiary DP&L, has entered into various long-term coal contracts to supply the coal requirements for the generating plants it operates. Some contract prices are subject to periodic adjustment and have features that limit price escalation in any given year.

Limestone contracts:

DPL, through its principal subsidiary DP&L, has entered into various limestone contracts to supply limestone used in the operation of FGD equipment at its generating facilities.

Purchase orders and other contractual obligations:

As of December 31, 2011, DPL had various other contractual obligations including non-cancelable contracts to purchase goods and services with various terms and expiration dates.

Reserve for uncertain tax positions:

Due to the uncertainty regarding the timing of future cash outflows associated with our unrecognized tax benefits of $25.0 million, we are unable to make a reliable estimate of the periods of cash settlement with the respective tax authorities and have not included such amounts in the contractual obligations table above.

Contingencies

In the normal course of business, we are subject to various lawsuits, actions, proceedings, claims and other matters asserted under laws and regulations. We believe the amounts provided in our Consolidated Financial Statements, as prescribed by GAAP, are adequate in light of the probable and estimable contingencies. However, there can be no assurances that the actual amounts required to satisfy alleged liabilities from various legal proceedings, claims, tax examinations, and other matters, including the matters discussed below, and to comply with applicable laws and regulations, will not exceed the amounts reflected in our Consolidated Financial Statements. As such, costs, if any, that may be incurred in excess of those amounts provided as of December 31, 2011, cannot be reasonably determined.

Environmental Matters

DPL, DP&L and our subsidiaries' facilities and operations are subject to a wide range of environmental regulations and laws by federal, state and local authorities. As well as imposing continuing compliance obligations, these laws and regulations authorize the imposition of substantial penalties for noncompliance, including fines, injunctive relief and other sanctions. In the normal course of business, we have investigatory and remedial activities underway at these facilities to comply, or to determine compliance, with such regulations. We record liabilities for losses that are probable of occurring and can be reasonably estimated. We have estimated liabilities of approximately $3.4 million for environmental matters. We evaluate the potential liability related to probable losses quarterly and may revise our estimates. Such revisions in the estimates of the potential liabilities could have a material effect on our results of operations, financial condition or cash flows.

We have several pending environmental matters associated with our power plants. Some of these matters could have material adverse impacts on the operation of the power plants; especially the plants that do not have SCR and FGD equipment installed to further control certain emissions. Currently, Hutchings and Beckjord are our only coal-fired power plants that do not have this equipment installed. DP&L owns 100% of the Hutchings plant and a 50% interest in Beckjord Unit 6.

On July 15, 2011, Duke Energy, co-owner at the Beckjord Unit 6 facility, filed their Long-term Forecast Report with the PUCO. The plan indicated that Duke Energy plans to cease production at the Beckjord Station, including our jointly-owned Unit 6, in December 2014. We do not believe that any additional accruals are needed as a result of this decision. We are considering options for Hutchings Station, but have not yet made a final decision. We do not believe that any accruals are needed related to the Hutchings Station.

Environmental Matters Related to Air Quality

Clean Air Act Compliance

In 1990, the federal government amended the CAA to further regulate air pollution. Under the CAA, the USEPA sets limits on how much of a pollutant can be in the ambient air anywhere in the United States. The CAA allows individual states to have stronger pollution controls than those set under the CAA, but states are not allowed to have weaker pollution controls than those set for the whole country. The CAA has a material effect on our operations and such effects are detailed below with respect to certain programs under the CAA.

Cross-State Air Pollution Rule

The Clean Air Interstate Rule (CAIR) final rules were published on May 12, 2005. CAIR created an interstate trading program for annual NOx emission allowances and made modifications to an existing trading program for SO2. Litigation brought by entities not including DP&L resulted in a decision by the U.S. Court of Appeals for the Disctrict of Columbia on July 11, 2008 to vacate CAIR and its associated Federal Implementation Plan. On December 23, 2008, the U.S. Court of Appeals issued an order on reconsideration that permits CAIR to remain in effect until the USEPA issues new regulations that would conform to the CAA requirements and the Court's July 2008 decision.

In an attempt to conform to the Court's decision, on July 6, 2010, the USEPA proposed the Clean Air Transport Rule (CATR). These rules were finalized as the Cross-State Air Pollution Rule (CSAPR) on July 6, 2011, but subsequent litigation has resulted in their implementation being delayed indefinitely.  CSAPR creates four separate trading programs: two SO2 areas (Group 1 and Group 2); and two NOx reduction requirements (annual and ozone season). Group 1 states (16 states including Ohio) would have had to meet a 2012 cap and additional reductions in 2014. Group 2 states (7 states) will only have had to meet the 2012 cap. We do not believe the rule will have a material effect on our operations in 2012.  The Ohio EPA has a State Implementation Plan (SIP) that incorporates the CAIR program requirements, which remain in effect pending judicial review of CSAPR. If CSAPR becomes effective, it is expected to institute a Federal Implementation Plan (FIP) in lieu of state SIPs and allow for the states to develop SIPs for approval as early as 2013. DP&L is unable to estimate the impact of any new requirements; however, CSAPR could have a material effect on our operations.

Mercury and Other Hazardous Air Pollutants

On May 3, 2011, the USEPA published proposed Maximum Achievable Control Technology (MACT) standards for coal- and oil-fired electric generating units. The standards include new requirements for emissions of mercury and a number of other heavy metals. The EPA Administrator signed the final rule, now called MATS (Mercury and Air Toxics Standards), on December 16, 2011, and the rule was published in the Federal Register on February 16, 2012. Affected electric generating units (EGUs) will have to come into compliance with the new requirements by April 16, 2015, but may be granted an additional year contingent on Ohio EPA approval. DP&L is evaluating the costs that may be incurred to comply with the new requirement; however, MATS could have a material adverse effect on our operations and result in material compliance costs.

On April 29, 2010, the USEPA issued a proposed rule that would reduce emissions of toxic air pollutants from new and existing industrial, commercial and institutional boilers, and process heaters at major and area source facilities. The final rule was published in the Federal Register on March 21, 2011. This regulation affects seven auxiliary boilers used for start-up purposes at DP&L's generation facilities. The regulations contain emissions limitations, operating limitations and other requirements. The compliance date was originally March 21, 2014. However, the USEPA has announced that the compliance date for existing boilers will be delayed until a judicial review is no longer pending or until the EPA completes its reconsideration of the rule. In December 2011, the EPA proposed additional changes to this rule and solicited comments. Compliance costs are not expected to be material to DP&L's operations.

On May 3, 2010, the USEPA finalized the "National Emissions Standards for Hazardous Air Pollutants" for compression ignition (CI) reciprocating internal combustion engines (RICE). The units affected at DP&L are 18 diesel electric generating engines and eight emergency "black start" engines. The existing CI RICE units must comply by May 3, 2013. The regulations contain emissions limitations, operating limitations and other requirements. Compliance costs on DP&L's operations are not expected to be material.

National Ambient Air Quality Standards

On January 5, 2005, the USEPA published its final non-attainment designations for the National Ambient Air Quality Standard (NAAQS) for Fine Particulate Matter 2.5 (PM 2.5). These designations included counties and partial counties in which DP&L operates and/or owns generating facilities. As of December 31, 2011, DP&L's Stuart, Killen and Hutchings Stations were located in non-attainment areas for the annual PM 2.5 standard. There is a possibility that these areas will be re-designated as "attainment" for PM 2.5 within the next few quarters. We cannot predict the effect the revisions to the PM 2.5 standard will have on DP&L's financial condition or results of operations.

On May 5, 2004, the USEPA issued its proposed regional haze rule, which addresses how states should determine the Best Available Retrofit Technology (BART) for sources covered under the regional haze rule. Final rules were published July 6, 2005, providing states with several options for determining whether sources in the state should be subject to BART. In the final rule, the USEPA made the determination that CAIR achieves greater progress than BART and may be used by states as a BART substitute. Numerous units owned and operated by us will be affected by BART. We cannot determine the extent of the effect until Ohio determines how BART will be implemented.

On September 16, 2009, the USEPA announced that it would reconsider the 2008 national ground level ozone standard. On September 2, 2011, the USEPA decided to postpone their revisiting of this standard until 2013. DP&L cannot determine the effect of this potential change, if any, on its operations.

Effective April 12, 2010, the USEPA implemented revisions to its primary NAAQS for nitrogen dioxide. This change may affect certain emission sources in heavy traffic areas like the I-75 corridor between Cincinnati and Dayton after 2016. Several of our facilities or co-owned facilities are within this area. DP&L cannot determine the effect of this potential change, if any, on its operations.

Effective August 23, 2010, the USEPA implemented revisions to its primary NAAQS for SO2 replacing the current 24-hour standard and annual standard with a one hour standard. DP&L cannot determine the effect of this potential change, if any, on its operations. No effects are anticipated before 2014.

Carbon Emissions and Other Greenhouse Gases

In response to a U.S. Supreme Court decision that the USEPA has the authority to regulate CO2 emissions from motor vehicles, the USEPA made a finding that CO2 and certain other GHGs are pollutants under the CAA. Subsequently, under the CAA, USEPA determined that CO2 and other GHGs from motor vehicles threaten the health and welfare of future generations by contributing to climate change. This finding became effective in January 2010. On June 26, 2012, the D.C. Circuit Court upheld this finding and other GHG regulations following challenges from industry and state opponents. On April 1, 2010, USEPA signed the "Light-Duty Vehicle Greenhouse Gas Emission Standards and Corporate Average Fuel Economy Standards" rule. Under USEPA's view, this is the final action that renders carbon dioxide and other GHGs "regulated air pollutants" under the CAA.

Under USEPA regulations finalized in May 2010 (referred to as the "Tailoring Rule"), the USEPA began regulating GHG emissions from certain stationary sources in January 2011. The Tailoring rule sets forth criteria for determining which facilities are required to obtain permits for their GHG emissions pursuant to the CAA Prevention of Significant Deterioration and Title V operating permit programs. Under the Tailoring Rule, permitting requirements are being phased in through successive steps that may expand the scope of covered sources over time. The USEPA has issued guidance on what the Best Available Control Technology entails for the control of GHGs and individual states are required to determine what controls are required for facilities on a case-by-case basis. The ultimate impact of the Tailoring Rule to DP&L cannot be determined at this time, but the cost of compliance could be material.

The USEPA plans to propose GHG standards for new and modified electric generating units (EGUs) under CAA subsection 111(b) – and propose and promulgate guidelines for states to address GHG standards for existing EGUs under CAA subsection 111(d) during 2012. These rules may focus on energy efficiency improvements at power plants. We cannot predict the effect of these standards, if any, on DP&L's operations.

Approximately 99% of the energy we produce is generated by coal. DP&L's share of CO2 emissions at generating stations we own and co-own is approximately 16 million tons annually. Proposed GHG legislation finalized at a future date could have a significant effect on DP&L's operations and costs, which could adversely affect our net income, cash flows and financial condition. However, due to the uncertainty associated with such legislation, we cannot predict the final outcome or the financial impact that such legislation may have on DP&L.

On September 22, 2009, the USEPA issued a final rule for mandatory reporting of GHGs from large sources that emit 25,000 metric tons per year or more of CO2, including electric generating units. DP&L's first report to the USEPA was submitted prior to the September 30, 2011 due date for 2010 emissions. This reporting rule will guide development of policies and programs to reduce emissions. DP&L does not anticipate that this reporting rule will result in any significant cost or other effect on current operations.

Litigation, Notices of Violation and Other Matters Related to Air Quality

Litigation Involving Co-Owned Plants

On June 20, 2011, the U.S. Supreme Court ruled that the USEPA's regulation of GHGs under the CAA displaced any right that plaintiffs may have had to seek similar regulation through federal common law litigation in the court system. Although we are not named as a party to these lawsuits, DP&L is a co-owner of coal-fired plants with Duke Energy and AEP (or their subsidiaries) that could have been affected by the outcome of these lawsuits or similar suits that may have been filed against other electric power companies, including DP&L. Because the issue was not squarely before it, the U.S. Supreme Court did not rule against the portion of plaintiffs' original suits that sought relief under state law.

As a result of a 2008 consent decree entered into with the Sierra Club and approved by the U.S. District Court for the Southern District of Ohio, DP&L and the other owners of the J.M. Stuart generating station are subject to certain specified emission targets related to NOx, SO2 and particulate matter. The consent decree also includes commitments for energy efficiency and renewable energy activities. An amendment to the consent decree was entered into and approved in 2010 to clarify how emissions would be computed during malfunctions. Continued compliance with the consent decree, as amended, is not expected to have a material effect on DP&L's results of operations, financial condition or cash flows in the future.

Notices of Violation Involving Co-Owned Plants

In November 1999, the USEPA filed civil complaints and NOVs against operators and owners of certain generation facilities for alleged violations of the CAA. Generation units operated by Duke Energy (Beckjord Unit 6) and CSP (Conesville Unit 4) and co-owned by DP&L were referenced in these actions. Although DP&L was not identified in the NOVs, civil complaints or state actions, the results of such proceedings could materially affect DP&L's co-owned plants.

In June 2000, the USEPA issued a NOV to the DP&L-operated J.M. Stuart generating station (co-owned by DP&L, Duke Energy, and CSP) for alleged violations of the CAA. The NOV contained allegations consistent with NOVs and complaints that the USEPA had brought against numerous other coal-fired utilities in the Midwest. The NOV indicated the USEPA may: (1) issue an order requiring compliance with the requirements of the Ohio SIP; or (2) bring a civil action seeking injunctive relief and civil penalties of up to $27,500 per day for each violation. To date, neither action has been taken. DP&L cannot predict the outcome of this matter.

In December 2007, the Ohio EPA issued a NOV to the DP&L-operated Killen generating station (co-owned by DP&L and Duke Energy) for alleged violations of the CAA. The NOV alleged deficiencies in the continuous monitoring of opacity. We submitted a compliance plan to the Ohio EPA on December 19, 2007. To date, no further actions have been taken by the Ohio EPA.

On March 13, 2008, Duke Energy, the operator of the Zimmer generating station, received a NOV and a Finding of Violation (FOV) from the USEPA alleging violations of the CAA, the Ohio State Implementation Program (SIP) and permits for the Station in areas including SO2, opacity and increased heat input. A second NOV and FOV with similar allegations was issued on November 4, 2010. Also in 2010, USEPA issued an NOV to Zimmer for excess emissions. DP&L is a co-owner of the Zimmer generating station and could be affected by the eventual resolution of these matters. Duke Energy is expected to act on behalf of itself and the co-owners with respect to these matters. DP&L is unable to predict the outcome of these matters.

Notices of Violation Involving Wholly-Owned Plants

In 2007, the Ohio EPA and the USEPA issued NOVs to DP&L for alleged violations of the CAA at the O.H. Hutchings Station. The NOVs' alleged deficiencies relate to stack opacity and particulate emissions. Discussions are under way with the USEPA, the U.S. Department of Justice and Ohio EPA. On November 18, 2009, the USEPA issued an NOV to DP&L for alleged NSR violations of the CAA at the O.H. Hutchings Station relating to capital projects performed in 2001 involving Unit 3 and Unit 6. DP&L does not believe that the projects described in the NOV were modifications subject to NSR. DP&L is engaged in discussions with the USEPA and Justice Department to resolve these matters, but DP&L is unable to determine the timing, costs or method by which these issues may be resolved. The Ohio EPA is kept apprised of these discussions.

Environmental Matters Related to Water Quality, Waste Disposal and Ash Ponds

Clean Water Act – Regulation of Water Intake

On July 9, 2004, the USEPA issued final rules pursuant to the Clean Water Act governing existing facilities that have cooling water intake structures. The rules require an assessment of impingement and/or entrainment of organisms as a result of cooling water withdrawal. A number of parties appealed the rules. In April 2009, the U.S. Supreme Court ruled that the USEPA did have the authority to compare costs with benefits in determining best technology available. The USEPA released new proposed regulations on March 28, 2011, published in the Federal Register on April 20, 2011. We submitted comments to the proposed regulations on August 17, 2011. The final rules are expected to be in place by mid-2012. We do not yet know the impact these proposed rules will have on our operations.

Clean Water Act – Regulation of Water Discharge

In December 2006, we submitted an application for the renewal of the Stuart Station NPDES Permit that was due to expire on June 30, 2007. In July 2007, we received a draft permit proposing to continue our authority to discharge water from the station into the Ohio River. On February 5, 2008, we received a letter from the Ohio EPA indicating that they intended to impose a compliance schedule as part of the final Permit, that requires us to implement one of two diffuser options for the discharge of water from the station into the Ohio River as identified in a thermal discharge study completed during the previous permit term. Subsequently, DP&L and the Ohio EPA reached an agreement to allow DP&L to restrict public access to the water discharge area as an alternative to installing one of the diffuser options. Ohio EPA issued a revised draft permit that was received on November 12, 2008. In December 2008, the USEPA requested that the Ohio EPA provide additional information regarding the thermal discharge in the draft permit. In June 2009, DP&L provided information to the USEPA in response to their request to the Ohio EPA. In September 2010, the USEPA formally objected to a revised permit provided by Ohio EPA due to questions regarding the basis for the alternate thermal limitation. In December 2010, DP&L requested a public hearing on the objection, which was held on March 23, 2011. We participated in and presented our position on the issue at the hearing and in written comments submitted on April 28, 2011. In a letter to the Ohio EPA dated September 28, 2011, the USEPA reaffirmed its objection to the revised permit as previously drafted by the Ohio EPA. This reaffirmation stipulated that if the Ohio EPA does not re-draft the permit to address the USEPA's objection, then the authority for issuing the permit will pass to the USEPA. The Ohio EPA issued another draft permit in December 2011 and a public hearing was held on February 2, 2012. The draft permit would require DP&L, over the 54 months following issuance of a final permit, to take undefined actions to lower the temperature of its discharged water to a level unachievable by the station under its current design or alternatively make other significant modifications to the cooling water system. DP&L submitted comments to the draft permit and is considering legal options. Depending on the outcome of the process, the effects could be material on DP&L's operation.

In September 2009, the USEPA announced that it will be revising technology-based regulations governing water discharges from steam electric generating facilities. The rulemaking included the collection of information via an industry-wide questionnaire as well as targeted water sampling efforts at selected facilities. Subsequent to the information collection effort, it is anticipated that the USEPA will release a proposed rule by mid-2012 with a final regulation in place by early 2014. At present, DP&L is unable to predict the impact this rulemaking will have on its operations.

Regulation of Waste Disposal

In September 2002, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the South Dayton Dump landfill site. In August 2005, DP&L and other parties received a general notice regarding the performance of a Remedial Investigation and Feasibility Study (RI/FS) under a Superfund Alternative Approach. In October 2005, DP&L received a special notice letter inviting it to enter into negotiations with the USEPA to conduct the RI/FS. No recent activity has occurred with respect to that notice or PRP status. However, on August 25, 2009, the USEPA issued an Administrative Order requiring that access to DP&L's service center building site, which is across the street from the landfill site, be given to the USEPA and the existing PRP group to help determine the extent of the landfill site's contamination as well as to assess whether certain chemicals used at the service center building site might have migrated through groundwater to the landfill site. DP&L granted such access and drilling of soil borings and installation of monitoring wells occurred in late 2009 and early 2010. On May 24, 2010, three members of the existing PRP group, Hobart Corporation, Kelsey-Hayes Company and NCR Corporation, filed a civil complaint in the United States District Court for the Southern District of Ohio against DP&L and numerous other defendants alleging that DP&L and the other defendants contributed to the contamination at the South Dayton Dump landfill site and seeking reimbursement of the PRP group's costs associated with the investigation and remediation of the site. On February 10, 2011, the Court dismissed claims against DP&L that related to allegations that chemicals used by DP&L at its service center contributed to the landfill site's contamination. The Court, however, did not dismiss claims alleging financial responsibility for remediation costs based on hazardous substances from DP&L that were allegedly directly delivered by truck to the landfill. Discovery, including depositions of past and present DP&L employees, is ongoing. While DP&L is unable to predict the outcome of these matters, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

In December 2003, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the Tremont City landfill site. Information available to DP&L does not demonstrate that it contributed hazardous substances to the site. While DP&L is unable to predict the outcome of this matter, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

On April 7, 2010, the USEPA published an Advance Notice of Proposed Rulemaking announcing that it is reassessing existing regulations governing the use and distribution in commerce of polychlorinated biphenyls (PCBs). While this reassessment is in the early stages and the USEPA is seeking information from potentially affected parties on how it should proceed, the outcome may have a material effect on DP&L. The USEPA has indicated that a proposed rule will be released in late 2012. At present, DP&L is unable to predict the impact this initiative will have on its operations.

Regulation of Ash Ponds

In March 2009, the USEPA, through a formal Information Collection Request, collected information on ash pond facilities across the country, including those at Killen and J.M. Stuart Stations. Subsequently, the USEPA collected similar information for O.H. Hutchings Station.

In August 2010, the USEPA conducted an inspection of the O.H. Hutchings Station ash ponds. In June 2011, the USEPA issued a final report from the inspection including recommendations relative to the O.H. Hutchings Station ash ponds. DP&L is unable to predict whether there will be additional USEPA action relative to DP&L's proposed plan or the effect on operations that might arise under a different plan.

In June 2011, the USEPA conducted an inspection of the Killen Station ash ponds. DP&L is unable to predict the outcome this inspection will have on its operations.

There has been increasing advocacy to regulate coal combustion byproducts under the Resource Conservation Recovery Act (RCRA). On June 21, 2010, the USEPA published a proposed rule seeking comments on two options under consideration for the regulation of coal combustion byproducts including regulating the material as a hazardous waste under RCRA Subtitle C or as a solid waste under RCRA Subtitle D. The USEPA anticipates issuing a final rule on this topic in late 2012. DP&L is unable to predict the financial effect of this regulation, but if coal combustion byproducts are regulated as hazardous waste, it is expected to have a material adverse effect on operations.

Notice of Violation involving Co-Owned Plants

On September 9, 2011, DP&L received a notice of violation from the USEPA with respect to its co-owned J.M. Stuart generating station based on a compliance evaluation inspection conducted by the USEPA and Ohio EPA in 2009. The notice alleged non-compliance by DP&L with certain provisions of the RCRA, the Clean Water Act National Pollutant Discharge Elimination System permit program and the station's storm water pollution prevention plan. The notice requested that DP&L respond with the actions it has subsequently taken or plans to take to remedy the USEPA's findings and ensure that further violations will not occur. Based on its review of the findings, although there can be no assurance, we believe that the notice will not result in any material effect on DP&L's results of operations, financial condition or cash flow.

Legal and Other Matters

In February 2007, DP&L filed a lawsuit against a coal supplier seeking damages incurred due to the supplier's failure to supply approximately 1.5 million tons of coal to two commonly owned plants under a coal supply agreement, of which approximately 570 thousand tons was DP&L's share. DP&L obtained replacement coal to meet its needs. The supplier has denied liability, and is currently in federal bankruptcy proceedings in which DP&L is participating as an unsecured creditor. DP&L is unable to determine the ultimate resolution of this matter. DP&L has not recorded any assets relating to possible recovery of costs in this lawsuit.

In connection with DP&L and other utilities joining PJM, in 2006, the FERC ordered utilities to eliminate certain charges to implement transitional payments, known as SECA, effective December 1, 2004 through March 31, 2006, subject to refund. Through this proceeding, DP&L was obligated to pay SECA charges to other utilities, but received a net benefit from these transitional payments. A hearing was held and an initial decision was issued in August 2006. A final FERC order on this issue was issued on May 21, 2010 that substantially supports DP&L's and other utilities' position that SECA obligations should be paid by parties that used the transmission system during the timeframe stated above. Prior to this final order being issued, DP&L entered into a significant number of bilateral settlement agreements with certain parties to resolve the matter, which by design will be unaffected by the final decision. With respect to unsettled claims, DP&L management has deferred $17.8 million and $15.4 million as of December 31, 2011 and December 31, 2010, respectively, as Other deferred credits representing the amount of unearned income and interest where the earnings process is not complete. The amount at December 31, 2011 includes estimated earnings and interest of $5.2 million. On September 30, 2011, the FERC issued two SECA-related orders that affirmed an earlier order issued in 2010 by denying the rehearing requests that a number of different parties, including DP&L, had filed. These orders are now final, subject to possible appellate court review. These orders do not affect prior settlements that had been reached with other parties that owed SECA revenues to DP&L or were recipients of amounts paid by DP&L. For other parties that had not previously settled with DP&L, the exact timing and amounts of any payments that would be made or received by DP&L under these orders is still uncertain.

The following lawsuits were filed in connection with the Merger (See Item 1A, "Risk Factors," for additional risks related to the Merger) seeking, among other things, one or more of the following: to rescind the Merger or for rescissory damages, or to commence a sale process and/or obtain an alternative transaction or to recover an unspecified amount of other damages and costs, including attorneys' fees and expenses, or a constructive trust or an accounting from the individual defendants for benefits they allegedly obtained as a result of their alleged breach of duty. Only the lawsuit filed by the Payne Family Trust noted below remains pending as of the date of this report.

On April 21, 2011, a lawsuit was filed in the Court of Common Pleas of Montgomery County, Ohio, naming DPL and each member of DPL's board of directors, AES and Dolphin Sub, Inc. as defendants. The lawsuit was a purported class action filed by Patricia A. Heinmullter on behalf of herself and an alleged class of DPL shareholders. On March 22, 2012, the Court entered an order dismissing this lawsuit with prejudice pursuant to a stipulation filed by the parties. Plaintiff had alleged, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that AES and Dolphin Sub, Inc. aided and abetted such breach.

On April 26, 2011, a lawsuit was filed in the United States District Court for the Southern District of Ohio, Western Division (the "District Court"), naming each member of DPL's board of directors, AES and Dolphin Sub, Inc. as defendants and naming DPL as a nominal defendant. The lawsuit filed by Stephen Kubiak is a purported class action on behalf of plaintiff and an alleged class of DPL shareholders and a purported derivative action on behalf of DPL. Plaintiff alleges, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that AES and Dolphin Sub, Inc. aided and abetted such breach.

On April 27, 2011, another lawsuit was filed in the Court of Common Pleas of Montgomery County, Ohio, naming DPL, each member of DPL's board of directors, AES and Dolphin Sub, Inc. as defendants. The lawsuit filed by Laurence D. Paskowitz was a purported class action on behalf of plaintiff and an alleged class of DPL shareholders. On March 21, 2012, the Court entered an order dismissing this lawsuit with prejudice pursuant to a stipulation filed by the parties.    Plaintiff had alleged, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that DPL, AES and Dolphin Sub, Inc. aided and abetted such breach.

On April 28, 2011, a lawsuit was filed in the Court of Common Pleas of Montgomery County, Ohio, naming DPL and each member of DPL's board of directors as defendants. The lawsuit filed by Payne Family Trust is a purported class action on behalf of plaintiff and an alleged class of DPL shareholders. Plaintiff alleges, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES.

On May 4, 2011, a lawsuit was filed in the District Court naming DPL, each member of DPL's board of directors, AES and Dolphin Sub, Inc. as defendants. The lawsuit filed by Patrick Nichting is a purported class action on behalf of plaintiff and an alleged class of DPL shareholders and a purported derivative action on behalf of DPL. Plaintiff alleges, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that DPL, AES and Dolphin Sub, Inc. aided and abetted such breach.

On May 20, 2011, a lawsuit was filed in the District Court naming DPL, each member of DPL's board of directors, AES and Dolphin Sub, Inc. as defendants. The lawsuit filed by Ralph B. Holtmann and Catherine P. Holtmann is a purported class action on behalf of plaintiffs and an alleged class of DPL shareholders. Plaintiffs allege, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that DPL, AES and Dolphin Sub, Inc. aided and abetted such breach.

On May 24, 2011, a lawsuit was filed in the Court of Common Pleas of Montgomery County, Ohio, naming each member of DPL's board of directors and AES as defendants and naming DPL as a nominal defendant. The lawsuit filed by Maxine Levy was a purported class action on behalf of plaintiff and an alleged class of DPL shareholders and a purported derivative action on behalf of DPL. On March 22, 2012, the Court entered an order dismissing this lawsuit with prejudice pursuant to a stipulation filed by the parties. Plaintiff had alleged, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that AES and Dolphin Sub, Inc. aided and abetted such breach.

On June 13, 2011, the three actions in the District Court were consolidated. On June 14, 2011, the District Court granted Plaintiff Nichting's motion to appoint lead and liaison counsel. On June 30, 2011, plaintiffs in the consolidated federal action filed an amended complaint that added claims based on alleged omissions in the preliminary proxy statement that DPL filed on June 22, 2011 (the "Preliminary Proxy Statement"). Plaintiffs, in their individual capacity only, asserted a claim against DPL and its directors under Section 14(a) of the Securities Exchange Act of 1934 (the "Exchange Act") for purported omissions in the Preliminary Proxy Statement and a claim against DPL's directors for control person liability under Section 20(a) of the Exchange Act. In addition, plaintiffs purported to assert state law claims directly on behalf of Plaintiffs and an alleged class of DPL shareholders and derivatively on behalf of DPL. Plaintiffs alleged, among other things, that DPL's directors breached their fiduciary duties in approving the Merger Agreement for the Merger of DPL and AES and that DPL, AES and Dolphin Sub, Inc. aided and abetted such breach.

On February 24, 2012, the District Court entered an order approving a settlement between DPL, DPL's directors, AES and Dolphin Sub, Inc. and the plaintiffs in the consolidated federal action. The settlement resolves all pending federal court litigation related to the Merger, including the Kubiak, Holtmann and Nichting actions, results in the release by the plaintiffs and the proposed settlement class of all claims that were or could have been brought challenging any aspect of the Merger Agreement, the Merger and any disclosures made in connection therewith and provides for an immaterial award of plaintiffs' attorneys' fees and expenses.

Business Segments	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Business Segments [Abstract]
Business Segments

14. Business Segments

DPL operates through two segments consisting of the operations of two of its wholly owned subsidiaries, DP&L (Utility segment) and DPLER, including the results of DPLER's wholly owned subsidiary, MC Squared (Competitive Retail segment). This is how we view our business and make decisions on how to allocate resources and evaluate performance.

The Utility segment is comprised of DP&L's electric generation, transmission and distribution businesses which generate and sell electricity to residential, commercial, industrial and governmental customers. Electricity for the segment's 24 county service area is primarily generated at eight coal-fired power plants and is distributed to more than 500,000 retail customers who are located in a 6,000 square mile area of West Central Ohio. DP&L also sells electricity to DPLER and any excess energy and capacity is sold into the wholesale market. DP&L's transmission and distribution businesses are subject to rate regulation by federal and state regulators while rates for its generation business are deemed competitive under Ohio law.

The Competitive Retail segment is comprised of the DPLER and MC Squared competitive retail electric service businesses which sell retail electric energy under contract to residential, commercial, industrial and governmental customers who have selected DPLER or MC Squared as their alternative electric supplier. The Competitive Retail segment sells electricity to approximately 70,000 customers currently located throughout Ohio and in Illinois. In February 2011, DPLER purchased MC Squared, a Chicago-based retail electricity supplier, which serves more than 5,900 customers in Northern Illinois. At the end of the second quarter of 2012, MC Squared added approximately 29,000 new customers in Illinois cities as a result of various governmental aggregation agreements. These new customers have not yet been billed and are not included in the customer counts above. Due to increased competition in Ohio, since 2010 we have increased the number of employees and resources assigned to manage the Competitive Retail segment and increased its marketing to customers. The Competitive Retail segment's electric energy used to meet its sales obligations was purchased from DP&L and PJM. Intercompany sales from DP&L to DPLER are based on fixed-price contracts for each DPLER customer; the price approximates market prices for wholesale power at the inception of each customer's contract. The Competitive Retail segment has no transmission or generation assets. The operations of the Competitive Retail segment are not subject to cost-of-service rate regulation by federal or state regulators.

Included within the "Other" column are other businesses that do not meet the GAAP requirements for disclosure as reportable segments as well as certain corporate costs which include interest expense on DPL's debt.

Management evaluates segment performance based on gross margin. The accounting policies of the reportable segments are the same as those described in Note 1 – Overview and Summary of Significant Accounting Policies. Intersegment sales and profits are eliminated in consolidation.

The following table presents financial information for each of DPL's reportable business segments:

Successor
$ in millions	Utility	Competitive Retail	Other	Adjustments and Eliminations	DPL Consolidated

Three Months Ended June 30, 2012
Revenues from external customers	$261.7	$109.9	$10.4	$-	$382.0
Intersegment revenues	84.9	-	0.8	(85.7)	-
Total revenues	346.6	109.9	11.2	(85.7)	382.0

Fuel	68.6	-	0.3	-	68.9
Purchased power	69.3	95.5	0.4	(84.9)	80.3
Amortization of intangibles	-	-	19.2	-	19.2

Gross margin	$208.7	$14.4	$(8.7)	$(0.8)	$213.6

Depreciation and amortization	$36.1	$(0.1)	$(4.9)	$-	$31.1
Interest expense	9.4	0.1	23.1	(0.2)	32.4
Income tax expense (benefit)	15.6	6.5	(9.7)	-	12.4
Net income (loss)	31.3	1.5	(20.4)	-	11.9

Cash capital expenditures	56.3	0.1	0.1	-	56.5
Total assets	3,488.5	76.5	2,443.8	-	6,008.8

Predecessor

Three Months Ended June 30, 2011
Revenues from external customers	$315.9	$102.0	$15.4	$-	$433.3
Intersegment revenues	81.0	-	1.0	(82.0)	-
Total revenues	396.9	102.0	16.4	(82.0)	433.3

Fuel	89.1	-	3.0	-	92.1
Purchased power	104.4	89.5	0.7	(81.0)	113.6

Gross margin	$203.4	$12.5	$12.7	$(1.0)	$227.6

Depreciation and amortization	$33.4	$-	$1.7	$-	$35.1
Interest expense	9.7	0.1	7.9	(0.1)	17.6
Income tax expense (benefit)	15.5	3.3	(2.5)	-	16.3
Net income (loss)	30.8	5.7	(3.7)	(1.1)	31.7

Cash capital expenditures	48.4	-	-	-	48.4

Year Ended December 31, 2011
Total assets	3,525.7	69.9	2,501.5	-	6,097.1

Successor
$ in millions	Utility	Competitive Retail	Other	Adjustments and Eliminations	DPL Consolidated

Six Months Ended June 30, 2012
Revenues from external customers	$574.5	$222.0	$19.5	$-	$816.0
Intersegment revenues	171.7	-	1.7	(173.4)	-
Total revenues	746.2	222.0	21.2	(173.4)	816.0

Fuel	164.2	-	2.1	-	166.3
Purchased power	154.2	192.2	0.4	(171.7)	175.1
Amortization of intangibles	-	-	47.0	-	47.0

Gross margin	$427.8	$29.8	$(28.3)	$(1.7)	$427.6

Depreciation and amortization	$70.8	$0.1	$(8.4)	$-	$62.5
Interest expense	19.0	0.3	43.1	(0.4)	62.0
Income tax expense (benefit)	32.9	9.9	(22.7)	-	20.1
Net income (loss)	69.4	7.5	(43.3)	-	33.6

Cash capital expenditures	109.5	0.5	0.5	-	110.5
Total assets	3,488.5	76.5	2,443.8	-	6,008.8

Predecessor

Six Months Ended June 30, 2011
Revenues from external customers	$690.6	$196.0	$27.3	$-	$913.9
Intersegment revenues	156.1	-	2.0	(158.1)	-
Total revenues	846.7	196.0	29.3	(158.1)	913.9

Fuel	187.7	-	4.2	-	191.9
Purchased power	222.2	167.2	1.1	(156.1)	234.4

Gross margin	$436.8	$28.8	$24.0	$(2.0)	$487.6

Depreciation and amortization	$66.5	$0.1	$3.6	$-	$70.2
Interest expense	19.4	0.1	15.1	(0.1)	34.5
Income tax expense (benefit)	42.5	9.9	(11.3)	-	41.1
Net income (loss)	83.5	11.8	(18.5)	(1.6)	75.2

Cash capital expenditures	90.8	-	0.6	-	91.4

Year Ended December 31, 2011
Total assets	3,525.7	69.9	2,501.5	-	6,097.1

19. Business Segments

DPL operates through two segments consisting of the operations of two of its wholly-owned subsidiaries, DP&L (Utility segment) and DPLER (Competitive Retail segment) and DPLER's wholly-owned subsidiary, MC Squared (Competitive Retail segment). This is how we view our business and make decisions on how to allocate resources and evaluate performance.

The Utility segment is comprised of DP&L's electric generation, transmission and distribution businesses which generate and sell electricity to residential, commercial, industrial and governmental customers. Electricity for the segment's 24 county service area is primarily generated at eight coal-fired power plants and is distributed to more than 500,000 retail customers who are located in a 6,000 square mile area of West Central Ohio. DP&L also sells electricity to DPLER and any excess energy and capacity is sold into the wholesale market. DP&L's transmission and distribution businesses are subject to rate regulation by federal and state regulators while rates for its generation business are deemed competitive under Ohio law.

The Competitive Retail segment is DPLER's and MC Squared's competitive retail electric service businesses which sell retail electric energy under contract to residential, commercial, industrial and governmental customers who have selected DPLER or MC Squared as their alternative electric supplier. The Competitive Retail segment sells electricity to approximately 40,000 customers currently located throughout Ohio and in Illinois. In February 2011, DPLER purchased MC Squared, a Chicago-based retail electricity supplier, which serves approximately 3,157 customers in Northern Illinois. Due to increased competition in Ohio, since 2010 we have increased the number of employees and resources assigned to manage the Competitive Retail segment and increased its marketing to customers. The Competitive Retail segment's electric energy used to meet its sales obligations was purchased from DP&L and PJM. During 2010, we implemented a new wholesale agreement between DP&L and DPLER. Under this agreement, intercompany sales from DP&L to DPLER were based on the market prices for wholesale power. In periods prior to 2010, DPLER's purchases from DP&L were transacted at prices that approximated DPLER's sales prices to its end-use retail customers. The Competitive Retail segment has no transmission or generation assets. The operations of the Competitive Retail segment are not subject to cost-of-service rate regulation by federal or state regulators.

Included within the "Other" column are other businesses that do not meet the GAAP requirements for disclosure as reportable segments as well as certain corporate costs which include interest expense on DPL's debt.

Management evaluates segment performance based on gross margin. The accounting policies of the reportable segments are the same as those described in Note 1 Overview and Summary of Significant Accounting Policies. Intersegment sales and profits are eliminated in consolidation.

The following tables present financial information for each of DPL's reportable business segments:

				Adjustments
		Competitive		and	DPL
$ in millions	Utility	Retail	Other	Eliminations	Consolidated

November 28, 2011 through December 31, 2011 (Successor)
Revenues from external customers	$116.2	$38.2	$2.5	$-	$156.9
Intersegment revenues	27.8	-	0.3	(28.1)	-
Total revenues	144.0	38.2	2.8	(28.1)	156.9

Fuel	34.5	-	1.3	-	35.8
Purchased power	31.0	33.4	-	(27.7)	36.7

Gross margin (a)	78.5	4.8	(10.1)	(0.4)	72.8

Depreciation and amortization	12.7	-	(1.1)	-	11.6
Interest expense	2.8	0.1	8.8	(0.2)	11.5
Income tax expense (benefit)	5.8	1.1	(6.3)	-	0.6
Net income (loss)	$45.8	$1.7	$(53.7)	$-	$(6.2)

Total assets	$3,525.7	$69.9	$2,501.5	$-	$6,097.1
Capital expenditures	$30.5	$-	$-	$-	$30.5

January 1, 2011 through November 27, 2011 (Predecessor)
Revenues from external customers	$1,234.5	$387.2	$49.2	$-	$1,670.9
Intersegment revenues	299.2	-	3.7	(302.9)	-
Total revenues	1,533.7	387.2	52.9	(302.9)	1,670.9

Fuel	346.1	-	9.7	-	355.8
Purchased power	370.6	330.5	2.7	(299.2)	404.6

Gross margin (a)	817.0	56.7	40.5	(3.7)	910.5

Depreciation and amortization	122.2	0.6	6.6	-	129.4
Interest expense	35.4	0.2	23.4	(0.3)	58.7
Income tax expense (benefit)	98.4	16.7	(13.1)	-	102.0
Net income (loss)	$147.4	$24.1	$(21.0)	$-	$150.5

Capital expenditures	$174.0	$-	$0.2	$-	$174.2

(a) For purposes of discussing operating results, we present and discuss gross margins. This format is useful to investors because it allows analysis and comparability of operating trends and includes the same information that is used by management to make decisions regarding our financial performance.

				Adjustments
		Competitive		and	DPL
$ in millions	Utility	Retail	Other	Eliminations	Consolidated

Year Ended December 31, 2010 (Predecessor)
Revenues from external customers	$1,500.3	$277.0	$54.1	$-	$1,831.4
Intersegment revenues	238.5	-	4.5	(243.0)	-
Total revenues	1,738.8	277.0	58.6	(243.0)	1,831.4

Fuel	371.9	-	12.0	-	383.9
Purchased power	383.5	238.5	3.9	(238.5)	387.4

Gross margin (a)	983.4	38.5	42.7	(4.5)	1,060.1

Depreciation and amortization	130.7	0.2	8.5	-	139.4
Interest expense	37.1	-	33.5	-	70.6
Income tax expense (benefit)	135.2	10.5	(2.7)	-	143.0
Net income (loss)	$277.7	$18.8	$(3.5)	$(2.7)	$290.3

Total assets	$3,475.4	$35.7	$302.2	$-	$3,813.3
Capital expenditures	$148.2	$-	$3.2	$-	$151.4

Year Ended December 31, 2009 (Predecessor)
Revenues from external customers	$1,436.0	$65.5	$37.8	$-	$1,539.3
Intersegment revenues	64.8	-	3.8	(68.6)	-
Total revenues	1,500.8	65.5	41.6	(68.6)	1,539.3

Fuel	323.6	-	6.8	-	330.4
Purchased power	259.2	64.8	1.0	(64.8)	260.2

Gross margin (a)	918.0	0.7	33.7	(3.6)	948.8

Depreciation and amortization	135.5	0.1	9.9	-	145.5
Interest expense	38.5	-	44.5	-	83.0
Income tax expense (benefit)	124.5	(0.8)	(11.2)	-	112.5
Net income (loss)	$258.9	$(2.7)	$(21.4)	$(5.7)	$229.1

Total assets	$3,457.4	$6.6	$177.7	$-	$3,641.7
Capital expenditures	$144.0	$-	$1.3	$-	$145.3

(a) For purposes of discussing operating results, we present and discuss gross margins. This format is useful to investors because it allows analysis and comparability of operating trends and includes the same information that is used by management to make decisions regarding our financial performance.

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation

12. Share-Based Compensation

In April 2006, DPL's shareholders approved The DPL Inc. Equity and Performance Incentive Plan (the EPIP) which became immediately effective for a term of ten years. The Compensation Committee of the Board of Directors designated the employees and directors eligible to participate in the EPIP and the times and types of awards to be granted. A total of 4,500,000 shares of DPL common stock had been reserved for issuance under the EPIP.

As a result of the Merger with AES (see Note 2), vesting of all share-based awards was accelerated as of the Merger date. The remaining compensation expense of $5.5 million ($3.6 million after tax) was expensed as of the Merger date.

The following table summarizes share-based compensation expense (note that there is no share-based compensation activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
$ in millions	27, 2011	2010	2009
Restricted stock units	$-	$-	$-
Performance shares	2.4	2.1	1.8
Restricted shares	5.3	1.7	0.7
Non-employee directors' RSUs	0.6	0.4	0.5
Management performance shares	1.8	0.5	0.7
Share-based compensation included in
Operation and maintenance expense	10.1	4.7	3.7
Income tax expense / (benefit)	(3.5)	(1.6)	(1.3)
Total share-based compensation, net of tax	$6.6	$3.1	$2.4

Share-based awards issued in DPL's common stock were distributed from treasury stock prior to the Merger; as of the Merger date, remaining share-based awards were distributed in cash in accordance with the Merger Agreement.

Determining Fair Value

Valuation and Amortization Method – We estimated the fair value of performance shares using a Monte Carlo simulation; restricted shares were valued at the closing market price on the day of grant and the Directors' RSUs were valued at the closing market price on the day prior to the grant date. We amortized the fair value of all awards on a straight-line basis over the requisite service periods, which were generally the vesting periods.

Expected Volatility – Our expected volatility assumptions were based on the historical volatility of DPL common stock. The volatility range captured the high and low volatility values for each award granted based on its specific terms.

Expected Life – The expected life assumption represented the estimated period of time from the grant date until the exercise date and reflected historical employee exercise patterns.

Risk-Free Interest Rate – The risk-free interest rate for the expected term of the award was based on the corresponding yield curve in effect at the time of the valuation for U.S. Treasury bonds having the same term as the expected life of the award, i.e., a five-year bond rate was used for valuing an award with a five year expected life.

Expected Dividend Yield – The expected dividend yield was based on DPL's current dividend rate, adjusted as necessary to capture anticipated dividend changes and the 12 month average DPL common stock price.

Expected Forfeitures – The forfeiture rate used to calculate compensation expense was based on DPL's historical experience, adjusted as necessary to reflect special circumstances.

Stock Options

In 2000, DPL's Board of Directors adopted and DPL's shareholders approved The DPL Inc. Stock Option Plan. With the approval of the EPIP in April 2006, no new awards were granted under The DPL Inc. Stock Option Plan. Prior to the Merger, all outstanding stock options had been exercised or had expired.

Summarized stock option activity was as follows (note that there is no stock option activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
	27, 2011	2010	2009
Options:
Outstanding at beginning of period	351,500	417,500	836,500
Granted	-	-	-
Exercised	(75,500)	(66,000)	(419,000)
Expired	(276,000)	-	-
Forfeited	-	-	-
Outstanding at end of period	-	351,500	417,500

Exercisable at end of period	-	351,500	417,500

Weighted average option prices per share:
Outstanding at beginning of period	$28.04	$27.16	$24.64
Granted	$-	$-	$-
Exercised	$21.02	$21.00	$21.53
Expired	$29.42	$-	$-
Forfeited	$-	$-	$-
Outstanding at end of period	$-	$28.04	$27.16

Exercisable at end of period	$-	$28.04	$27.16

The following table reflects information about stock option activity during the period (note that there is no stock option activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
$ in millions	27, 2011	2010	2009
Weighted-average grant date fair value of options
granted during the period	$-	$-	$-
Intrinsic value of options exercised during the period	$0.7	$0.5	$2.2
Proceeds from stock options exercised during the period	$1.6	$1.4	$9.0
Excess tax benefit from proceeds of stock options
exercised	$0.2	$0.1	$0.7
Fair value of shares that vested during the period	$-	$-	$-
Unrecognized compensation expense	$-	$-	$-
Weighted average period to recognize
compensation expense (in years)	-	-	-

Restricted Stock Units (RSUs)

RSUs were granted to certain key employees prior to 2001. As of the Merger date, there were no RSUs outstanding.

Summarized RSU activity was as follows (note that there is no RSU activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
	27, 2011	2010	2009
RSUs:
Outstanding at beginning of period	-	3,311	10,120
Granted	-	-	-
Dividends	-	-	-
Exercised	-	(3,311)	(6,809)
Forfeited	-	-	-
Outstanding at end of period	-	-	3,311
Exercisable at end of period	-	-	-

Performance Shares

Under the EPIP, the Board of Directors adopted a Long-Term Incentive Plan (LTIP) under which DPL granted a targeted number of performance shares of common stock to executives. Grants under the LTIP were awarded based on a Total Shareholder Return Relative to Peers performance. The Total Shareholder Return Relative to Peers is considered a market condition in accordance with the accounting guidance for share-based compensation.

At the Merger date, vesting for all non-vested LTIP performance shares was accelerated on a pro rata basis and such shares were cashed out at the $30.00 per share merger consideration price in accordance with the Merger Agreement.

Summarized Performance Share activity was as follows (note that there is no Performance Share activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
	27, 2011	2010	2009
Performance shares:
Outstanding at beginning of year	278,334	237,704	156,300
Granted	85,093	161,534	124,588
Exercised	(198,699)	(91,253)	-
Expired	(66,836)	-	(36,445)
Forfeited	(97,892)	(29,651)	(6,739)
Outstanding at period end	-	278,334	237,704
Exercisable at period end	-	66,836	47,355

The following table reflects information about Performance Share activity during the period (note that there is no Performance Share activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
$ in millions	27, 2011	2010	2009
Weighted-average grant date fair value of performance shares granted
during the period	$2.2	$2.9	$2.8
Intrinsic value of performance shares exercised during the period	$6.0	$2.5	$-
Proceeds from performance shares exercised during the period	$-	$-	$-
Excess tax benefit from proceeds of performance shares exercised	$0.7	$-	$-
Fair value of performance shares that vested during the period	$4.7	$1.6	$1.6
Unrecognized compensation expense	$-	$2.4	$2.1
Weighted average period to recognize compensation expense (in years)	-	1.7	1.7

The following table shows the assumptions used in the Monte Carlo Simulation to calculate the fair value of the performance shares granted during the period:

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
	27, 2011	2010	2009
Expected volatility	24.0%	24.3%	22.8% - 23.3%
Weighted-average expected volatility	24.0%	24.3%	22.8%
Expected life (years)	3.0	3.0	3.0
Expected dividends	5.0%	4.5%	5.4% - 5.6%
Weighted-average expected dividends	5.0%	4.5%	5.6%
Risk-free interest rate	1.2%	1.4%	0.3% - 1.5%

Restricted Shares

Under the EPIP, the Board of Directors granted shares of DPL Restricted Shares to various executives and other key employees. These Restricted Shares were registered in the recipient's name, carried full voting privileges, received dividends as declared and paid on all DPL common stock and vested after a specified service period.

In July 2008, the Board of Directors granted Restricted Share awards under the EPIP to a select group of management employees. The management Restricted Share awards had a three-year requisite service period, carried full voting privileges and received dividends as declared and paid on all DPL common stock.

On September 17, 2009, the Board of Directors approved a two-part equity compensation award under the EPIP for certain of DPL's executive officers. The first part was a Restricted Share grant and the second part was a matching Restricted Share grant. These Restricted Share grants generally vested after five years if the participant remained continuously employed with DPL or a DPL subsidiary and if the year-over-year average EPS had increased by at least 1% from 2009 to 2013. Under the matching Restricted Share grant, participants had a three-year period from the date of plan implementation during which they could purchase DPL common stock equal in value to up to two times their 2009 base salary. DPL matched the shares purchased with another grant of Restricted Shares (matching Restricted Share grant). The percentage match by DPL is detailed in the table below. The matching Restricted Share grant would have generally vested over a three-year period if the participant continued to hold the originally purchased shares and remained continuously employed with DPL or a DPL subsidiary. The Restricted Shares were registered in the recipient's name, carried full voting privileges and received dividends as declared and paid on all DPL common stock.

The matching criteria were:

Value (Cost Basis) of	Company % Match of
Shares Purchased as a	Value of Shares
% of 2009 Base Salary	Purchased
1% to 25%	25%
>25% to 50%	50%
>50% to 100%	75%
>100% to 200%	125%

The matching percentage was applied on a cumulative basis and the resulting Restricted Share grant was adjusted at the end of each calendar quarter. As a result of the Merger, the matching Restricted Share grants were suspended in March 2011.

In February 2011, the Board of Directors granted a targeted number of time-vested Restricted Shares to executives under the Long-Term Incentive Plan (LTIP). These Restricted Shares did not carry voting privileges nor did they receive dividend rights during the vesting period. In addition, a one-year holding period was implemented after the three-year vesting period was completed.

Restricted Shares could only be awarded in DPL common stock.

At the Merger date, vesting for all non-vested Restricted Shares was accelerated and all outstanding shares were cashed out at the $30.00 per share merger consideration price in accordance with the Merger Agreement.

Summarized Restricted Share activity was as follows (note that there is no Restricted Share activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
	27, 2011	2010	2009
Restricted shares:
Outstanding at beginning of year	219,391	218,197	69,147
Granted	67,346	42,977	159,050
Exercised	(286,737)	(20,803)	(10,000)
Forfeited	-	(20,980)	-
Outstanding at period end	-	219,391	218,197
Exercisable at period end	-	-	-

The following table reflects information about Restricted Share activity during the period (note that there is no Restricted Share activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
$ in millions	27, 2011	2010	2009
Weighted-average grant date fair value of restricted shares granted
during the period	$1.8	$1.1	$4.2
Intrinsic value of restricted shares exercised during the period	$8.6	$0.4	$0.3
Proceeds from restricted shares exercised during the period	$-	$-	$-
Excess tax benefit from proceeds of restricted shares exercised	$0.5	$0.1	$-
Fair value of restricted shares that vested during the period	$7.5	$0.6	$0.3
Unrecognized compensation expense	$-	$3.4	$4.3
Weighted-average period to recognize compensation expense (in years)	-	2.7	3.4

Non-Employee Director Restricted Stock Units

Under the EPIP, as part of their annual compensation for service to DPL and DP&L, each non-employee Director received a retainer in RSUs on the date of the shareholders' annual meeting. The RSUs became non-forfeitable on April 15 of the following year. The RSUs accrued quarterly dividends in the form of additional RSUs. Upon vesting, the RSUs became exercisable and were distributed in DPL common stock, unless the Director chose to defer receipt of the shares until a later date. The RSUs were valued at the closing stock price on the day prior to the grant and the compensation expense was recognized evenly over the vesting period.

At the Merger date, vesting for the remaining non-vested RSUs was accelerated and all vested RSUs (current and prior years) were cashed out at the $30.00 per share merger consideration price in accordance with the Merger Agreement.

The following table reflects information about Restricted Stock Unit activity (note that there is no non-employee Director RSU activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
	27, 2011	2010	2009
Restricted stock units:
Outstanding at beginning of year	16,320	20,712	15,546
Granted	14,392	15,752	20,016
Dividends accrued	3,307	2,484	1,737
Vested and exercised	(34,019)	(2,618)	(2,066)
Vested, exercised and deferred	-	(20,010)	(14,521)
Forfeited	-	-	-
Outstanding at period end	-	16,320	20,712
Exercisable at period end	-	-	-

The following table reflects information about non-employee Director RSU activity during the period (note that there is no non-employee Director RSU activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
$ in millions	27, 2011	2010	2009
Weighted-average grant date fair value of non-employee Director RSUs
granted during the period	$0.5	$0.5	$0.5
Intrinsic value of non-employee Director RSUs exercised during the period	$1.0	$0.5	$0.4
Proceeds from non-employee Director RSUs exercised during the period	$-	$-	$-
Excess tax benefit from proceeds of non-employee Director RSUs exercised	$-	$-	$-
Fair value of non-employee Director RSUs that vested during the period	$1.0	$0.6	$0.5
Unrecognized compensation expense	$-	$0.1	$0.1
Weighted-average period to recognize compensation expense (in years)	-	0.3	0.3

Management Performance Shares

Under the EPIP, the Board of Directors granted compensation awards for select management employees. The grants had a three year requisite service period and certain performance conditions during the performance period. The management performance shares could only be awarded in DPL common stock.

At the Merger date, vesting for all non-vested management performance shares was accelerated; some of the awards vested at target shares and other awards vested at a pro rata share of target. All vested shares were cashed out at the $30.00 per share merger consideration price in accordance with the Merger Agreement.

Summarized Management Performance Share activity was as follows (note that there is no Management Performance Share activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
	27, 2011	2010	2009
Management performance shares:
Outstanding at beginning of year	104,124	84,241	39,144
Granted	49,510	37,480	48,719
Expired	(31,081)	-	-
Exercised	(111,289)	-	-
Forfeited	(11,264)	(17,597)	(3,622)
Outstanding at period end	-	104,124	84,241
Exercisable at period end	-	31,081	-

The following table shows the assumptions used in the Monte Carlo Simulation to calculate the fair value of the Management Performance Shares granted during the period:

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
	27, 2011	2010	2009
Expected volatility	24.0%	24.3%	22.8%
Weighted-average expected volatility	24.0%	24.3%	22.8%
Expected life (years)	3.0	3.0	3.0
Expected dividends	5.0%	4.5%	5.6%
Weighted-average expected dividends	5.0%	4.5%	5.6%
Risk-free interest rate	1.2%	1.4%	1.5%

The following table reflects information about Management Performance Share activity during the period (note that there is no Management Performance Share activity after November 27, 2011 as a result of the Merger):

	Predecessor
		For the years ended
		December 31,
	January 1,
	2011
	through
	November
$ in millions	27, 2011	2010	2009
Weighted-average grant date fair value of management performance shares
granted during the period	$1.3	$0.9	$1.0
Intrinsic value of management performance shares exercised during the period	$3.3	$-	$-
Proceeds from management performance shares exercised during the period	$-	$-	$-
Excess tax benefit from proceeds of management performance shares exercised	$-	$-	$-
Fair value of management performance shares that vested during the period	$2.7	$0.9	$-
Unrecognized compensation expense	$-	$0.9	$1.0
Weighted-average period to recognize compensation expense (in years)	-	1.7	1.6

Redeemable Preferred Stock	12 Months Ended
Dec. 31, 2011
Redeemable Preferred Stock [Abstract]
Redeemable Preferred Stock

13. Redeemable Preferred Stock

DP&L has $100 par value preferred stock, 4,000,000 shares authorized, of which 228,508 were outstanding as of December 31, 2011. DP&L also has $25 par value preferred stock, 4,000,000 shares authorized, none of which was outstanding as of December 31, 2011. The table below details the preferred shares outstanding at December 31, 2011:

				Successor	Predecessor
		Redemption		Carrying	Carrying
		Price at	Shares	Value(a)	Value(b)
	Preferred	December 31,	Outstanding at	December 31,	December 31,
	Stock	2011	December 31,	2011	2010
	Rate	($ per share)	2011	($ in millions)	($ in millions)
DP&L Series A	3.75%	$102.50	93,280	$7.4	$9.3
DP&L Series B	3.75%	$103.00	69,398	5.6	7.0
DP&L Series C	3.90%	$101.00	65,830	5.4	6.6
Total			228,508	$18.4	$22.9

(a) Carrying value is fair value at Merger date - November 28, 2011.

(b) Carrying value is par value.

The DP&L preferred stock may be redeemed at DP&L's option as determined by its Board of Directors at the per-share redemption prices indicated above, plus cumulative accrued dividends. In addition, DP&L's Amended Articles of Incorporation contain provisions that permit preferred stockholders to elect members of the Board of Directors in the event that cumulative dividends on the preferred stock are in arrears in an aggregate amount equivalent to at least four full quarterly dividends. Since this potential redemption-triggering event is not solely within the control of DP&L, the preferred stock is presented on the Balance Sheets as "Redeemable Preferred Stock" in a manner consistent with temporary equity.

As long as any DP&L preferred stock is outstanding, DP&L's Amended Articles of Incorporation also contain provisions restricting the payment of cash dividends on any of its common stock if, after giving effect to such dividend, the aggregate of all such dividends distributed subsequent to December 31, 1946 exceeds the net income of DP&L available for dividends on its common stock subsequent to December 31, 1946, plus $1.2 million. This dividend restriction has historically not affected DP&L's ability to pay cash dividends and, as of December 31, 2011, DP&L's retained earnings of $589.1 million were all available for common stock dividends payable to DPL. We do not expect this restriction to have an effect on the payment of cash dividends in the future. DPL records dividends on preferred stock of DP&L within Interest expense on the Statements of Results of Operations.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

6. Goodwill and Other Intangible Assets

Goodwill at November 28, 2011 represents the value assigned at the Merger date. DPL had no goodwill recorded at December 31, 2010 and during the January 1, 2011 through November 27, 2011 predecessor period. Goodwill as of November 28, 2011 and December 31, 2011 was $2,568.1 million. DPL did not recognize any impairment losses related to goodwill during 2011.

The following tables summarize the balances comprising Intangible assets as of December 31, 2011:

$ in millions	December 31, 2011
	Gross	Accumulated	Net
	Balance	Amortization	Balance
Subject to Amortization
Electric Security Plan (a)	$87.0	$(8.6)	$78.4
Customer contracts (b)	28.0	(3.0)	25.0
Customer relationships (c)	31.8	(0.5)	31.3
Other (d)	3.9	(1.2)	2.7
	150.7	(13.3)	137.4
Not subject to Amortization
Tradmark/Trade name (e)	5.0	-	5.0

Total intangibles	$155.7	$(13.3)	$142.4

The following table summarizes, by category, intangible assets acquired during the year ended December 31, 2011:

			Weighted
			Average
		Subject to	Amortization
		Amortization/	Period	Amortization
$ in millions	Amount	Indefinite-lived	(years)	Method

Electric security plan (a)(f)	$87.0	Subject to amortization	1	Other
Customer contracts (b)(f)	28.0	Subject to amortization	3	Other
Customer relationships (c )	31.8	Subject to amortization	15	Straight line
Other(a)	1.2	Subject to amortization	Various	As Utilized
Trademark/Trade name (e)	5.0	Indefinite-lived	N/A	N/A
	$153.0

(a) Represents the value of DP&L's Electric Security Plan which is a rate plan for the supply and pricing of electric generation services. It provides a level of price stability to consumers of electricity compared to market-based electricity prices.

(b) Represents above market contracts that DPLER has with third party customers existing as of the Merger date.

(c) Represents relationships DPLER has with third party customers as of the Merger date, where DPLER has regular contact with the customer, and the customer has the ability to make direct contract with DPLER.

(d) Consists of various intangible assets including renewable energy credits, emission allowances, and other intangibles, none of which are individually significant.

(e) Trademark/Trade name represents the value assigned to the trade name of DPLER.

(f) The amortization method used reflects the pattern in which the economic benefits of the intangible asset are consumed. Amortization of these intangible assets is shown as a reduction within gross margin on our Consolidated Statements of Results of Operations.

Most of the intangible assets acquired during the period disclosed above arose from the acquisition of DPL by AES (see Note 2 for more information). An immaterial amount of intangible assets was acquired by DPL through the acquisition of MC Squared Energy Services on February 28, 2011.

The following table summarizes the amortization expense, broken down by intangible asset category for 2012 through 2016:

	Estimated amortization expense
$ in millions	2012	2013	2014	2015	2016

Electric security plan	$78.4	$-	$-	$-	$-
Customer contracts	17.1	6.8	1.1	-	-
Customer relationships	2.5	2.5	2.5	2.5	2.2
Other	-	0.3	0.2	0.2	-

	$98.0	$9.6	$3.8	$2.7	$2.2

Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2011
Comprehensive Income (Loss) [Abstract]
Comprehensive Income (Loss)

15. Accumulated Other Comprehensive Income (Loss)

AOCI is included on our balance sheets within the Common shareholders' equity sections. The following table provides the components that constitute the balance sheet amounts in AOCI at December 31, 2011 and 2010:

DPL	Successor	Predecessor
$ in millions	2011	2010

Financial instruments, net of tax	$-	$0.6
Cash flow hedges, net of tax	(0.5)	19.6
Pension and postretirement benefits, net of tax	0.1	(39.1)
Total	$(0.4)	$(18.9)

Insurance Recovery	12 Months Ended
Dec. 31, 2011
Insurance Recovery [Abstract]
Insurance Recovery

17. Insurance Recovery

On May 16, 2007, DPL filed a claim with Energy Insurance Mutual (EIM) to recoup legal costs associated with our litigation against certain former executives. On February 15, 2010, after having engaged in both mediation and arbitration, DPL and EIM entered into a settlement agreement resolving all coverage issues and finalizing all obligations in connection with the claim. The proceeds from the settlement amounted to $3.4 million, net of associated expenses, and were recorded as a reduction to operation and maintenance expense during the year ended December 31, 2010.

Selected Quarterly Information (Unaudited)	12 Months Ended
Dec. 31, 2011
Selected Quarterly Information (Unaudited) [Abstract]
Selected Quarterly Information (Unaudited)

20. Selected Quarterly Information (Unaudited)

DPL
	For the 2011 periods ended (a)
$ in millions except per share amount	Predecessor				Successor
and common stock market price	March 31	June 30	September 30	November 27	December 31
Revenues	$480.6	$433.4	$497.5	$259.4	$156.9
Operating income	$100.9	$65.8	$112.9	$48.2	$6.1
Net income (loss)	$43.5	$31.7	$67.1	$8.2	$(6.2)

Earnings per share of common stock:
Basic	$0.38	$0.28	$0.58	$0.07	N/A
Diluted	$0.38	$0.28	$0.58	$0.07	N/A

Dividends declared per share	$0.3325	$0.3325	$0.3325	$0.5400	N/A

(a) Periods ended March 31, June 30, and September 30 represent three months then ended. Period ended November 27 represents approximately two months then ended and period ended December 31, represents approximately one month then ended.

	For the 2010 quarters ended
$ in millions except per share amount	Predecessor
and common stock market price	March 31	June 30	September 30	December 31
Revenues	$437.0	$434.1	$502.3	$458.0
Operating income	$126.0	$109.3	$144.6	$124.5
Net income	$71.0	$61.4	$86.4	$71.5

Earnings per share of common stock:
Basic	$0.61	$0.53	$0.75	$0.62
Diluted	$0.61	$0.53	$0.74	$0.62

Dividends declared and paid per share	$0.3025	$0.3025	$0.3025	$0.3025

Common stock market price - High	$28.47	$28.18	$26.65	$27.51
- Low	$26.51	$23.80	$23.95	$25.33

Schedule II Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Schedule II Valuation And Qualifying Accounts [Abstract]
Schedule II Valuation And Qualifying Accounts

Schedule II

DPL Inc.

VALUATION AND QUALIFYING ACCOUNTS

For the period November 28, 2011 throught December 31, 2011, the period January 1, 2011 through November 27, 2011 and the years ended December 31, 2010 and 2009.

$ in thousands
Description	Balance at Beginning of Period	Additions	Deductions (1)	Balance at End of Period

November 28, 2011 through December 31, 2011 (Successor):
Deducted from accounts receivable -
Provision for uncollectible accounts	$1,062	$643	$569	$1,136

Deducted from deferred tax assets -
Valuation allowance for deferred tax assets	$7,086	$349	$733	$6,702

January 1, 2011 through November 27, 2011 (Predecessor):
Deducted from accounts receivable -
Provision for uncollectible accounts	$871	$5,716	$5,525	$1,062

Deducted from deferred tax assets -
Valuation allowance for deferred tax assets	$13,079	$2,705	$8,698	$7,086

2010 (Predecessor):
Deducted from accounts receivable -
Provision for uncollectible accounts	$1,101	$4,148	$4,378	$871

Deducted from deferred tax assets -
Valuation allowance for deferred tax assets	$11,955	$1,124	$-	$13,079

2009 (Predecessor):
Deducted from accounts receivable -
Provision for uncollectible accounts	$1,084	$5,168	$5,151	$1,101

Deducted from deferred tax assets -
Valuation allowance for deferred tax assets	$10,685	$1,270	$-	$11,955

(1) Amounts written off, net of recoveries of accounts previously written off.

Overview and Summary of Significant Accounting Policies (Policy)	3 Months Ended
Mar. 31, 2012
Overview and Summary of Significant Accounting Policies [Abstract]
Description of Business

Description of Business

DPL is a diversified regional energy company organized in 1985 under the laws of Ohio. DPL's two reportable segments are the Utility segment, comprised of its DP&L subsidiary, and the Competitive Retail segment, comprised of its DPLER operations, which include the operations of DPLER's wholly owned subsidiary MC Squared. Refer to Note 14 for more information relating to these reportable segments.

On November 28, 2011, DPL was acquired by AES in the Merger and DPL became a wholly owned subsidiary of AES. See Note 2.

DP&L is a public utility incorporated in 1911 under the laws of Ohio. DP&L is engaged in the generation, transmission, distribution and sale of electricity to residential, commercial, industrial and governmental customers in a 6,000 square mile area of West Central Ohio. Electricity for DP&L's 24 county service area is primarily generated at eight coal-fired power plants and is distributed to more than 500,000 retail customers. Principal industries served include automotive, food processing, paper, plastic manufacturing and defense.

DP&L's sales reflect the general economic conditions and seasonal weather patterns of the area. DP&L sells any excess energy and capacity into the wholesale market.

DPLER sells competitive retail electric service, under contract, to residential, commercial and industrial customers. DPLER's operations include those of its wholly owned subsidiary, MC Squared, which was acquired on February 28, 2011. DPLER has approximately 70,000 customers currently located throughout Ohio and Illinois. DPLER does not own any transmission or generation assets, and all of DPLER's electric energy was purchased from DP&L or PJM to meet its sales obligations. DPLER's sales reflect the general economic conditions and seasonal weather patterns of the areas it serves.

DPL's other significant subsidiaries include DPLE, which owns and operates peaking generating facilities from which it makes wholesale sales of electricity and MVIC, our captive insurance company that provides insurance services to us and our subsidiaries. All of DPL's subsidiaries are wholly owned.

DPL also has a wholly owned business trust, DPL Capital Trust II, formed for the purpose of issuing trust capital securities to investors.

DP&L's electric transmission and distribution businesses are subject to rate regulation by federal and state regulators while its generation business is deemed competitive under Ohio law. Accordingly, DP&L applies the accounting standards for regulated operations to its electric transmission and distribution businesses and records regulatory assets when incurred costs are expected to be recovered in future customer rates, and regulatory liabilities when current cost recoveries in customer rates relate to expected future costs.

DPL and its subsidiaries employed 1,493 people as of June 30, 2012, of which 1,446 employees were employed by DP&L. Approximately 53% of all employees are under a collective bargaining agreement which expires on October 31, 2014.

Property, Plant and Equipment

Property, Plant and Equipment

We record our ownership share of our undivided interest in jointly-held plants as an asset in property, plant and equipment. Property, plant and equipment are stated at cost. For regulated transmission and distribution property, cost includes direct labor and material, allocable overhead expenses and an allowance for funds used during construction (AFUDC). AFUDC represents the cost of borrowed funds and equity used to finance regulated construction projects. For non-regulated property, cost also includes capitalized interest. Capitalization of AFUDC and interest ceases at either project completion or at the date specified by regulators. AFUDC and capitalized interest was $1.2 million and $1.1 million during the three months and $2.6 million and $2.2 million during the six months ended June 30, 2012 and 2011, respectively.

For unregulated generation property, cost includes direct labor and material, allocable overhead expenses and interest capitalized during construction using the provisions of GAAP relating to the accounting for capitalized interest.

For substantially all depreciable property, when a unit of property is retired, the original cost of that property less any salvage value is charged to Accumulated depreciation and amortization.

Property is evaluated for impairment when events or changes in circumstances indicate that its carrying amount may not be recoverable.

Business Combination (Tables)	6 Months Ended
Jun. 30, 2012
Business Combinations [Abstract]
Schedule of Purchase Price Allocation [Table Text Block]

$ in millions	Current purchase price allocation	Preliminary purchase price allocation
Cash	$116.4	$116.4
Accounts receivable	277.6	277.6
Inventory	123.7	123.7
Other current assets	41.0	41.0
Property, plant and equipment	2,477.8	2,548.5
Intangible assets subject to amortization	147.2	166.3
Intangible assets - indefinite-lived	5.0	5.0
Regulatory assets	201.7	201.1
Other non-current assets	58.3	58.3
Current liabilities	(405.1)	(400.2)
Debt	(1,255.1)	(1,255.1)
Deferred taxes	(514.5)	(558.2)
Regulatory liabilities	(117.0)	(117.0)
Other non-current liabilities	(223.1)	(194.7)
Redeemable preferred stock	(18.4)	(18.4)
Net identifiable assets acquired	915.5	994.3
Goodwill	2,568.1	2,489.3
Net assets acquired	$3,483.6	$3,483.6

Supplemental Financial Information and Comprehensive Income (Tables)	6 Months Ended
Jun. 30, 2012
Consolidated Statements of Comprehensive Income/(Loss)
Schedule of Supplemental Financial Information

$ in millions	At June 30, 2012	At December 31, 2011
	Successor
Accounts receivable, net:
Unbilled revenue	$71.5	$72.4
Customer receivables	108.2	113.2
Amounts due from partners in jointly-owned plants	20.4	29.2
Coal sales	3.1	1.0
Other	5.9	4.4
Provision for uncollectible accounts	(1.0)	(1.1)
Total accounts receivable, net	$208.1	$219.1

Inventories, at average cost:
Fuel and limestone	$85.0	$84.2
Plant materials and supplies	40.0	39.8
Other	2.0	1.8
Total inventories, at average cost	$127.0	$125.8

Schedule of Accumulated Other Comprehensive Income (Loss) [Table Text Block]

Accumulated Other Comprehensive Income (Loss)

AOCI is included on our balance sheets within the Common shareholder's equity sections. The following table provides the components that constitute the balance sheet amounts in AOCI at June 30, 2012 and December 31, 2011:

$ in millions	At June 30, 2012	At December 31, 2011
	Successor

Financial instruments, net of tax	$0.3	$-
Cash flow hedges, net of tax	(7.1)	(0.5)
Pension and postretirement benefits, net of tax	-	0.1
Total	$(6.8)	$(0.4)

Regulatory Matters (Tables)	6 Months Ended
Jun. 30, 2012
Regulatory Matters [Abstract]
Regulatory Assets and Liabilities

$ in millions	Type of Recovery (a)	Amortization Through	At June 30, 2012	At December 31, 2011
Current Regulatory Assets:
TCRR, transmission, ancillary and other PJM-related costs	F	Ongoing	$5.4	$4.7
Power plant emission fees	C	Ongoing	1.4	4.8
Fuel and purchased power recovery costs	C	Ongoing	15.5	11.3
Total current regulatory assets			$22.3	$20.8

Non-current Regulatory Assets:
Deferred recoverable income taxes	B/C	Ongoing	$22.5	$24.1
Pension benefits	C	Ongoing	88.9	92.1
Unamortized loss on reacquired debt	C	Ongoing	12.4	13.0
Regional transmission organization costs	D	2014	3.3	4.1
Deferred storm costs - 2008	D		18.5	17.9
CCEM smart grid and advanced metering infrastructure costs	D		6.6	6.6
CCEM energy efficiency program costs	F	Ongoing	7.3	8.8
Consumer education campaign	D		3.0	3.0
Retail settlement system costs	D		3.1	3.1
Other costs			5.3	5.1
Total non-current regulatory assets			$170.9	$177.8

Current Regulatory Liabilities:
Other	C	Ongoing	-	0.5
Total current regulatory liabilities			$-	$0.5

Non-current Regulatory Liabilities:
Estimated costs of removal - regulated property			$112.4	$112.4
Postretirement benefits			5.8	6.2
Total non-current regulatory liabilities			$118.2	$118.6

Ownership of Coal-fired Facilities (Tables)	6 Months Ended
Jun. 30, 2012
Ownership of Coal-fired Facilities [Abstract]
Ownership Interests

	DP&L Share		DP&L Investment (adjusted to fair value at Merger date)
	Ownership (%)	Summer Production Capacity (MW)	Gross Plant in Service ($ in millions)	Accumulated Depreciation ($ in millions)	Construction Work in Process ($ in millions)	SCR and FGD Equipment Installed and in Service (Yes/No)
Production Units:
Beckjord Unit 6	50.0	207	$1	$1	$-	No
Conesville Unit 4	16.5	129	1	1	7	Yes
East Bend Station	31.0	186	48	5	7	Yes
Killen Station	67.0	402	313	10	6	Yes
Miami Fort Units 7 and 8	36.0	368	219	7	2	Yes
Stuart Station	35.0	808	203	10	11	Yes
Zimmer Station	28.1	365	141	19	38	Yes
Transmission (at varying percentages)			35	2	-
Total		2,465	$961	$59	$71

Wholly-owned production unit:
Hutchings Station	100.0	365	$1	$-	$1	No

Debt Obligations (Tables)	6 Months Ended
Jun. 30, 2012
Debt Obligations [Abstract]
Long-term Debt

Long-term debt	At	At
	June 30,	December 31,
$ in millions	2012	2011
	Successor
First mortgage bonds maturing in October 2013 - 5.125%	$494.0	$503.6
Pollution control series maturing in January 2028 - 4.70%	36.1	36.1
Pollution control series maturing in January 2034 - 4.80%	179.6	179.6
Pollution control series maturing in September 2036 - 4.80%	96.2	96.2
Pollution control series maturing in November 2040 - variable rates: 0.04% - 0.26% and 0.06% - 0.32% (a)	100.0	100.0
U.S. Government note maturing in February 2061 - 4.20%	18.4	18.5
	924.3	934.0

Obligation for capital lease	0.2	0.4
Unamortized debt discount	-	-
Total long-term debt at subsidiary	924.5	934.4

Bank Term Loan - variable rates: 2.24% - 2.30% and 1.48% - 4.25% (b)	425.0	425.0
Senior unsecured bonds maturing October 2016 - 6.50%	450.0	450.0
Senior unsecured bonds maturing October 2021 - 7.25%	800.0	800.0
Note to DPL Capital Trust II maturing in September 2031 - 8.125%	19.7	19.5
Total long-term debt	$2,619.2	$2,628.9

Current Portion - Long-term Debt

Current portion - long-term debt	At	At
	June 30,	December 31,
$ in millions	2012	2011
	Successor
U.S. Government note maturing in February 2061 - 4.20%	$0.1	$0.1
Obligation for capital lease	0.3	0.3
Total current portion - long-term debt at subsidiary	$0.4	$0.4

Long-term Debt Maturities

$ in millions	DPL
Due within one year	$0.4
Due within two years	470.4
Due within three years	425.1
Due within four years	0.1
Due within five years	450.1
Thereafter	1,252.8
2,598.9

Unamortized adjustments to market value from purchase accounting	20.7
Total long-term debt	$2,619.6

Income Taxes (Tables)	6 Months Ended
Jun. 30, 2012
Income Taxes [Abstract]
Schedule of Effective Income Tax Rates (Text Block)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	Successor	Predecessor	Successor	Predecessor
DPL	51.0%	34.0%	37.4%	35.3%

Effective Income Tax Rates

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	Successor	Predecessor	Successor	Predecessor
DPL	51.0%	34.0%	37.4%	35.3%

Pension and Postretirement Benefits (Tables)	3 Months Ended	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2012
Pension and Postretirement Benefits [Abstract]
Net Periodic Benefit Cost / (Income)

	Pension		Postretirement
	Successor	Predecessor	Successor	Predecessor
$ in millions	2012	2011	2012	2011
Service cost	$1.6	$1.5	$-	$0.1
Interest cost	4.3	4.3	0.1	0.2
Expected return on assets (a)	(5.6)	(6.1)	-	-
Amortization of unrecognized:
Actuarial (gain) / loss	1.2	2.2	(0.2)	(0.2)
Prior service cost	0.3	0.6	-	-
Net periodic benefit cost / (income) before adjustments	$1.8	$2.5	$(0.1)	$0.1

	Pension		Postretirement
	Successor	Predecessor	Successor	Predecessor
$ in millions	2012	2011	2012	2011
Service cost	$3.1	$2.9	$0.1	$0.1
Interest cost	8.6	8.6	0.4	0.5
Expected return on assets (a)	(11.3)	(12.2)	(0.1)	(0.1)
Amortization of unrecognized:
Actuarial (gain) / loss	2.4	4.5	(0.4)	(0.4)
Prior service cost	0.7	1.1	-	-
Net periodic benefit cost / (income) before adjustments	$3.5	$4.9	$-	$0.1

Estimated Future Benefit Payments and Medicare Part D Reimbursements

$ in millions	Pension	Postretirement

2012	$11.5	$1.2
2013	22.7	2.3
2014	23.2	2.2
2015	23.8	2.0
2016	24.0	1.9
2017 - 2021	124.4	7.5

Fair Value Measurements (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value and Cost of Non-Derivative Instruments

	Successor
	At June 30, 2012		At December 31, 2011
$ in millions	Cost	Fair Value	Cost	Fair Value
Assets
Money Market Funds	$0.2	$0.2	$0.2	$0.2
Equity Securities	4.0	4.9	3.9	4.4
Debt Securities	5.0	5.5	5.0	5.5
Multi-Strategy Fund	0.3	0.2	0.3	0.2
Total Assets	$9.5	$10.8	$9.4	$10.3

Liabilities
Debt	$2,619.6	$2,744.4	$2,629.3	$2,710.6

Fair Value and Redemption Frequency

Fair Value Estimated Using Net Asset Value per Unit (Successor)
$ in millions	Fair Value at June 30, 2012	Fair Value at December 31, 2011	Unfunded Commitments
Money Market Fund (a)	$0.2	$0.2	$-
Equity Securities (b)	4.9	4.4	-
Debt Securities (c)	5.5	5.5	-
Multi-Strategy Fund (d)	0.2	0.2	-
Total	$10.8	$10.3	$-

Fair Value of Assets and Liabilities Measured on Recurring Basis

	Assets and Liabilities Measured at Fair Value on a Recurring Basis (Successor)
		Level 1	Level 2	Level 3
$ in millions	Fair Value at June 30, 2012*	Based on Quoted Prices in Active Markets	Other Observable Inputs	Unobservable Inputs	Collateral and Counterparty Netting	Fair Value on Balance Sheet at June 30, 2012
Assets
Master Trust Assets
Money Market Funds	$0.2	$-	$0.2	$-	$-	$0.2
Equity Securities	4.9	-	4.9	-	-	4.9
Debt Securities	5.5	-	5.5	-	-	5.5
Multi-Strategy Fund	0.2	-	0.2	-	-	0.2
Total Master Trust Assets	10.8	-	10.8	-	-	10.8
Derivative Assets
Heating Oil Futures	0.3	0.3	-	-	(0.3)	-
Forward Power Contracts	18.3	-	18.3	-	(3.3)	15.0
Total Derivative Assets	18.6	0.3	18.3	-	(3.6)	15.0

Total Assets	$29.4	$0.3	$29.1	$-	$(3.6)	$25.8

Liabilities
Derivative Liabilities
Interest Rate Hedge	$(39.5)	$-	$(39.5)	$-	$-	$(39.5)
FTRs	(0.1)	-	-	(0.1)	-	(0.1)
Forward NYMEX Coal Contracts	(16.5)	-	(16.5)	-	11.4	(5.1)
Forward Power Contracts	(16.0)	-	(16.0)	-	11.5	(4.5)
Total Derivative Liabilities	(72.1)	-	(72.0)	(0.1)	22.9	(49.2)

Long-term Debt	(2,744.4)	-	(2,725.2)	(19.2)	-	(2,744.4)

Total Liabilities	$(2,816.5)	$-	$(2,797.2)	$(19.3)	$22.9	$(2,793.6)

	Assets and Liabilities Measured at Fair Value on a Recurring Basis (Successor)
		Level 1	Level 2	Level 3
$ in millions	Fair Value at December 31, 2011 *	Based on Quoted Prices in Active Markets	Other Observable Inputs	Unobservable Inputs	Collateral and Counterparty Netting	Fair Value on Balance Sheet at December 31, 2011
Assets
Master Trust Assets
Money Market Funds	$0.2	$-	$0.2	$-	$-	$0.2
Equity Securities	4.4	-	4.4	-	-	4.4
Debt Securities	5.5	-	5.5	-	-	5.5
Multi-Strategy Fund	0.2	-	0.2	-	-	0.2
Total Master Trust Assets	10.3	-	10.3	-	-	10.3
Derivative Assets
FTRs	0.1	-	0.1	-	-	0.1
Heating Oil Futures	1.8	1.8	-	-	(1.8)	-
Forward Power Contracts	17.3	-	17.3	-	(1.0)	16.3
Total Derivative Assets	19.2	1.8	17.4	-	(2.8)	16.4

Total Assets	$29.5	$1.8	$27.7	$-	$(2.8)	$26.7

Liabilities
Derivative Liabilities
Interest Rate Hedge	$(32.5)	$-	$(32.5)	$-	$-	$(32.5)
Forward NYMEX Coal Contracts	(14.5)	-	(14.5)	-	10.8	(3.7)
Forward Power Contracts	(13.3)	-	(13.3)	-	5.6	(7.7)
Total Derivative Liabilities	(60.3)	-	(60.3)	-	16.4	(43.9)

Total Liabilities	$(60.3)	$-	$(60.3)	$-	$16.4	$(43.9)

Derivative Instruments and Hedging Activities (Tables)	3 Months Ended	6 Months Ended		12 Months Ended	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012 Not Designated as Hedging Instrument [Member]	Mar. 31, 2011 Not Designated as Hedging Instrument [Member]	Jun. 30, 2012 Not Designated as Hedging Instrument [Member]	Jun. 30, 2012 Cash Flow Hedge [Member]	Dec. 31, 2011 Cash Flow Hedge [Member]
Schedule of Notional Amounts of Outstanding Derivative Positions

Commodity	Accounting Treatment	Unit	Purchases (in thousands)	Sales (in thousands)	Net Purchases/ (Sales) (in thousands)
FTRs	Mark to Market	MWh	15.2	-	15.2
Heating Oil Futures	Mark to Market	Gallons	630.0	-	630.0
Forward Power Contracts	Cash Flow Hedge	MWh	876.0	(1,595.2)	(719.2)
Forward Power Contracts	Mark to Market	MWh	1,981.1	(4,003.1)	(2,022.0)
NYMEX-quality Coal Contracts*	Mark to Market	Tons	860.3	-	860.3
Interest Rate Swaps	Cash Flow Hedge	USD	$160,000.0	$-	$160,000.0

Commodity	Accounting Treatment	Unit	Purchases (in thousands)	Sales (in thousands)	Net Purchases/ (Sales) (in thousands)
FTRs	Mark to Market	MWh	7.1	(0.7)	6.4
Heating Oil Futures	Mark to Market	Gallons	2,772.0	-	2,772.0
Forward Power Contracts	Cash Flow Hedge	MWh	886.2	(341.6)	544.6
Forward Power Contracts	Mark to Market	MWh	1,769.4	(1,739.5)	29.9
NYMEX-quality Coal Contracts*	Mark to Market	Tons	2,015.0	-	2,015.0
Interest Rate Swaps	Cash Flow Hedge	USD	$160,000.0	$-	$160,000.0

Gains or Losses Recognized in AOCI for the Cash Flow Hedges

	June 30, 2012		June 30, 2011
	Successor		Predecessor
$ in millions (net of tax)	Power	Interest Rate Hedge	Power	Interest Rate Hedge

Beginning accumulated derivative gain / (loss) in AOCI	$(2.3)	$8.5	$(1.6)	$22.4

Net gains / (losses) associated with current period hedging transactions	(0.2)	(13.2)	(0.5)	(10.8)

Net gains reclassified to earnings
Interest expense	-	-	-	0.7
Revenues	-	-	0.3	-
Purchased power	0.1	-	0.3	-

Ending accumulated derivative gain / (loss) in AOCI	$(2.4)	$(4.7)	$(1.5)	$12.3

Net gains / (losses) associated with the ineffective portion of the hedging transaction
Interest expense	$-	$2.3	$-	$(1.3)
Revenues	$-	$-	$-	$-
Purchased power	$-	$-	$-	$-

Portion expected to be reclassified to earnings in the next twelve months*	$(1.1)	$-

Maximum length of time that we are hedging our exposure to variability in future cash flows related to forecasted transactions (in months)	30	14

	June 30, 2012		June 30, 2011
	Successor		Predecessor
$ in millions (net of tax)	Power	Interest Rate Hedge	Power	Interest Rate Hedge

Beginning accumulated derivative gain / (loss) in AOCI	$0.3	$(0.8)	$(1.8)	$21.4

Net gains / (losses) associated with current period hedging transactions	(1.6)	(4.2)	(0.9)	(9.2)

Net gains reclassified to earnings
Interest expense	-	0.3	-	0.1
Revenues	(1.1)	-	0.5	-
Purchased power	-	-	0.7	-

Ending accumulated derivative gain / (loss) in AOCI	$(2.4)	$(4.7)	$(1.5)	$12.3

Net gains / (losses) associated with the ineffective portion of the hedging transaction
Interest expense	$-	$1.2	$-	$(1.3)
Revenues	$-	$-	$-	$-
Purchased power	$-	$-	$-	$-

Portion expected to be reclassified to earnings in the next twelve months*	$(1.1)	$-

Maximum length of time that we are hedging our exposure to variability in future cash flows related to forecasted transactions (in months)	30	14

Schedule of Derivative Assets and Liabilities at Fair Value

Fair Values of Derivative Instruments Designated as Hedging Instruments at June 30, 2012 (Successor)
					$ in millions	Fair Value[1]	Netting [2]	Balance Sheet Location	Fair Value on Balance Sheet
Short-term Derivative Positions
Forward Power Contracts in an Asset Position	$1.8	$(1.5)	Other current assets	$0.3
Forward Power Contracts in a Liability Position	(2.9)	2.4	Other current liabilities	(0.5)
Total short-term cash flow hedges	(1.1)	0.9		(0.2)

Long-term Derivative Positions
Forward Power Contracts in a Asset Position	0.5	(0.5)	Other deferred assets	-
Forward Power Contracts in a Liability Position	(4.6)	3.1	Other deferred credits	(1.5)
Interest Rate Hedges in a Liability Position	(39.5)	-	Other deferred credits	(39.5)
Total long-term cash flow hedges	(43.6)	2.6		(41.0)

Total cash flow hedges	$(44.7)	$3.5		$(41.2)

Fair Values of Derivative Instruments Designated as Hedging Instruments at December 31, 2011 (Successor)
					$ in millions	Fair Value[1]	Netting [2]	Balance Sheet Location	Fair Value on Balance Sheet
Short-term Derivative Positions
Forward Power Contracts in an Asset Position	$1.5	$(0.9)	Other current assets	$0.6
Forward Power Contracts in a Liability Position	(0.2)	-	Other current liabilities	(0.2)
Total short-term cash flow hedges	1.3	(0.9)		0.4

Long-term Derivative Positions
Forward Power Contracts in an Asset Position	0.1	(0.1)	Other deferred assets	-
Forward Power Contracts in a Liability Position	(2.6)	1.7	Other deferred credits	(0.9)
Interest Rate Hedges in a Liability Position	(32.5)	-	Other deferred credits	(32.5)
Total long-term cash flow hedges	(35.0)	1.6		(33.4)

Total cash flow hedges	$(33.7)	$0.7		$(33.0)

Schedule of Gains and Losses on Derivatives Not Designated as Hedging Instruments

For the six months ended June 30, 2012 (Successor)
$ in millions	NYMEX Coal	Heating Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$(2.0)	$(1.5)	$(0.2)	$2.3	$(1.4)
Realized gain / (loss)	(14.5)	1.4	0.5	(4.4)	(17.0)
Total	$(16.5)	$(0.1)	$0.3	$(2.1)	$(18.4)

Recorded on Balance Sheet:
Partners' share of gain / (loss)	$(1.2)	$-	$-	$-	$(1.2)
Regulatory (asset) / liability	(0.3)	(0.6)	-	-	(0.9)

Recorded in Income Statement: gain / (loss)
Revenue	-	-	-	0.7	0.7
Purchased power	-	-	0.3	(2.8)	(2.5)
Fuel	(15.0)	0.3	-	-	(14.7)
O&M	-	0.2	-	-	0.2
Total	$(16.5)	$(0.1)	$0.3	$(2.1)	$(18.4)

For the six months ended June 30, 2011 (Predecessor)
$ in millions	NYMEX Coal	Heating Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$(13.8)	$1.6	$(0.1)	$0.5	$(11.8)
Realized gain / (loss)	3.8	0.9	(0.7)	(2.1)	1.9
Total	$(10.0)	$2.5	$(0.8)	$(1.6)	$(9.9)

Recorded on Balance Sheet:
Partners' share of gain / (loss)	$(7.4)	$-	$-	$-	$(7.4)
Regulatory (asset) / liability	(2.0)	0.6	-	-	(1.4)

Recorded in Income Statement: gain / (loss)
Revenue	-	-	-	(4.7)	(4.7)
Purchased power	-	-	(0.8)	3.1	2.3
Fuel	(0.6)	1.8	-	-	1.2
O&M	-	0.1	-	-	0.1
Total	$(10.0)	$2.5	$(0.8)	$(1.6)	$(9.9)

For the three months ended June 30, 2012 (Successor)
$ in millions	NYMEX Coal	Heating Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$5.7	$(1.3)	$(0.2)	$0.9	$5.1
Realized gain / (loss)	(9.5)	0.5	0.7	(2.1)	(10.4)
Total	$(3.8)	$(0.8)	$0.5	$(1.2)	$(5.3)

Recorded on Balance Sheet:
Partners' share of gain / (loss)	$2.3	$-	$-	$-	$2.3
Regulatory (asset) / liability	0.8	(0.6)	-	-	0.2

Recorded in Income Statement: gain / (loss)
Revenue	-	-	-	(2.7)	(2.7)
Purchased power	-	-	0.5	1.5	2.0
Fuel	(6.9)	(0.3)	-	-	(7.2)
O&M	-	0.1	-	-	0.1
Total	$(3.8)	$(0.8)	$0.5	$(1.2)	$(5.3)

For the three months ended June 30, 2011 (Predecessor)
$ in millions	NYMEX Coal	Heating Oil	FTRs	Power	Total
Change in unrealized gain / (loss)	$(10.2)	$(1.4)	$0.1	$(0.1)	$(11.6)
Realized gain / (loss)	1.4	0.6	0.2	(1.3)	0.9
Total	$(8.8)	$(0.8)	$0.3	$(1.4)	$(10.7)

Recorded on Balance Sheet:
Partners' share of gain / (loss)	$(5.0)	$-	$-	$-	$(5.0)
Regulatory (asset) / liability	(2.3)	(0.9)	-	-	(3.2)

Recorded in Income Statement: gain / (loss)
Revenue	-	-	-	(3.1)	(3.1)
Purchased power	-	-	0.3	1.7	2.0
Fuel	(1.5)	-	-	-	(1.5)
O&M	-	0.1	-	-	0.1
Total	$(8.8)	$(0.8)	$0.3	$(1.4)	$(10.7)

Schedule of Other Derivatives Not Designated as Hedging Instruments, Statements of Financial Performance and Financial Position, Location

Fair Values of Derivative Instruments Not Designated as Hedging Instruments at December 31, 2011 (Successor)
					$ in millions	Fair Value[1]	Netting[2]	Balance Sheet Location	Fair Value on Balance Sheet
Short-term Derivative Positions
FTRs in an Asset position	$0.1	$-	Other prepayments and current assets	$0.1
Forward Power Contracts in an Asset position	9.9	-	Other prepayments and current assets	9.9
Forward Power Contracts in a Liability position	(6.5)	2.6	Other current liabilities	(3.9)
NYMEX-quality Coal Forwards in a Liability position	(8.3)	4.6	Other current liabilities	(3.7)
Heating Oil Futures in an Asset position	1.8	(1.8)	Other prepayments and current assets	-
Total short-term derivative MTM positions	(3.0)	5.4		2.4

Long-term Derivative Positions
Forward Power Contracts in an Asset position	5.8	-	Other deferred assets	5.8
Forward Power Contracts in a Liability position	(4.0)	1.3	Other deferred credits	(2.7)
NYMEX-quality Coal Forwards in a Liability position	(6.2)	6.2	Other deferred credits	-
Total long-term derivative MTM positions	(4.4)	7.5		3.1

Total MTM Position	$(7.4)	$12.9		$5.5

Fair Values of Derivative Instruments Not Designated as Hedging Instruments at June 30, 2012 (Successor)
					$ in millions	Fair Value[1]	Netting[2]	Balance Sheet Location	Fair Value on Balance Sheet
Short-term Derivative Positions
FTRs in a Liability position	$(0.1)	$-	Other current liabilities	$(0.1)
Forward Power Contracts in an Asset position	12.1	(1.2)	Other prepayments and current assets	10.9
Forward Power Contracts in a Liability position	(6.4)	5.0	Other current liabilities	(1.4)
NYMEX-quality Coal Forwards in a Liability position	(12.9)	7.8	Other prepayments and current assets	(5.1)
Heating Oil Futures in an Asset position	0.3	(0.3)	Other prepayments and current assets	-
Total short-term derivative MTM positions	(7.0)	11.3		4.3

Long-term Derivative Positions
Forward Power Contracts in an Asset position	3.9	(0.1)	Other deferred assets	3.8
Forward Power Contracts in a Liability position	(2.1)	1.0	Other deferred credits	(1.1)
NYMEX-quality Coal Forwards in a Liability position	(3.6)	3.6	Other deferred assets	-
Total long-term derivative MTM positions	(1.8)	4.5		2.7

Total MTM Position	$(8.8)	$15.8		$7.0

EPS (Tables)	3 Months Ended	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2012
EPS [Abstract]
Schedule of Earnings Per Share, Basic and Diluted

	Successor			Predecessor
	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
$ and shares in millions except per share amounts	Income	Shares	Per Share	Income	Shares	Per Share
Basic EPS	N/A	N/A	N/A	$31.7	114.2	$0.28

Effect of Dilutive
Securities:
Warrants		N/A			0.5

Stock options, performance and restricted shares		N/A			0.2

Diluted EPS	N/A	N/A	N/A	$31.7	114.9	$0.28

	Successor			Predecessor
	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
$ and shares in millions except per share amounts	Income	Shares	Per Share	Income	Shares	Per Share
Basic EPS	N/A	N/A	N/A	$75.2	114.1	$0.66

Effect of Dilutive
Securities:
Warrants		N/A			0.4

Stock options, performance and restricted shares		N/A			0.2

Diluted EPS	N/A	N/A	N/A	$75.2	114.7	$0.66

Business Segments (Tables)	3 Months Ended	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2012
Business Segments [Abstract]
Financial Reporting for Reportable Business Segments

Successor
$ in millions	Utility	Competitive Retail	Other	Adjustments and Eliminations	DPL Consolidated

Three Months Ended June 30, 2012
Revenues from external customers	$261.7	$109.9	$10.4	$-	$382.0
Intersegment revenues	84.9	-	0.8	(85.7)	-
Total revenues	346.6	109.9	11.2	(85.7)	382.0

Fuel	68.6	-	0.3	-	68.9
Purchased power	69.3	95.5	0.4	(84.9)	80.3
Amortization of intangibles	-	-	19.2	-	19.2

Gross margin	$208.7	$14.4	$(8.7)	$(0.8)	$213.6

Depreciation and amortization	$36.1	$(0.1)	$(4.9)	$-	$31.1
Interest expense	9.4	0.1	23.1	(0.2)	32.4
Income tax expense (benefit)	15.6	6.5	(9.7)	-	12.4
Net income (loss)	31.3	1.5	(20.4)	-	11.9

Cash capital expenditures	56.3	0.1	0.1	-	56.5
Total assets	3,488.5	76.5	2,443.8	-	6,008.8

Predecessor

Three Months Ended June 30, 2011
Revenues from external customers	$315.9	$102.0	$15.4	$-	$433.3
Intersegment revenues	81.0	-	1.0	(82.0)	-
Total revenues	396.9	102.0	16.4	(82.0)	433.3

Fuel	89.1	-	3.0	-	92.1
Purchased power	104.4	89.5	0.7	(81.0)	113.6

Gross margin	$203.4	$12.5	$12.7	$(1.0)	$227.6

Depreciation and amortization	$33.4	$-	$1.7	$-	$35.1
Interest expense	9.7	0.1	7.9	(0.1)	17.6
Income tax expense (benefit)	15.5	3.3	(2.5)	-	16.3
Net income (loss)	30.8	5.7	(3.7)	(1.1)	31.7

Cash capital expenditures	48.4	-	-	-	48.4

Year Ended December 31, 2011
Total assets	3,525.7	69.9	2,501.5	-	6,097.1

Successor
$ in millions	Utility	Competitive Retail	Other	Adjustments and Eliminations	DPL Consolidated

Six Months Ended June 30, 2012
Revenues from external customers	$574.5	$222.0	$19.5	$-	$816.0
Intersegment revenues	171.7	-	1.7	(173.4)	-
Total revenues	746.2	222.0	21.2	(173.4)	816.0

Fuel	164.2	-	2.1	-	166.3
Purchased power	154.2	192.2	0.4	(171.7)	175.1
Amortization of intangibles	-	-	47.0	-	47.0

Gross margin	$427.8	$29.8	$(28.3)	$(1.7)	$427.6

Depreciation and amortization	$70.8	$0.1	$(8.4)	$-	$62.5
Interest expense	19.0	0.3	43.1	(0.4)	62.0
Income tax expense (benefit)	32.9	9.9	(22.7)	-	20.1
Net income (loss)	69.4	7.5	(43.3)	-	33.6

Cash capital expenditures	109.5	0.5	0.5	-	110.5
Total assets	3,488.5	76.5	2,443.8	-	6,008.8

Predecessor

Six Months Ended June 30, 2011
Revenues from external customers	$690.6	$196.0	$27.3	$-	$913.9
Intersegment revenues	156.1	-	2.0	(158.1)	-
Total revenues	846.7	196.0	29.3	(158.1)	913.9

Fuel	187.7	-	4.2	-	191.9
Purchased power	222.2	167.2	1.1	(156.1)	234.4

Gross margin	$436.8	$28.8	$24.0	$(2.0)	$487.6

Depreciation and amortization	$66.5	$0.1	$3.6	$-	$70.2
Interest expense	19.4	0.1	15.1	(0.1)	34.5
Income tax expense (benefit)	42.5	9.9	(11.3)	-	41.1
Net income (loss)	83.5	11.8	(18.5)	(1.6)	75.2

Cash capital expenditures	90.8	-	0.6	-	91.4

Year Ended December 31, 2011
Total assets	3,525.7	69.9	2,501.5	-	6,097.1

Overview and Summary of Significant Accounting Policies (Narrative) (Details) (USD $)	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2010
Service Area Square Miles			6,000
Service Area By County			24
Approximate number of retail customers			500,000
Approximate number of DPLER customers			$ 70,000
Number of coal fired power plants			8
Entity number of employees	1,493		1,493
Employees under a collective bargaining agreement which expires in October-2011			53.00%
Capitalized interest for unregulated generation propety	1,200,000	1,100,000	2,600,000	2,200,000
Insurance and claims costs					$ 10,100,000
DP&L [Member]
Approximate number of retail customers			500,000
Entity number of employees	1,446		1,446

Overview and Summary of Significant Accounting Policies (Summary of Property, Plant, and Equipment) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Overview and Summary of Significant Accounting Policies [Abstract]
Public Utilities, Allowance for Funds Used During Construction, Capitalized Interest	$ 1.2	$ 1.1	$ 2.6	$ 2.2

Overview and Summary of Significant Accounting Policies (Excise Taxes Levied by State or Local Governments) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Overview and Summary of Significant Accounting Policies [Abstract]
State/Local excise taxes	$ 11.9	$ 11.6	$ 24.8	$ 25.7

Overview and Summary of Significant Accounting Policies (Financial Statement Presentation) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2010
Overview and Summary of Significant Accounting Policies [Abstract]
Goodwill	$ 2,568.1	$ 0

Overview and Summary of Significant Accounting Policies (Sale of Receivables) (USD $) In Millions, unless otherwise specified	3 Months Ended	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2012
Overview and Summary of Significant Accounting Policies [Abstract]
Proceeds from Sale of Other Receivables	$ 4	$ 5.2

Overview and Summary of Signficant Accounting Policies (Accounting for Taxes Collected from Customers and Remitted to Governmental Authorities) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Overview and Summary of Significant Accounting Policies [Abstract]
Excise Taxes Collected	$ 11.9	$ 11.6	$ 24.8	$ 25.7

Business Combination (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012
Business Combinations [Abstract]
Business Acquisition, Cost of Acquired Entity, Cash Paid	$ 3,483.6
Business Acquisition, Purchase Price Allocation, Noncurrent Liabilities, Long-term Debt	1,250
Property Plant and Equipment Purchase Accounting Adjustment	70.7
Intangible Assets Subject To Amortization Purchase Accounting Adjustment	19.1
Deferred Taxes Purchase Accounting Adjustment for DPLER Contracts	6.7
Deferred Taxes Purchase Accounting Adjustment	37.5
Goodwill Purchase Accounting Adjustment	78.8
Net Income Purchase Accounting Adjustment	$ 8.7

Business Combination (Purchase Price Allocation Details) (USD $) In Millions, unless otherwise specified	6 Months Ended
Jun. 30, 2012
Current [Member]
Cash	$ 116.4
Accounts receivable	277.6
Inventory	123.7
Other current assets	41
Property, plant and equipment	2,477.8
Intangible assets subject to amortization	147.2
Intangible assets - indefinite-lived	5
Regulatory assets	201.7
Other non-current assets	58.3
Current liabilities	(405.1)
Debt	(1,255.1)
Deferred taxes	(514.5)
Regulatory liabilities	(117)
Other non-current liabilities	(223.1)
Redeemable preferred stock	(18.4)
Net Identifiable Assets Acquired, Total	915.5
Goodwill	2,568.1
Net assets acquired	3,483.6
Preliminary [Member]
Cash	116.4
Accounts receivable	277.6
Inventory	123.7
Other current assets	41
Property, plant and equipment	2,548.5
Intangible assets subject to amortization	166.3
Intangible assets - indefinite-lived	5
Regulatory assets	201.1
Other non-current assets	58.3
Current liabilities	(400.2)
Debt	(1,255.1)
Deferred taxes	(558.2)
Regulatory liabilities	(117)
Other non-current liabilities	(194.7)
Redeemable preferred stock	(18.4)
Net Identifiable Assets Acquired, Total	994.3
Goodwill	2,489.3
Net assets acquired	$ 3,483.6

Supplemental Financial Information (Supplemental Financial Information) (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements of Comprehensive Income/(Loss)
Unbilled revenue	$ 71.5	$ 72.4
Customer receivables	108.2	113.2
Amounts due from partners in jointly-owned plants	20.4	29.2
Coal sales	3.1	1
Other	5.9	4.4
Provision for uncollectible accounts	(1)	(1.1)
Total accounts receivable, net	208.1	219.1	215.5
Fuel, limestone and emission allowances	85	84.2
Plant materials and supplies	40	39.8
Other	2	1.8
Total inventories, at average cost	$ 127	$ 125.8	$ 112.6

Supplemental Financial Information (Accumulated Other Comprehensive Income) (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements of Comprehensive Income/(Loss)
Financial instruments, net of tax	$ 0.3
Cash flow hedges, net of tax	(7.1)	(0.5)
Pension and postretirement benefits, net of tax		0.1
Accumulated other comprehensive loss	$ (6.8)	$ (0.4)	$ (18.9)

Regulatory Matters (Narrative) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended
	Sep. 30, 2009	Jun. 30, 2012	Jun. 30, 2012 Regional Transmission Organization Costs [Member] Y
Regulatory asset, amortization period, years			10
Reconciliation period	2
Reduction in recovery of fuel costs		$ 3.3

Regulatory Matters (Schedule of Regulatory Assets and Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012 Estimated Costs of Removal - Regulated Property [Member]	Dec. 31, 2011 Estimated Costs of Removal - Regulated Property [Member]	Jun. 30, 2012 Postretirement Benefit [Member]	Dec. 31, 2011 Postretirement Benefit [Member]	Jun. 30, 2012 Other Costs - Liabilities [Member]	Dec. 31, 2011 Other Costs - Liabilities [Member]	Jun. 30, 2012 Deferred Recoverable Income Taxes [Member]	Dec. 31, 2011 Deferred Recoverable Income Taxes [Member]	Jun. 30, 2012 Pension Benefits [Member]	Dec. 31, 2011 Pension Benefits [Member]	Jun. 30, 2012 Unamortized Loss on Reacquired Debt [Member]	Dec. 31, 2011 Unamortized Loss on Reacquired Debt [Member]	Jun. 30, 2012 Regional Transmission Organization Costs [Member]	Dec. 31, 2011 Regional Transmission Organization Costs [Member]	Jun. 30, 2012 TCRR, Transmission, Ancillary and Other PJM-related Costs [Member]		Dec. 31, 2011 TCRR, Transmission, Ancillary and Other PJM-related Costs [Member]	Jun. 30, 2012 Deferred Storm Costs - 2008 [Member]	Dec. 31, 2011 Deferred Storm Costs - 2008 [Member]	Jun. 30, 2012 Power Plant Emission Fees [Member]	Dec. 31, 2011 Power Plant Emission Fees [Member]	Jun. 30, 2012 CCEM Smart Grid and Advanced Metering Infrastructure Costs [Member]	Dec. 31, 2011 CCEM Smart Grid and Advanced Metering Infrastructure Costs [Member]	Jun. 30, 2012 CCEM Energy Efficiency Program Costs [Member]	Dec. 31, 2011 CCEM Energy Efficiency Program Costs [Member]	Jun. 30, 2012 Consumer Education Campaign	Dec. 31, 2011 Consumer Education Campaign	Jun. 30, 2012 Retail Settlement System Costs [Member]	Dec. 31, 2011 Retail Settlement System Costs [Member]	Jun. 30, 2012 Fuel and Purchased Power Recovery Costs [Member]	Dec. 31, 2011 Fuel and Purchased Power Recovery Costs [Member]	Jun. 30, 2012 Other Costs - Assets [Member]	Dec. 31, 2011 Other Costs - Assets [Member]
Type of Recovery								C		B/C	B/C	C	C	C	C	D	D	F	[1]	F	D	D	C	C	D	D	F	F	D	D	D	D	C	C
Amortization Through								Ongoing		Ongoing	Ongoing	Ongoing	Ongoing	Ongoing	Ongoing	2014	2014	Ongoing		Ongoing			Ongoing	Ongoing			Ongoing	Ongoing					Ongoing	Ongoing
Total current regulatory assets	$ 22.3	$ 20.8	$ 22															$ 5.4		$ 4.7			$ 1.4	$ 4.8									$ 15.5	$ 11.3
Total non-current regulatory assets	170.9	177.8	167							22.5	24.1	88.9	92.1	12.4	13	3.3	4.1				18.5	17.9			6.6	6.6	7.3	8.8	3	3	3.1	3.1			5.3	5.1
Total current regulatory liabilities		0.5	10						0.5
Total non-current regulatory liabilities	$ 118.2	$ 118.6	$ 114	$ 112.4	$ 112.4	$ 5.8	$ 6.2

[1]	a) B - Balance has an offsetting liability resulting in no effect on rate base. C - Recovery of incurred costs without a rate of return. D - Recovery not yet determined, but is probable of occurring in future rate proceedings. F - Recovery of incurred costs plus rate of return.

Ownership of Coal-fired Facilities (Narrative) (Details) (USD $) In Millions, unless otherwise specified	6 Months Ended
Jun. 30, 2012
Undivided ownership interests	7
Construction work in process	$ 71
Property Plant and Equipment Purchase Accounting Adjustment	70.7
DP&L Investment [Member]
Construction work in process	$ 71

Ownership of Coal-fired Facilities (Ownership Interests) (Details) (USD $) In Millions, unless otherwise specified	6 Months Ended
Jun. 30, 2012 MW
Construction Work in Process	71
DP&L Share [Member]
Production Capacity (MW)	2,465
DP&L Share [Member] | Beckjord Unit 6 [Member]
Ownership (%)	50.00%
Production Capacity (MW)	207
DP&L Share [Member] | Conesville Unit 4 [Member]
Ownership (%)	16.50%
Production Capacity (MW)	129
DP&L Share [Member] | East Bend Station [Member]
Ownership (%)	31.00%
Production Capacity (MW)	186
DP&L Share [Member] | Killen Station [Member]
Ownership (%)	67.00%
Production Capacity (MW)	402
DP&L Share [Member] | Miami Fort Units 7 and 8 [Member]
Ownership (%)	36.00%
Production Capacity (MW)	368
DP&L Share [Member] | Stuart Station [Member]
Ownership (%)	35.00%
Production Capacity (MW)	808
DP&L Share [Member] | Zimmer Station [Member]
Ownership (%)	28.10%
Production Capacity (MW)	365
DP&L Share [Member] | Transmission (At Varying Percentages) [Member]
Production Capacity (MW)
DP&L Share [Member] | Hutchings Station [Member]
Ownership (%)	100.00%
Production Capacity (MW)	365
DP&L Investment [Member]
Gross Plant In Service	961
Accumulated Depreciation	59
Construction Work in Process	71
DP&L Investment [Member] | Beckjord Unit 6 [Member]
Gross Plant In Service	1
Accumulated Depreciation	1
Construction Work in Process
SCR and FGD Equipment Installed and In Service	No
DP&L Investment [Member] | Conesville Unit 4 [Member]
Gross Plant In Service	1
Accumulated Depreciation	1
Construction Work in Process	7
SCR and FGD Equipment Installed and In Service	Yes
DP&L Investment [Member] | East Bend Station [Member]
Gross Plant In Service	48
Accumulated Depreciation	5
Construction Work in Process	7
SCR and FGD Equipment Installed and In Service	Yes
DP&L Investment [Member] | Killen Station [Member]
Gross Plant In Service	313
Accumulated Depreciation	10
Construction Work in Process	6
SCR and FGD Equipment Installed and In Service	Yes
DP&L Investment [Member] | Miami Fort Units 7 and 8 [Member]
Gross Plant In Service	219
Accumulated Depreciation	7
Construction Work in Process	2
SCR and FGD Equipment Installed and In Service	Yes
DP&L Investment [Member] | Stuart Station [Member]
Gross Plant In Service	203
Accumulated Depreciation	10
Construction Work in Process	11
SCR and FGD Equipment Installed and In Service	Yes
DP&L Investment [Member] | Zimmer Station [Member]
Gross Plant In Service	141
Accumulated Depreciation	19
Construction Work in Process	38
SCR and FGD Equipment Installed and In Service	Yes
DP&L Investment [Member] | Transmission (At Varying Percentages) [Member]
Gross Plant In Service	35
Accumulated Depreciation	2
Construction Work in Process
DP&L Investment [Member] | Hutchings Station [Member]
Gross Plant In Service	1
Accumulated Depreciation
Construction Work in Process	1
SCR and FGD Equipment Installed and In Service	No

Debt Obligations (Narrative) (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended	6 Months Ended						1 Months Ended	3 Months Ended				3 Months Ended	9 Months Ended		6 Months Ended
	Feb. 23, 2011	Jun. 30, 2012	Mar. 31, 2012	Mar. 01, 2011	Dec. 04, 2008	Jun. 30, 2012 U.S. Government note maturing in February 2061 - 4.20% [Member]	Mar. 31, 2012 U.S. Government note maturing in February 2061 - 4.20% [Member]	Aug. 31, 2011 Revolving Credit Agreement with Bank Group [Member]	Apr. 20, 2010 Revolving Credit Agreement with Bank Group [Member]	Sep. 30, 2011 Revolving Credit Agreement with Bank Group [Member]	Aug. 24, 2011 Revolving Credit Agreement with Bank Group [Member]	Mar. 31, 2012 Revolving Credit Agreement with Bank Group [Member] DP&L [Member]	Mar. 31, 2012 Five Year Senior Unsecured Notes at 6.50% maturing on October 15, 2016 [Member]	Sep. 30, 2011 Five Year Senior Unsecured Notes at 6.50% maturing on October 15, 2016 [Member]	Jun. 30, 2012 Five Year Senior Unsecured Notes at 6.50% maturing on October 15, 2016 [Member]	Jun. 30, 2012 Ten Year Senior Unsecured Notes at 7.25% maturing at October 15, 2021 [Member]	Sep. 30, 2011 Unsecured Term Loan Agreement [Member]	Dec. 31, 2011 Senior Notes Maturing in September 2011 - 6.875% [Member]	Jun. 30, 2012 Note to DPL Capital Trust II Maturing in September 2031 - 8.125% [Member]
Additional principal amount of senior notes to be raised		$ 1,250											$ 450			$ 800
Debt instrument maturity date														Oct 15, 2016
Unsecured revolving credit agreement								125	200		200						425
Increase additional facility								50	50
Letter of credit sublimit									50	50
Letters of credit outstanding			0									0
Collateralized debt					100
Purchase of principal amount	122
Interest expenses	12.2
Premium percentage	10.00%
Debt issuance costs and unamortized debt discount	$ 3.1
Debt instrument interest percentage				4.20%		4.20%	4.20%								6.50%	7.25%		6.88%	8.13%

Debt Obligations (Long-term Debt) (Details) (USD $) In Millions, unless otherwise specified	6 Months Ended			6 Months Ended		6 Months Ended		6 Months Ended		6 Months Ended		6 Months Ended	12 Months Ended					6 Months Ended	12 Months Ended	6 Months Ended			6 Months Ended		6 Months Ended
	Jun. 30, 2012	Dec. 31, 2011	Mar. 01, 2011	Jun. 30, 2012 First Mortgage Bonds Maturing in October 2013 - 5.125% [Member]	Dec. 31, 2011 First Mortgage Bonds Maturing in October 2013 - 5.125% [Member]	Jun. 30, 2012 Pollution Control Series Maturing in January 2028 - 4.70% [Member]	Dec. 31, 2011 Pollution Control Series Maturing in January 2028 - 4.70% [Member]	Jun. 30, 2012 Pollution Control Series Maturing in January 2034 - 4.80% [Member]	Dec. 31, 2011 Pollution Control Series Maturing in January 2034 - 4.80% [Member]	Jun. 30, 2012 Pollution Control Series Maturing in September 2036 - 4.80% [Member]	Dec. 31, 2011 Pollution Control Series Maturing in September 2036 - 4.80% [Member]	Jun. 30, 2012 Pollution control series maturing in November 2040 - variable rates: 0.04% - 0.20% and 0.06% - 0.32% [Member]	Dec. 31, 2011 Pollution control series maturing in November 2040 - variable rates: 0.04% - 0.20% and 0.06% - 0.32% [Member]	Jun. 30, 2012 U.S. Government note maturing in February 2061 - 4.20% [Member]	Mar. 31, 2012 U.S. Government note maturing in February 2061 - 4.20% [Member]	Dec. 31, 2011 U.S. Government note maturing in February 2061 - 4.20% [Member]	Mar. 01, 2011 U.S. Government note maturing in February 2061 - 4.20% [Member]	Jun. 30, 2012 Bank Term Loan - variable rates: 1.48% - 1.49% [Member]	Dec. 31, 2011 Bank Term Loan - variable rates: 1.48% - 1.49% [Member]	Jun. 30, 2012 Note to DPL Capital Trust II Maturing in September 2031 - 8.125% [Member]	Dec. 31, 2011 Note to DPL Capital Trust II Maturing in September 2031 - 8.125% [Member]	Dec. 31, 2011 Senior Notes Maturing in September 2011 - 6.875% [Member]	Jun. 30, 2012 Five Year Senior Unsecured Notes at 6.50% maturing on October 15, 2016 [Member]	Dec. 31, 2011 Five Year Senior Unsecured Notes at 6.50% maturing on October 15, 2016 [Member]	Jun. 30, 2012 Ten Year Senior Unsecured Notes at 7.25% maturing at October 15, 2021 [Member]	Dec. 31, 2011 Ten Year Senior Unsecured Notes at 7.25% maturing at October 15, 2021 [Member]
Long-term debt, gross	$ 2,619.2	$ 2,628.9		$ 494	$ 503.6	$ 36.1	$ 36.1	$ 179.6	$ 179.6	$ 96.2	$ 96.2	$ 100	$ 100	$ 18.4		$ 18.5	$ 18.7	$ 425	$ 425	$ 19.7	$ 19.5		$ 450	$ 450	$ 800	$ 800
Obligation for capital lease	0.2	0.4
Total long-term debt	$ 924.3	$ 934
Debt instrument maturity year				Oct 1, 2013		Jan 1, 2028		Jan 1, 2034		Sep 1, 2036		Nov 1, 2040								Sep 1, 2031			Oct 1, 2016		Oct 1, 2021
Debt instrument interest percentage			4.20%	5.13%		4.70%		4.80%		4.80%				4.20%	4.20%					8.13%		6.88%	6.50%		7.25%
Debt instrument interest percentage minimum												0.04%	0.06%					2.24%	1.48%
Debt instrument interest percentage maximum	2.30%											0.26%	0.32%						4.25%

Debt Obligations (Current portion - Long-term Debt) (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Mar. 01, 2011	Jun. 30, 2012 Pollution control series maturing in November 2040 - variable rates: 0.04% - 0.20% and 0.06% - 0.32% [Member]	Jun. 30, 2012 U.S. Government note maturing in February 2061 - 4.20% [Member]	Mar. 31, 2012 U.S. Government note maturing in February 2061 - 4.20% [Member]	Dec. 31, 2011 U.S. Government note maturing in February 2061 - 4.20% [Member]	Dec. 31, 2011 Senior Notes Maturing in September 2011 - 6.875% [Member]
Obligation for capital lease	$ 0.3	$ 0.3
Total current portion - long-term debt	0.4	0.4
Senior notes maturing in September 2011								297.4
Debt instrument maturity year				Nov 1, 2040
Debt instrument interest percentage			4.20%		4.20%	4.20%		6.88%
U.S. Government note maturing in February 2061 - 4.20%, current					$ 0.1		$ 0.1

Debt Obligations (Long-term Debt Maturities) (Details) (USD $) In Millions, unless otherwise specified	6 Months Ended
Jun. 30, 2012
Debt Obligations [Abstract]
Due within one year	$ 0.4
Due within two years	470.4
Due within three years	425.1
Due within four years	0.1
Due within five years	450.1
Thereafter	1,252.8
Unamortized adjustments to market value from purchase accounting	20.7
Total	$ 2,598.9

Income Taxes (Narrative) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Income Taxes [Abstract]
Estimated annual effective income tax rate			29.00%	33.70%
Increase in income tax expense	$ 3.7		$ 3.9
Increase in deferred state income taxes	3.6		3.6
Decrease in other estimated tax liabilities	0.1		0.3
Increase (decrease) in deferred tax liabilities	$ 1.5		$ 7.8
Effective income tax rates	51.00%	34.00%	37.40%	35.30%

Income Taxes (Components of Income Tax Expense) (Details) (Parent Company [Member], USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Parent Company [Member]
Income tax expense	$ 12.4	$ 16.3	$ 20.1	$ 41.1

Pension and Postretirement Benefits (Narrative) (Details) (DP&L [Member], USD $) In Millions, unless otherwise specified	Feb. 28, 2011
DP&L [Member]
Defined Benefit Plan Disclosure [Line Items]
Contribution to the defined benefit plan	$ 40

Pension and Postretirement Benefits (Pension and Postretirement Benefit Plans' Obligations and Assets) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Jun. 30, 2012 Pension [Member]	Jun. 30, 2011 Pension [Member]	Jun. 30, 2012 Pension [Member]	Jun. 30, 2011 Pension [Member]	Jun. 30, 2012 Postretirement [Member]	Jun. 30, 2011 Postretirement [Member]	Jun. 30, 2012 Postretirement [Member]	Jun. 30, 2011 Postretirement [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost		$ 1.6	$ 1.5	$ 3.1	$ 2.9		$ 0.1	$ 0.1	$ 0.1
Interest cost		4.3	4.3	8.6	8.6	0.1	0.2	0.4	0.5
Noncurrent liabilities	$ (64.9)

Pension and Postretirement Benefits (Net Periodic Benefit Cost (Income)) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Period in which the difference between market related value of assets is calculated in years, max	5		5
Period in which the difference between actual and estimated asset returns in MRVA is calculated	3		3
Market related value of assets	$ 336	$ 316	$ 336	$ 316
Pension [Member]
Service cost	1.6	1.5	3.1	2.9
Interest cost	4.3	4.3	8.6	8.6
Expected return on assets	(5.6)	(6.1)	(11.3)	(12.2)
Actuarial (gain) / loss	1.2	2.2	2.4	4.5
Prior service cost	0.3	0.6	0.7	1.1
Net periodic benefit cost / (income) before adjustments	1.8	2.5	3.5	4.9
Postretirement [Member]
Service cost		0.1	0.1	0.1
Interest cost	0.1	0.2	0.4	0.5
Expected return on assets			(0.1)	(0.1)
Actuarial (gain) / loss	(0.2)	(0.2)	(0.4)	(0.4)
Prior service cost
Net periodic benefit cost / (income) before adjustments	$ (0.1)	$ 0.1		$ 0.1

Pension and Postretirement Benefits (Estimated Future Benefit Payments and Medicare Part D Reimbursements) (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012
Pension [Member]
2012	$ 11.5
2013	22.7
2014	23.2
2015	23.8
2016	24
2017 - 2021	124.4
Postretirement [Member]
2012	1.2
2013	2.3
2014	2.2
2015	2
2016	1.9
2017 - 2021	$ 7.5

Fair Value Measurements (Narrative) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2012	Dec. 31, 2011
Acquisition cost per share			$ 30
Long Term Debt Range Adjusted To Fair Value at Merger Start	2013
Long Term Debt Range Adjusted To Fair Value At Merger End	2061
Unrealized gains / (losses) on financial instruments, Amount before tax		$ 0.5
Percent of inputs to the fair value of derivative instruments from quoted market prices		99.00%
Money market funds	$ 110	$ 110	$ 125
First Mortgage Bonds Maturing in October 2013 - 5.125% [Member]
Debt maturities maximum period		Oct 1, 2013
Pollution Control Series Maturing in January 2028 - 4.70% [Member]
Debt maturities maximum period		Jan 1, 2028
Pollution Control Series Maturing in January 2034 - 4.80% [Member]
Debt maturities maximum period		Jan 1, 2034
Pollution Control Series Maturing in September 2036 - 4.80% [Member]
Debt maturities maximum period		Sep 1, 2036
Pollution control series maturing in November 2040 - variable rates: 0.04% - 0.20% and 0.06% - 0.32% [Member]
Debt maturities maximum period		Nov 1, 2040
Note to DPL Capital Trust II Maturing in September 2031 - 8.125% [Member]
Debt maturities maximum period		Sep 1, 2031
Five Year Senior Unsecured Notes at 6.50% maturing on October 15, 2016 [Member]
Debt maturities maximum period		Oct 1, 2016
Ten Year Senior Unsecured Notes at 7.25% maturing at October 15, 2021 [Member]
Debt maturities maximum period		Oct 1, 2021

Fair Value Measurements (Fair Value and Cost of Non-Derivative Instruments) (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Gross Proceeeds	$ 3,483.6
Carrying (Reported) Amount, Fair Value Disclosure [Member]
Total Assets	9.5	9.4
Estimate of Fair Value, Fair Value Disclosure [Member]
Total Master Trust Assets, Fair Value	10.8
Total Assets		10.3
Equity Securities [Member] | Carrying (Reported) Amount, Fair Value Disclosure [Member]
Total Master Trust Assets, Cost	4	3.9
Equity Securities [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Total Master Trust Assets, Fair Value	4.9	4.4
Debt Securities [Member] | Carrying (Reported) Amount, Fair Value Disclosure [Member]
Total Master Trust Assets, Cost	5	5
Debt Securities [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Total Master Trust Assets, Fair Value	5.5	5.5
Hedge Funds, Multi-strategy [Member] | Carrying (Reported) Amount, Fair Value Disclosure [Member]
Total Master Trust Assets, Cost	0.3	0.3
Hedge Funds, Multi-strategy [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Total Master Trust Assets, Fair Value	0.2	0.2
Money Market Funds [Member] | Carrying (Reported) Amount, Fair Value Disclosure [Member]
Total Master Trust Assets, Cost	0.2	0.2
Money Market Funds [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Total Master Trust Assets, Fair Value	0.2	0.2
Debt [Member] | Carrying (Reported) Amount, Fair Value Disclosure [Member]
Debt, Cost	2,619.6	2,629.3
Debt [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Debt, Fair Value	$ 2,744.4	$ 2,710.6

Fair Value Measurements (Fair Value and Redemption Frequency) (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Unfunded Commitments
Total Fair Value	10.8	10.3
Equity Securities [Member]
Unfunded Commitments
Total Fair Value	4.9	4.4
Debt Securities [Member]
Unfunded Commitments
Total Fair Value	5.5	5.5
Money Market Funds [Member]
Unfunded Commitments
Total Fair Value	0.2	0.2
Hedge Funds, Multi-strategy [Member]
Unfunded Commitments
Total Fair Value	$ 0.2	$ 0.2

Fair Value Measurements (Fair Value of Assets and Liabilities Measured on Recurring Basis) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012 Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Level 1 [Member]	Dec. 31, 2011 Level 1 [Member]	Jun. 30, 2012 Level 2 [Member]	Dec. 31, 2011 Level 2 [Member]	Jun. 30, 2012 Level 3 [Member]	Dec. 31, 2011 Level 3 [Member]	Jun. 30, 2012 Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2011 Carrying (Reported) Amount, Fair Value Disclosure [Member]	Sep. 30, 2011 Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2012 FTRs [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 FTRs [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 FTRs [Member] Level 1 [Member]	Dec. 31, 2011 FTRs [Member] Level 1 [Member]	Jun. 30, 2012 FTRs [Member] Level 2 [Member]	Dec. 31, 2011 FTRs [Member] Level 2 [Member]	Jun. 30, 2012 FTRs [Member] Level 3 [Member]	Dec. 31, 2011 FTRs [Member] Level 3 [Member]	Jun. 30, 2012 FTRs [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2011 FTRs [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2012 Futures [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Futures [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Futures [Member] Level 1 [Member]	Dec. 31, 2011 Futures [Member] Level 1 [Member]	Jun. 30, 2012 Futures [Member] Level 2 [Member]	Jun. 30, 2012 Futures [Member] Level 3 [Member]	Dec. 31, 2011 Futures [Member] Level 3 [Member]	Jun. 30, 2012 Forward NYMEX Coal Contracts [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Forward NYMEX Coal Contracts [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Forward NYMEX Coal Contracts [Member] Level 1 [Member]	Dec. 31, 2011 Forward NYMEX Coal Contracts [Member] Level 1 [Member]	Jun. 30, 2012 Forward NYMEX Coal Contracts [Member] Level 2 [Member]	Dec. 31, 2011 Forward NYMEX Coal Contracts [Member] Level 2 [Member]	Jun. 30, 2012 Forward NYMEX Coal Contracts [Member] Level 3 [Member]	Dec. 31, 2011 Forward NYMEX Coal Contracts [Member] Level 3 [Member]	Jun. 30, 2012 Forward NYMEX Coal Contracts [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2011 Forward NYMEX Coal Contracts [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2011 Interest Rate Hedge [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Interest Rate Hedge [Member] Level 1 [Member]	Dec. 31, 2011 Interest Rate Hedge [Member] Level 2 [Member]	Dec. 31, 2011 Interest Rate Hedge [Member] Level 3 [Member]	Dec. 31, 2011 Interest Rate Hedge [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2012 Debt [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Debt [Member] Level 1 [Member]	Jun. 30, 2012 Debt [Member] Level 2 [Member]	Jun. 30, 2012 Debt [Member] Level 3 [Member]	Jun. 30, 2012 Debt [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2012 Forward Contract Power [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Forward Contract Power [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Forward Contract Power [Member] Level 1 [Member]	Dec. 31, 2011 Forward Contract Power [Member] Level 1 [Member]	Jun. 30, 2012 Forward Contract Power [Member] Level 2 [Member]	Dec. 31, 2011 Forward Contract Power [Member] Level 2 [Member]	Jun. 30, 2012 Forward Contract Power [Member] Level 3 [Member]	Dec. 31, 2011 Forward Contract Power [Member] Level 3 [Member]	Jun. 30, 2012 Forward Contract Power [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2011 Forward Contract Power [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Sep. 30, 2011 Forward Contract Power [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2012 Collateral and Counterparty Netting [Member]	Dec. 31, 2011 Collateral and Counterparty Netting [Member]	Jun. 30, 2012 Collateral and Counterparty Netting [Member] FTRs [Member]	Dec. 31, 2011 Collateral and Counterparty Netting [Member] FTRs [Member]	Jun. 30, 2012 Collateral and Counterparty Netting [Member] Futures [Member]	Dec. 31, 2011 Collateral and Counterparty Netting [Member] Futures [Member]	Jun. 30, 2012 Collateral and Counterparty Netting [Member] Forward NYMEX Coal Contracts [Member]	Dec. 31, 2011 Collateral and Counterparty Netting [Member] Forward NYMEX Coal Contracts [Member]	Dec. 31, 2011 Collateral and Counterparty Netting [Member] Interest Rate Hedge [Member]	Jun. 30, 2012 Collateral and Counterparty Netting [Member] Debt [Member]	Jun. 30, 2012 Collateral and Counterparty Netting [Member] Forward Contract Power [Member]	Dec. 31, 2011 Collateral and Counterparty Netting [Member] Forward Contract Power [Member]	Jun. 30, 2012 Equity Securities [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Equity Securities [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Equity Securities [Member] Level 1 [Member]	Dec. 31, 2011 Equity Securities [Member] Level 1 [Member]	Jun. 30, 2012 Equity Securities [Member] Level 2 [Member]	Dec. 31, 2011 Equity Securities [Member] Level 2 [Member]	Jun. 30, 2012 Equity Securities [Member] Level 3 [Member]	Dec. 31, 2011 Equity Securities [Member] Level 3 [Member]	Jun. 30, 2012 Equity Securities [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2011 Equity Securities [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2012 Equity Securities [Member] Collateral and Counterparty Netting [Member]	Dec. 31, 2011 Equity Securities [Member] Collateral and Counterparty Netting [Member]	Jun. 30, 2012 Debt Securities [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Debt Securities [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Debt Securities [Member] Level 1 [Member]	Dec. 31, 2011 Debt Securities [Member] Level 1 [Member]	Jun. 30, 2012 Debt Securities [Member] Level 2 [Member]	Dec. 31, 2011 Debt Securities [Member] Level 2 [Member]	Jun. 30, 2012 Debt Securities [Member] Level 3 [Member]	Dec. 31, 2011 Debt Securities [Member] Level 3 [Member]	Jun. 30, 2012 Debt Securities [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2011 Debt Securities [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2012 Debt Securities [Member] Collateral and Counterparty Netting [Member]	Dec. 31, 2011 Debt Securities [Member] Collateral and Counterparty Netting [Member]	Jun. 30, 2012 Money Market Funds [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Money Market Funds [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Money Market Funds [Member] Level 1 [Member]	Dec. 31, 2011 Money Market Funds [Member] Level 1 [Member]	Jun. 30, 2012 Money Market Funds [Member] Level 2 [Member]	Dec. 31, 2011 Money Market Funds [Member] Level 2 [Member]	Jun. 30, 2012 Money Market Funds [Member] Level 3 [Member]	Dec. 31, 2011 Money Market Funds [Member] Level 3 [Member]	Jun. 30, 2012 Money Market Funds [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2011 Money Market Funds [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2012 Money Market Funds [Member] Collateral and Counterparty Netting [Member]	Dec. 31, 2011 Money Market Funds [Member] Collateral and Counterparty Netting [Member]	Jun. 30, 2012 Hedge Funds, Multi-strategy [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Hedge Funds, Multi-strategy [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Hedge Funds, Multi-strategy [Member] Level 1 [Member]	Dec. 31, 2011 Hedge Funds, Multi-strategy [Member] Level 1 [Member]	Jun. 30, 2012 Hedge Funds, Multi-strategy [Member] Level 2 [Member]	Dec. 31, 2011 Hedge Funds, Multi-strategy [Member] Level 2 [Member]	Jun. 30, 2012 Hedge Funds, Multi-strategy [Member] Level 3 [Member]	Dec. 31, 2011 Hedge Funds, Multi-strategy [Member] Level 3 [Member]	Jun. 30, 2012 Hedge Funds, Multi-strategy [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Dec. 31, 2011 Hedge Funds, Multi-strategy [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2012 Hedge Funds, Multi-strategy [Member] Collateral and Counterparty Netting [Member]	Dec. 31, 2011 Hedge Funds, Multi-strategy [Member] Collateral and Counterparty Netting [Member]	Jun. 30, 2012 Interest Rate Swap [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Interest Rate Swap [Member] Level 1 [Member]	Jun. 30, 2012 Interest Rate Swap [Member] Level 2 [Member]	Jun. 30, 2012 Interest Rate Swap [Member] Level 3 [Member]	Jun. 30, 2012 Interest Rate Swap [Member] Carrying (Reported) Amount, Fair Value Disclosure [Member]	Jun. 30, 2012 Interest Rate Swap [Member] Collateral and Counterparty Netting [Member]
Total Master Trust Assets, Fair Value			$ 10.8	$ 10.3			$ 10.8	$ 10.3			$ 10.8	$ 10.3																																																														$ 4.9	$ 4.4			$ 4.9	$ 4.4			$ 4.9	$ 4.4			$ 5.5	$ 5.5			$ 5.5	$ 5.5			$ 5.5	$ 5.5			$ 0.2	$ 0.2			$ 0.2	$ 0.2			$ 0.2	$ 0.2			$ 0.2	$ 0.2			$ 0.2	$ 0.2			$ 0.2	$ 0.2
Total Derivative Assets			18.6	19.2	0.3	1.8	18.3	17.4				16.4	15	(0.1)	0.1				0.1	(0.1)		(0.1)	0.1	0.3	1.8	0.3	1.8				(16.5)	(14.5)			(16.5)	(14.5)			(5.1)	(3.7)											18.3	17.3			18.3	17.3				16.3	15	(3.6)	(2.8)			(0.3)	(1.8)	11.4	10.8			(3.3)	(1)
Total Assets			29.4	29.5	0.3	1.8	29.1	27.7			25.8	26.7																																																		(3.6)	(2.8)
Total Short-term Investments		69.3
Debt Instrument, Fair Value Disclosure																																														(2,744.4)		(2,725.2)	(19.2)	(2,744.4)
Total Derivative Liabilities			72.1	(60.3)			72	(60.3)	0.1		49.2	(43.9)																													(32.5)		(32.5)		(32.5)						16	(13.3)			16	(13.3)			4.5	(7.7)		(22.9)	16.4									(11.5)	5.6																																																	39.5		39.5		39.5
Total Liabilities			$ 2,816.5	$ (60.3)			$ 2,797.2	$ (60.3)	$ 19.3		$ 2,793.6	$ (43.9)																																																		$ (22.9)	$ 16.4
Acquisition cost per share	$ 30

Derivative Instruments and Hedging Activities (Narrative) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jun. 30, 2012	Mar. 01, 2011
Gain (Loss) on Settlement of Derivative Instrument (Before Tax)	$ 48.1
Gain (Loss) on Settlement of Derivative Instrument (After Tax)	31.3
Loans Payable to Bank, Noncurrent	425
Debt instrument interest percentage			4.20%
Reclassified from accumulated OCI into income, forecasted transactions	5.1
Reclassified from accumulated OCI into income, forecasted transactions, net of tax	3.3
Fair value of commodity derivative instruments		32.8
Liability position offset by the asset position of counterparties with master netting agreements		3.7
Collateral Already Posted, Aggregate Fair Value		19.3
Collateral if debt were to fall below investment grade		9.8
Planned Future Borrowing Activities In 2011 [Member]
Interest rate hedging relationships notional amount	200
Senior Notes Maturing in September 2011 - 6.875% [Member]
Senior notes maturing in September 2011	$ 297.4
Debt instrument interest percentage	6.88%

Derivative Instruments and Hedging Activities (Outstanding Derivative Instruments) (Details) (USD $)	Jun. 30, 2012 FTRs [Member]	Dec. 31, 2011 FTRs [Member]	Jun. 30, 2012 Heating Oil [Member] gal	Dec. 31, 2011 Heating Oil [Member] gal	Jun. 30, 2012 Forward Power Contracts [Member] MTM position [Member]	Dec. 31, 2011 Forward Power Contracts [Member] MTM position [Member]	Jun. 30, 2012 Forward Power Contracts [Member] Cash Flow Hedge [Member]	Dec. 31, 2011 Forward Power Contracts [Member] Cash Flow Hedge [Member]	Jun. 30, 2012 NYMEX Coal [Member]	Dec. 31, 2011 NYMEX Coal [Member]	Mar. 31, 2012 Interest Rate Swap [Member]	Dec. 31, 2011 Interest Rate Swap [Member]
Purchase of Units Derivative Instruments Financial Transmission Rights	15,200	7,100
Sales of Units Derivative Instruments Financial Transmission Rights		(700)
Purchase of Volume Units Derivative Instruments Heating Oil Futures			630,000	2,772,000
Purchase of Units Derivative Instruments Forward Power Contracts Designated as Cash Flow Hedge							876,000	886,200
Sales of Units Derivative Instruments Forward Power Contracts Designated as Cash Flow Hedge							(1,595,200)	(341,600)
Purchase of Units Derivative Instruments Forward Power Contracts Not Designated as Hedged					1,981,100	1,769,400
Sales of Units Derivative Instruments Forward Power Contracts Not Designated as Hedged					(4,003,100)	(1,739,500)
Purchase of Volume Units Derivative Instruments Coal Contracts									860,300	2,015,000
Purchase of Derivative Instruments Interest Rate Swaps											$ 160,000,000	$ 160,000,000
Derivative, Nonmonetary Notional Amount	15,200	6,400	630,000	2,772,000	(2,022,000)	29,900	(719,200)	544,600	860,300	2,015,000
Notional Amount of Derivatives											$ 160,000,000	$ 160,000,000

Derivative Instruments and Hedging Activities (Gains or Losses Recognized in AOCI for the Cash Flow Hedges) (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Jun. 30, 2012 Forward Contract Power [Member]	Jun. 30, 2011 Forward Contract Power [Member]	Jun. 30, 2012 Forward Contract Power [Member]	Jun. 30, 2011 Forward Contract Power [Member]	Jun. 30, 2012 Interest Rate Swap [Member]	Jun. 30, 2011 Interest Rate Swap [Member]	Jun. 30, 2012 Interest Rate Swap [Member]	Jun. 30, 2011 Interest Rate Swap [Member]	Jun. 30, 2012 Interest Expense [Member] Forward Contract Power [Member]	Jun. 30, 2011 Interest Expense [Member] Forward Contract Power [Member]	Jun. 30, 2012 Interest Expense [Member] Interest Rate Swap [Member]	Jun. 30, 2011 Interest Expense [Member] Interest Rate Swap [Member]	Jun. 30, 2012 Interest Expense [Member] Interest Rate Swap [Member]	Jun. 30, 2011 Interest Expense [Member] Interest Rate Swap [Member]	Jun. 30, 2012 Revenues [Member] Forward Contract Power [Member]	Jun. 30, 2011 Revenues [Member] Forward Contract Power [Member]	Jun. 30, 2012 Revenues [Member] Forward Contract Power [Member]	Jun. 30, 2011 Revenues [Member] Forward Contract Power [Member]	Jun. 30, 2012 Revenues [Member] Interest Rate Swap [Member]	Jun. 30, 2011 Revenues [Member] Interest Rate Swap [Member]	Jun. 30, 2012 Purchased Power [Member] Forward Contract Power [Member]	Jun. 30, 2011 Purchased Power [Member] Forward Contract Power [Member]	Jun. 30, 2011 Purchased Power [Member] Forward Contract Power [Member]	Jun. 30, 2012 Purchased Power [Member] Interest Rate Swap [Member]	Jun. 30, 2011 Purchased Power [Member] Interest Rate Swap [Member]
Beginning accumulated derivative gain / (loss) in AOCI	$ (7.1)	$ (0.5)	$ (2.3)	$ (1.6)	$ 0.3	$ (1.8)	$ 8.5	$ 22.4	$ (0.8)	$ 21.4
Net gains / (losses) associated with current period hedging transactions			(0.2)	(0.5)	(1.6)	(0.9)	(13.2)	(10.8)	(4.2)	(9.2)
Net gains reclassified to earnings														0.7	0.3	0.1		0.3	(1.1)	0.5			0.1	0.3	0.7
Ending accumulated derivative gain / (loss) in AOCI	(7.1)	(0.5)	(2.4)	(1.5)	(2.4)	(1.5)	(4.7)	12.3	(4.7)	12.3
Net gains / (losses) associated with the ineffective portion of the hedging transaction													2.3	(1.3)	1.2	(1.3)
Portion expected to be reclassified to earnings in the next twelve months			$ (1.1)		$ (1.1)
Maximum length of time that we are hedging our exposure to variability in future cash flows related to forecasted transactions (in months)			30 months		30 months		14 months		14 months

Derivative Instruments and Hedging Activities (Fair Values of Derivative Instruments Designated as Hedging Instruments) (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Jun. 30, 2012 Not Designated as Hedging Instrument [Member]	Dec. 31, 2011 Not Designated as Hedging Instrument [Member]	Jun. 30, 2012 Short-term Derivative Positions [Member] Not Designated as Hedging Instrument [Member]	Jun. 30, 2012 Long-term Derivative Positions [Member] Not Designated as Hedging Instrument [Member]	Dec. 31, 2011 Long-term Derivative Positions [Member] Not Designated as Hedging Instrument [Member]	Dec. 31, 2011 Forward Contract Power [Member] Short-term Derivative Positions [Member] Other Prepayments and Current Assets [Member]	Jun. 30, 2011 Forward Contract Power [Member] Short-term Derivative Positions [Member] Other Prepayments and Current Assets [Member]	Dec. 31, 2011 Forward Contract Power [Member] Short-term Derivative Positions [Member] Other Current Liabilities [Member]	Jun. 30, 2011 Forward Contract Power [Member] Short-term Derivative Positions [Member] Other Current Liabilities [Member]	Dec. 31, 2011 Forward Contract Power [Member] Long-term Derivative Positions [Member] Other Deferred Credit [Member]	Jun. 30, 2011 Forward Contract Power [Member] Long-term Derivative Positions [Member] Other Deferred Credit [Member]	Dec. 31, 2011 Forward Contract Power [Member] Long-term Derivative Positions [Member] Other Deferred Asset [Member]	Dec. 31, 2011 Interest Rate Swap [Member] Long-term Derivative Positions [Member] Other Current Liabilities [Member]	Dec. 31, 2011 Interest Rate Swap [Member] Long-term Derivative Positions [Member] Other Deferred Credit [Member]	Jun. 30, 2011 Interest Rate Swap [Member] Long-term Derivative Positions [Member] Other Deferred Credit [Member]	Jun. 30, 2011 Cash Flow Hedge [Member]	Dec. 31, 2011 Cash Flow Hedge [Member] Designated as Hedging Instrument [Member]	Jun. 30, 2011 Cash Flow Hedge [Member] Short-term Derivative Positions [Member]	Dec. 31, 2011 Cash Flow Hedge [Member] Short-term Derivative Positions [Member] Designated as Hedging Instrument [Member]	Jun. 30, 2011 Cash Flow Hedge [Member] Long-term Derivative Positions [Member]	Dec. 31, 2011 Cash Flow Hedge [Member] Long-term Derivative Positions [Member] Designated as Hedging Instrument [Member]	Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Short-term Derivative Positions [Member]
Derivative Asset, Fair Value							$ 1.5	$ 1.8					$ 0.1
Derivative Fair Value Counterparty And Collateral Netting		15.8	12.9	11.3	4.5	7.5	(0.9)	(1.5)		2.4		3.1	(0.1)				3.5	0.7	0.9	(0.9)	2.6	1.6	5.4
Derivative Fair Value Counterparty And Collateral Netting, Liability											1.7
Derivative Liability, Fair Value, Not Offset Amount									(0.2)											0.4
Derivative Asset, Fair Value, Amount Not Offset Against Collateral							0.6
Derivative Liability, Fair Value	(32.8)								(0.2)	(2.9)	(2.6)	(4.6)			(32.5)	(39.5)
Derivative, Fair Value, Net		7		4.3	2.7			0.3		(0.5)		(1.5)				(39.5)	(41.2)	(33.7)	(0.2)	1.3	(41)	(35)
Derivative, Fair Value, Offset, Net		$ (8.8)	$ (7.4)	$ (7)	$ (1.8)	$ (4.4)					$ 0.9			$ 32.5			$ (44.7)	$ (33)	$ (1.1)		$ (43.6)	$ (33.4)	$ (3)

Derivative Instruments and Hedging Activities (Classification within the Condensed Consolidated Statements of Results of Operations or Balance Sheets of the Gains and Losses) (Details) (USD $)
In Millions, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Change in unrealized gain / (loss)	$ 5.1	$ (11.6)	$ (1.4)	$ (11.8)
Derivative, Gain (Loss) on Derivative, Net	(10.4)	0.9		1.9
Gain (Loss) on Derivative Instruments, Net, Pretax	(5.3)	(10.7)
Partner's share of gain (loss)		(5)
Regulatory (asset)/liability		(3.2)
Derivative Instruments, Gain (Loss) Recognized in Income, Net	(5.3)	(10.7)	(17)
Wholesale Revenue [Member]
Gain (Loss) on Derivative Instruments, Net, Pretax			0.7	(4.7)
Purchased Power [Member]
Gain (Loss) on Derivative Instruments, Net, Pretax			(2.5)	2.3
Derivative Instruments, Gain (Loss) Recognized in Income, Net	2	2
Fuel [Member]
Gain (Loss) on Derivative Instruments, Net, Pretax			(14.7)	1.2
Derivative Instruments, Gain (Loss) Recognized in Income, Net	(7.2)	(1.5)
O&M [Member]
Gain (Loss) on Derivative Instruments, Net, Pretax			0.2	0.1
Derivative Instruments, Gain (Loss) Recognized in Income, Net	0.1	0.1
Retail Revenue [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net	(2.7)	(3.1)
Partners Share of Gain Loss [Member]
Partner's share of gain (loss)	2.3		(1.2)	(7.4)
Regulatory Asset Liability [Member]
Regulatory (asset)/liability	0.2		(0.9)	(1.4)
NYMEX Coal [Member]
Change in unrealized gain / (loss)	5.7	(10.2)	(2)	(13.8)
Derivative, Gain (Loss) on Derivative, Net	(9.5)	1.4		3.8
Gain (Loss) on Derivative Instruments, Net, Pretax	(3.8)	(8.8)
Partner's share of gain (loss)		(5)
Regulatory (asset)/liability		(2.3)
Derivative Instruments, Gain (Loss) Recognized in Income, Net	(3.8)	(8.8)	(14.5)
NYMEX Coal [Member] | Purchased Power [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net
NYMEX Coal [Member] | Fuel [Member]
Gain (Loss) on Derivative Instruments, Net, Pretax			(15)	(0.6)
Derivative Instruments, Gain (Loss) Recognized in Income, Net	(6.9)	(1.5)
NYMEX Coal [Member] | O&M [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net
NYMEX Coal [Member] | Retail Revenue [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net
NYMEX Coal [Member] | Partners Share of Gain Loss [Member]
Partner's share of gain (loss)	2.3		(1.2)	(7.4)
NYMEX Coal [Member] | Regulatory Asset Liability [Member]
Regulatory (asset)/liability	0.8		(0.3)	(2)
Heating Oil [Member]
Change in unrealized gain / (loss)	(1.3)	(1.4)	(1.5)	1.6
Derivative, Gain (Loss) on Derivative, Net	0.5	0.6		0.9
Gain (Loss) on Derivative Instruments, Net, Pretax	(0.8)	(0.8)
Regulatory (asset)/liability		(0.9)
Derivative Instruments, Gain (Loss) Recognized in Income, Net	(0.8)	(0.8)	1.4
Heating Oil [Member] | Purchased Power [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net
Heating Oil [Member] | Fuel [Member]
Gain (Loss) on Derivative Instruments, Net, Pretax			0.3	1.8
Derivative Instruments, Gain (Loss) Recognized in Income, Net	(0.3)
Heating Oil [Member] | O&M [Member]
Gain (Loss) on Derivative Instruments, Net, Pretax			0.2	0.1
Derivative Instruments, Gain (Loss) Recognized in Income, Net	0.1	0.1
Heating Oil [Member] | Retail Revenue [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net
Heating Oil [Member] | Partners Share of Gain Loss [Member]
Partner's share of gain (loss)
Heating Oil [Member] | Regulatory Asset Liability [Member]
Regulatory (asset)/liability	(0.6)		(0.6)	0.6
FTR's [Member]
Change in unrealized gain / (loss)	(0.2)	0.1	(0.2)	(0.1)
Derivative, Gain (Loss) on Derivative, Net	0.7	0.2		(0.7)
Gain (Loss) on Derivative Instruments, Net, Pretax	0.5	0.3
Derivative Instruments, Gain (Loss) Recognized in Income, Net	0.5	0.3	0.5
FTR's [Member] | Purchased Power [Member]
Gain (Loss) on Derivative Instruments, Net, Pretax			0.3	(0.8)
Derivative Instruments, Gain (Loss) Recognized in Income, Net	0.5	0.3
FTR's [Member] | Fuel [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net
FTR's [Member] | O&M [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net
FTR's [Member] | Retail Revenue [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net
FTR's [Member] | Partners Share of Gain Loss [Member]
Partner's share of gain (loss)
FTR's [Member] | Regulatory Asset Liability [Member]
Regulatory (asset)/liability
Forward Power Contracts [Member]
Change in unrealized gain / (loss)	0.9	(0.1)	2.3	0.5
Derivative, Gain (Loss) on Derivative, Net	(2.1)	(1.3)		(2.1)
Gain (Loss) on Derivative Instruments, Net, Pretax	(1.2)	(1.4)
Derivative Instruments, Gain (Loss) Recognized in Income, Net	(1.2)	(1.4)	(4.4)
Forward Power Contracts [Member] | Wholesale Revenue [Member]
Gain (Loss) on Derivative Instruments, Net, Pretax			0.7	(4.7)
Forward Power Contracts [Member] | Purchased Power [Member]
Gain (Loss) on Derivative Instruments, Net, Pretax			(2.8)	3.1
Derivative Instruments, Gain (Loss) Recognized in Income, Net	1.5	1.7
Forward Power Contracts [Member] | Fuel [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net
Forward Power Contracts [Member] | O&M [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net
Forward Power Contracts [Member] | Retail Revenue [Member]
Derivative Instruments, Gain (Loss) Recognized in Income, Net	(2.7)	(3.1)
Forward Power Contracts [Member] | Partners Share of Gain Loss [Member]
Partner's share of gain (loss)
Forward Power Contracts [Member] | Regulatory Asset Liability [Member]
Regulatory (asset)/liability

Derivative Instruments and Hedging Activities (Fair Values of Derivative Instruments Not Designated as Hedging Instruments) (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Derivative Liability, Fair Value	$ (32.8)
Not Designated as Hedging Instrument [Member]
Derivative, Fair Value, Not Offset, Net		5.5
Derivative, Fair Value Counterparty and Collateral, Netting	15.8	12.9
Derivative, Fair Value, Offset, Net	(8.8)	(7.4)
Derivative, Fair Value, Net	7
Not Designated as Hedging Instrument [Member] | Short-term Derivative Positions [Member]
Derivative, Fair Value Counterparty and Collateral, Netting	11.3
Derivative, Fair Value, Offset, Net	(7)
Derivative, Fair Value, Net	4.3
Not Designated as Hedging Instrument [Member] | Long-term Derivative Positions [Member]
Derivative, Fair Value, Not Offset, Net		3.1
Derivative, Fair Value Counterparty and Collateral, Netting	4.5	7.5
Derivative, Fair Value, Offset, Net	(1.8)	(4.4)
Derivative, Fair Value, Net	2.7
FTRs [Member] | Other Prepayments and Current Assets [Member] | Short-term Derivative Positions [Member]
Derivative Asset, Fair Value		0.1
Derivative Asset, Fair Value, Not Offset Amount		0.1
Derivative, Fair Value Counterparty and Collateral, Netting
Forward Power Contracts [Member] | Other Prepayments and Current Assets [Member] | Short-term Derivative Positions [Member]
Derivative Asset, Fair Value	12.1	9.9
Derivative, Fair Value, Not Offset, Net		9.9
Derivative, Fair Value Counterparty and Collateral, Netting	(1.2)
Derivative, Fair Value, Net	10.9
Forward Power Contracts [Member] | Other Deferred Credits [Member] | Long-term Derivative Positions [Member]
Derivative Liability, Fair Value	(2.1)	(4)
Derivative, Fair Value Counterparty and Collateral, Netting	1	1.3
Derivative, Fair Value, Net	(1.1)	(2.7)
Forward Power Contracts [Member] | Other Current Liabilities [Member] | Short-term Derivative Positions [Member]
Derivative Liability, Fair Value	(6.4)	(6.5)
Derivative Liability, Fair Value, Not Offset Amount		(3.9)
Derivative, Fair Value Counterparty and Collateral, Netting	5	2.6
Derivative, Fair Value, Net	(1.4)
Forward Power Contracts [Member] | Other Deferred Assets [Member] | Long-term Derivative Positions [Member]
Derivative Asset, Fair Value	3.9	5.8
Derivative, Fair Value Counterparty and Collateral, Netting	(0.1)
Derivative, Fair Value, Net	3.8	5.8
NYMEX Coal [Member] | Other Deferred Credits [Member] | Long-term Derivative Positions [Member]
Derivative Liability, Fair Value		(6.2)
Derivative, Fair Value Counterparty and Collateral, Netting		6.2
NYMEX Coal [Member] | Other Current Liabilities [Member] | Short-term Derivative Positions [Member]
Derivative Liability, Fair Value		(8.3)
Derivative, Fair Value, Not Offset, Net		(3.7)
Derivative, Fair Value Counterparty and Collateral, Netting		4.6
Heating Oil [Member] | Other Prepayments and Current Assets [Member] | Short-term Derivative Positions [Member]
Derivative Asset, Fair Value	0.3	1.8
Derivative, Fair Value Counterparty and Collateral, Netting	(0.3)	(1.8)
Heating Oil [Member] | Other Current Liabilities [Member] | Short-term Derivative Positions [Member]
Derivative Liability, Fair Value, Not Offset Amount
Not Designated as Hedging Instrument [Member] | Short-term Derivative Positions [Member]
Derivative, Fair Value, Not Offset, Net		2.4
Derivative, Fair Value Counterparty and Collateral, Netting		5.4
Derivative, Fair Value, Offset, Net		$ (3)

Common Shareholders' Equity (Details) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended		12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011	Dec. 31, 2011	Jun. 30, 2012	Dec. 05, 2011
Common Shareholders' Equity [Abstract]
Common stock, shares authorized	1,500		1,500	1,500
Common stock, shares outstanding	1		1	1
Warrants exercised	1,000,000	700,000
Proceeds from exercise of warrants		$ 14.7
Warrant exercise price			21
ESOP Loan Repayment To Employer					68.2
Difference between strike price and merger price			9
Financial Instruments Subject to Mandatory Redemption, Settlement Terms, Excess of Liabilities over Assets			$ 9
Acquisition cost per share			$ 30

EPS (Schedule of Earnings Per Share, Basic and Diluted) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2011
EPS [Abstract]
Income - Basic		$ 31.7	$ 75.2
Shares - Basic		114.2	114.1
Earnings per share - Basic		$ 0.28	$ 0.66
Warrants		0.5	0.4
Stock options, performance and restricted shares		0.2	0.2
Income - Diluted		$ 31.7	$ 75.2
Shares - Diluted		114.9	114.7
Earnings per share - Diluted		$ 0.28	$ 0.66

Contractual Obligations, Commercial Commitments And Contingencies (Narrative) (Details) (USD $)	6 Months Ended	9 Months Ended	12 Months Ended		0 Months Ended	4 Months Ended	6 Months Ended				6 Months Ended			2 Months Ended		6 Months Ended
	Jun. 30, 2012 T	Sep. 22, 2009 T	Dec. 31, 2011	Mar. 01, 2011	May 03, 2010 DP&L [Member]	May 03, 2010 DP&L [Member]	Jun. 30, 2012 DP&L [Member]	Dec. 31, 2011 DP&L [Member]	Jun. 30, 2012 DPLE and DPLER [Member]	Jun. 30, 2012 MC Squared [Member]	Jun. 30, 2012 Beckjord Unit 6 [Member]	Jun. 30, 2012 Beckjord Unit 6 [Member] DP&L [Member]	Jun. 30, 2012 Hutchings Plant [Member] DP&L [Member]	Feb. 28, 2007 Coal Supply Agreements [Member] DP&L [Member] T	Jun. 30, 2012 Debt Obligation on 4.9% Equity Ownership [Member]	Jun. 30, 2012 Debt Obligation on 4.9% Equity Ownership [Member] DP&L [Member]	Jun. 30, 2012 First Mortgage Bonds Maturing in October 2013 - 5.125% [Member]	Jun. 30, 2012 Pollution Control Series Maturing in January 2028 - 4.70% [Member]	Jun. 30, 2012 Pollution Control Series Maturing in January 2034 - 4.80% [Member]	Jun. 30, 2012 Pollution Control Series Maturing in September 2036 - 4.80% [Member]	Jun. 30, 2012 U.S. Government note maturing in February 2061 - 4.20% [Member]	Mar. 31, 2012 U.S. Government note maturing in February 2061 - 4.20% [Member]	Jun. 30, 2012 Note to DPL Capital Trust II Maturing in September 2031 - 8.125% [Member]	Dec. 31, 2011 Senior Notes Maturing in September 2011 - 6.875% [Member]	Jun. 30, 2012 Five Year Senior Unsecured Notes at 6.50% maturing on October 15, 2016 [Member]	Jun. 30, 2012 Ten Year Senior Unsecured Notes at 7.25% maturing at October 15, 2021 [Member]
Public Utility, Property, Plant and Equipment [Line Items]
Third party guarantees	$ 26,400,000								$ 26,100,000	$ 300,000
Due to third parties, current	0
Equity ownership interest							4.90%								4.90%
Equity ownership interest aggregate cost																69,200,000
Debt obligation															1,411,400,000
Long Term Debt Date Range Equity Ownership, Start																2013
Long Term Debt Date Range Equity Ownership, End																2040
Debt instrument interest percentage				4.20%													5.13%	4.70%	4.80%	4.80%	4.20%	4.20%	8.13%	6.88%	6.50%	7.25%
Environmental reserves	4,300,000
Percentage of coal-fire power plant holdings												50.00%	100.00%
Percentage of energy generated by coal	99.00%
Annual CO2 emissions generation at stations, in tons	16,000,000
Number of tons of CO2 emitted per year including electric generating units		25,000
Number of Auxiliary Boilers	7
Number of diesel electric generating engines						18
Number of emergency black start engines					8
Relief and civil penalties, per day							27,500
Coal supply failure by suppliers														1,500,000
Coal supply agreement, in tons														570,000
Proceeds from Legal Settlements							14,600,000
Deferred liability claims							18,100,000	17,800,000
Plant Value after Merger											0
Interest and Other Income	$ 5,400,000		$ 5,200,000

Contractual Obligations, Commercial Commitments And Contingencies (Schedule Of Contractual Obligations And Commercial Commitments) (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Contractual Obligations, Commercial Commitments And Contingencies [Abstract]
Total long-term debt	$ 924.3	$ 934
Long-term debt, Payment Year 2011	0.4
Long-term debt, Payment Year Thereafter	$ 1,252.8

Business Segments (Narrative) (Details) (USD $)	3 Months Ended	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2012
Service area, counties		24
Service area, square miles		6,000
Number of coal fired power plants		8
Approximate number of retail customers		500,000
Number of MC Squared Retail Customers	$ 29,000	$ 5,900
Competitive Retail [Member]
Approximate number of retail customers		70,000

Business Segments (Segment Financial Information) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Jun. 30, 2012 Utility [Member]	Jun. 30, 2011 Utility [Member]	Jun. 30, 2012 Utility [Member]	Jun. 30, 2011 Utility [Member]	Jun. 30, 2012 Competitive Retail [Member]	Jun. 30, 2011 Competitive Retail [Member]	Jun. 30, 2012 Competitive Retail [Member]	Jun. 30, 2011 Competitive Retail [Member]	Jun. 30, 2012 Other Reportable Business Segment [Member]	Jun. 30, 2011 Other Reportable Business Segment [Member]	Jun. 30, 2012 Other Reportable Business Segment [Member]	Jun. 30, 2011 Other Reportable Business Segment [Member]	Jun. 30, 2012 Adjustments and Eliminations [Member]	Jun. 30, 2011 Adjustments and Eliminations [Member]	Jun. 30, 2012 Adjustments and Eliminations [Member]	Jun. 30, 2011 Adjustments and Eliminations [Member]	Jun. 30, 2012 Parent Company [Member]	Jun. 30, 2011 Parent Company [Member]	Jun. 30, 2012 Parent Company [Member]	Jun. 30, 2011 Parent Company [Member]
Revenues from external customers		$ 261.7	$ 315.9	$ 574.5	$ 690.6	$ 109.9	$ 102	$ 222	$ 196	$ 10.4	$ 15.4	$ 19.5	$ 27.3					$ 382	$ 433.3	$ 816	$ 913.9
Intersegment revenues		84.9	81	171.7	156.1					0.8	1	1.7	2	(85.7)	(82)	(173.4)	(158.1)
Total revenues		346.6	396.9	746.2	846.7	109.9	102	222	196	11.2	16.4	21.2	29.3	(85.7)	(82)	(173.4)	(158.1)	382	433.3	816	913.9
Purchased power		69.3	104.4	154.2	222.2	95.5	89.5	192.2	167.2	0.4	0.7	0.4	1.1	(84.9)	(81)	(171.7)	(156.1)	80.3	113.6	175.1	234.4
Gross margin		208.7	203.4	427.8	436.8	14.4	12.5	29.8	28.8	(8.7)	12.7	(28.3)	24	(0.8)	(1)	(1.7)	(2)	213.6	227.6	427.6	487.6
Depreciation and amortization		36.1	33.4	70.8	66.5	(0.1)		0.1	0.1	(4.9)	1.7	(8.4)	3.6					31.1	35.1	62.5	70.2
Interest expense		9.4	9.7	19	19.4	0.1	0.1	0.3	0.1	23.1	7.9	43.1	15.1	(0.2)	(0.1)	(0.4)	(0.1)	32.4	17.6	62	34.5
Income tax expense (benefit)		15.6	15.5	32.9	42.5	6.5	3.3	9.9	9.9	(9.7)	(2.5)	(22.7)	(11.3)					12.4	16.3	20.1	41.1
Net income (loss)		31.3	30.8	69.4	83.5	1.5	5.7	7.5	11.8	(20.4)	(3.7)	(43.3)	(18.5)		(1.1)		(1.6)	11.9	31.7	33.6	75.2
Total Assets	3,813.3	3,488.5	3,525.7	3,488.5	3,525.7	76.5	69.9	76.5	69.9	2,443.8	2,501.5	2,443.8	2,501.5					6,008.8	6,097.1	6,008.8	6,097.1
Capital expenditures		56.3	48.4	109.5	90.8	0.1		0.5		0.1		0.5	0.6					56.5	48.4	110.5	91.4
Amortization of other assets										19.2		47						19.2		47
Fuel Costs		$ 68.6	$ 89.1	$ 164.2	$ 187.7					$ 0.3	$ 3	$ 2.1	$ 4.2					$ 68.9	$ 92.1	$ 166.3	$ 191.9